                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         Variable Life Insurance Policy
                                   (Destiny)

                          Supplement dated May 1, 2006
                      to the Prospectus dated May 1, 2004

                                Flexible Premium
                        Variable Life Insurance Policies
                  (Variable Universal Life/Executive Benefit)

                          Supplement dated May 1, 2006
                     to the Prospectuses dated May 1, 2002

                    Flexible Premium Joint and Last Survivor
                         Variable Life Insurance Policy

                          Supplement dated May 1, 2006
                      to the Prospectus dated May 1, 2002

               Flexible Premium Variable Life Insurance Policies
                       (VUL 95/VUL 100/VGSP/Russell VUL)

                          Supplement dated May 1, 2006
                     to the Prospectuses dated May 1, 2000

     This supplement updates certain information contained in the last full prospectus for each of the above-referenced variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your policy, without charge, on request. These policies are no longer available for sale.

     General American Life Insurance Company is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. General American's Home Office is 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE UNDERLYING FUND PROSPECTUSES ARE ATTACHED. INCLUDED ARE PROSPECTUSES FOR THE RUSSELL INVESTMENT FUNDS, WHICH MAY NOT BE AVAILABLE UNDER YOUR POLICY. PLEASE READ THE PROSPECTUSES CAREFULLY AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE DIVISIONS OR FUNDS WILL PERFORM. THE POLICIES AND THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                YOUR PRIVACY NOTICE IS AT THE BACK OF THIS BOOK
                       AND IS NOT PART OF THE PROSPECTUS

THE COMPANY

     General American is principally engaged in writing individual life insurance policies and annuity contracts. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices (Home Office) of General American are located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The Administrative Office for various Policy transactions is as follows:

     FOR EXECUTIVE BENEFIT POLICY OWNERS:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 543
Division Transfers                     Warwick, RI 02887-0543

Death Claims                           General American
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

All Other Inquiries and                General American
Transactions                           Attention: COLI
                                       700 Quaker Lane
                                       Warwick, RI 02887-0355
                                       (800) 638-9294

     FOR ALL OTHER POLICY OWNERS:

Premium Payments                       General American
                                       P.O. Box 14490
                                       St. Louis, MO 63178-4490

Payment Inquires and                   General American
Correspondence                         Remittance Processing
                                       4100 Boy Scout Blvd.
                                       Tampa, FL 33607
                                       (800) 638-9294

Beneficiary and Ownership              General American
Changes                                P. O. Box 355
                                       Warwick, RI 02887-0355

Surrenders, Loans,                     General American
Withdrawals and                        P.O. Box 543
Division Transfers                     Warwick, RI 02887-0543

Death Claims                           General American
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

All Telephone                          (800) 638-9294
Transactions and Inquiries

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office, by telephoning us, or over the Internet. To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at
(800) 638-9294. To request a transfer or reallocation over the Internet, you may log on to our website at www.genamerica.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

     THE SEPARATE ACCOUNT. The separate account consists of divisions, each of which corresponds to an underlying Fund. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

     The following chart shows the Funds that are available under the policy along with the name of the investment adviser, sub-adviser (where applicable) and investment objective of each Fund. The Funds have different investment goals and strategies. You should review the prospectus of each Fund, or seek professional guidance in determining which Fund(s) best meet your objectives.

NOTE: THE RUSSELL INVESTMENT FUNDS ARE NOT AVAILABLE TO DESTINY OR EXECUTIVE BENEFIT POLICIES. FOR ALL OTHER POLICIES, THE RUSSELL INVESTMENT FUNDS ARE ONLY AVAILABLE FOR POLICIES WITH AN ISSUE DATE PRIOR TO JANUARY 1, 2000.

AMERICAN FUNDS INSURANCE SERIES  ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                 COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
American Funds Global            N/A             Capital appreciation through stocks.
Small Capitalization
Fund

American Funds Growth            N/A             Capital appreciation through stocks.
Fund

American Funds Growth-           N/A             Capital appreciation and income.
Income Fund

FIDELITY(R) VARIABLE INSURANCE   ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
PRODUCTS

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
VIP Equity-Income       FMR Co., Inc.            Reasonable income by investing primarily in
Portfolio                                        income producing equity securities. The fund
                                                 will also consider the potential for capital
                                                 appreciation. The fund's goal is to achieve
                                                 a yield which exceeds the composite yield of
                                                 securities comprising the Standard & Poor's
                                                 500(SM) Index (S&P 500(R)).

VIP Growth Portfolio    FMR Co., Inc.            Capital appreciation.

VIP Mid Cap Portfolio   FMR Co., Inc.            Long-term growth of capital.

VIP Overseas Portfolio  FMR Co., Inc.            Long-term growth of capital.

J.P. MORGAN SERIES TRUST II      ADVISER: J.P. MORGAN INVESTMENT MANAGEMENT INC.


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
JPMorgan Bond                    N/A             To provide high total return consistent with
Portfolio                                        moderate risk of capital and maintenance of
                                                 liquidity.

JPMorgan Small Company           N/A             To provide high total return from a
Portfolio                                        portfolio of small company stocks.

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Harris Oakmark          Harris Associates L.P.   Long-term capital appreciation.
International
Portfolio

Janus Aggressive        Janus Capital            Long-term growth of capital.
Growth Portfolio        Management LLC

Lazard Mid-Cap          Lazard Asset             Long-term capital appreciation.
Portfolio (formerly     Management, LLC(1)
Met/AIM Mid Cap Core
Equity Portfolio)

Lord Abbett Bond        Lord, Abbett & Co. LLC   High current income and the opportunity for
Debenture Portfolio                              capital appreciation to produce a high total
                                                 return.

Lord Abbett Growth and  Lord, Abbett & Co. LLC   Long-term growth of capital and income
Income Portfolio                                 without excessive fluctuation in market
                                                 value.

Lord Abbett Mid-Cap     Lord, Abbett & Co. LLC   Capital appreciation through investments,
Value Portfolio                                  primarily in equity securities, which are
                                                 believed to be undervalued in the
                                                 marketplace.

Met/AIM Small Cap       AIM Capital              Long-term growth of capital.
Growth Portfolio        Management, Inc.

MFS Research            Massachusetts            Capital appreciation
International           Financial Services
Portfolio               Company

Neuberger Berman Real   Neuberger Berman         Total return through investment in real
Estate Portfolio        Management Inc.          estate securities, emphasizing both capital
                                                 appreciation and current income.

PIMCO Total Return      Pacific Investment       Maximum total return, consistent with the
Portfolio               Management Company LLC   preservation of capital and prudent
                                                 investment management.

RCM Global Technology   RCM Capital Management   Capital appreciation; no consideration is
                        LLC                      given to income.

T. Rowe Price Mid-Cap   T. Rowe Price            Long-term growth of capital.
Growth Portfolio        Associates, Inc.


METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------

BlackRock Aggressive    BlackRock Advisors,      Maximum capital appreciation.
Growth Portfolio        Inc

BlackRock Bond Income   BlackRock Advisors,      A competitive total return primarily from
Portfolio               Inc.                     investing in fixed-income securities.

BlackRock Diversified   BlackRock Advisors,      High total return while attempting to limit
Portfolio               Inc.                     investment risk and preserve capital.

BlackRock Large Cap     BlackRock Advisors,      Long-term growth of capital.
Value Portfolio         Inc.

BlackRock Legacy Large  BlackRock Advisors,      Long-term growth of capital.
Cap Growth Portfolio    Inc.

BlackRock Money Market  BlackRock Advisors,      A high level of current income consistent
Portfolio(2)            Inc.                     with preservation of capital.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
BlackRock Strategic     BlackRock Advisors,      High total return, consisting principally of
Value Portfolio         Inc.                     capital appreciation.

Davis Venture Value     Davis Selected           Growth of capital.
Portfolio               Advisers, L.P.(3)

FI International Stock  Fidelity Management &    Long-term growth of capital.
Portfolio               Research Company

FI Mid Cap              Fidelity Management &    Long-term growth of capital.
Opportunities           Research Company
Portfolio

Harris Oakmark Focused  Harris Associates L.P.   Long-term capital appreciation.
Value Portfolio

Harris Oakmark Large    Harris Associates L.P.   Long-term capital appreciation.
Cap Value Portfolio

Lehman Brothers(R)      Metropolitan Life        To equal the performance of the Lehman
Aggregate Bond Index    Insurance Company        Brothers Aggregate Bond Index.
Portfolio

MetLife Mid Cap Stock   Metropolitan Life        To equal the performance of the Standard &
Index Portfolio         Insurance Company        Poor's Mid Cap 400 Composite Stock Price
                                                 Index.

MetLife Stock Index     Metropolitan Life        To equal the performance of the Standard &
Portfolio               Insurance Company        Poor's 500 Composite Stock Price Index.

MFS Total Return        Massachusetts            Favorable total return through investment in
Portfolio               Financial Services       a diversified portfolio.
                        Company

Morgan Stanley EAFE(R)  Metropolitan Life        To equal the performance of the MSCI EAFE
Index Portfolio         Insurance Company        Index.

Neuberger Berman Mid    Neuberger Berman         Capital growth.
Cap Value Portfolio     Management Inc.

Russell 2000(R) Index   Metropolitan Life        To equal the return of the Russell 2000
Portfolio               Insurance Company        Index.

T. Rowe Price Large     T. Rowe Price            Long-term growth of capital, and
Cap Growth Portfolio    Associates, Inc.         secondarily, dividend income.

T. Rowe Price Small     T. Rowe Price            Long-term capital growth.
Cap Growth Portfolio    Associates, Inc.

Western Asset           Western Asset            To maximize total return consistent with
Management U.S.         Management Company(4)    preservation of capital and maintenance of
Government Portfolio                             liquidity.
(formerly Salomon
Brothers U.S.
Government Portfolio)


RUSSELL INVESTMENT FUNDS                   ADVISER: FRANK RUSSELL INVESTMENT
                                           MANAGEMENT COMPANY

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Aggressive Equity Fund  Multiple sub-advisers    To provide long term capital growth.
Core Bond Fund          Multiple sub-advisers    To provide current income and the
                                                 preservation of capital.

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Multi-Style Equity      Multiple sub-advisers    To provide long-term capital growth.
  Fund
Non-U.S. Fund           Multiple sub-advisers    To provide long-term capital growth.

VAN ECK WORLDWIDE INSURANCE TRUST        ADVISER: VAN ECK ASSOCIATES CORPORATION

FUND                         SUB-ADVISER                     INVESTMENT OBJECTIVE
----                         -----------                     --------------------
Worldwide Emerging               N/A             Long-term capital appreciation by investing
Markets Fund                                     primarily in equity securities in emerging
                                                 markets around the world.

Worldwide Hard Assets            N/A             Long-term capital appreciation by investing
Fund                                             primarily in "hard asset securities." Hard
                                                 asset securities are the stocks and bonds
                                                 and other securities of companies that
                                                 derive at least 50% of gross revenue or
                                                 profit from the exploration, development,
                                                 production or distribution of precious
                                                 metals, natural resources, real estate and
                                                 commodities. Income is a secondary
                                                 consideration.

---------------

(1) Prior to December 19, 2005, AIM Capital Management, Inc. was the sub-adviser to this Portfolio.


(2) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Division investing in the Money Market Portfolio may become extremely low and possibly negative.

(3) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

(4) Prior to May 1, 2006, Salomon Brothers Asset Management Inc was the sub-adviser to this Portfolio.


FOR MORE INFORMATION REGARDING THE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

OTHER FUNDS AND SHARE CLASSES

     The Russell Investment Funds may not be available under your Policy, even though they are described in the attached Fund prospectuses. The Real Estate Securities Fund described in the Russell Investment Funds prospectus is not available under any Policy.

     Some of the Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For Fidelity Variable Insurance Products and the Van Eck Worldwide Insurance Trust, we offer Initial Class shares; for the Metropolitan Series Fund, Inc., we offer Class A shares; for the Met Investors Series Trust, we offer Class A shares; and for the American Funds Insurance Series, we offer Class 2 shares.

CHARGES AND DEDUCTIONS

     The following table describes the annual operating expenses for each Fund for the year ended December 31, 2005, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                           FEE
                                                                            GROSS        WAIVERS
                                                                            TOTAL          AND          NET TOTAL
                                           MANAGEMENT    OTHER     12B-1    ANNUAL       EXPENSE         ANNUAL
                                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSEMENTS   EXPENSES(1)
                                           ----------   --------   -----   --------   --------------   -----------
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund....................     .74%        .05%     .25%     1.04%          .00%           1.04%
American Funds Growth Fund...............     .33%        .02%     .25%      .60%          .00%            .60%
American Funds Growth-Income Fund........     .28%        .01%     .25%      .54%          .00%            .54%
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio..............     .47%        .09%     .00%      .56%          .00%            .56%
VIP Growth Portfolio.....................     .57%        .10%     .00%      .67%          .00%            .67%
VIP Mid Cap Portfolio....................     .57%        .12%     .00%      .69%          .00%            .69%
VIP Overseas Portfolio...................     .72%        .17%     .00%      .89%          .00%            .89%
J.P. MORGAN SERIES TRUST II
JPMorgan Bond Portfolio..................     .30%        .45%     .00%      .75%          .00%            .75%(2)
JPMorgan Small Company Portfolio.........     .60%        .55%     .00%     1.15%          .00%           1.15%(2)
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Harris Oakmark International Portfolio...     .82%        .13%     .00%      .95%          .00%            .95%(3)
Janus Aggressive Growth Portfolio........     .67%        .05%     .00%      .72%          .00%            .72%(3)
Lazard Mid-Cap Portfolio.................     .70%        .10%     .00%      .80%          .00%            .80%(3,4)
Lord Abbett Bond Debenture Portfolio.....     .51%        .05%     .00%      .56%          .00%            .56%
Lord Abbett Growth and Income
  Portfolio..............................     .50%        .04%     .00%      .54%          .00%            .54%(4)
Lord Abbett Mid-Cap Value Portfolio......     .68%        .08%     .00%      .76%          .00%            .76%
Met/AIM Small Cap Growth Portfolio.......     .90%        .10%     .00%     1.00%          .00%           1.00%(3,5)
MFS Research International Portfolio.....     .74%        .22%     .00%      .96%          .00%            .96%(3,5)
Neuberger Berman Real Estate Portfolio...     .67%        .03%     .00%      .70%          .00%            .70%(3)
PIMCO Total Return Portfolio.............     .50%        .07%     .00%      .57%          .00%         .57%(5)
RCM Global Technology Portfolio..........     .92%        .27%     .00%     1.19%          .00%           1.19%(3,5)
T. Rowe Price Mid-Cap Growth Portfolio...     .75%        .07%     .00%      .82%          .00%            .82%(3)
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth Portfolio....     .73%        .06%     .00%      .79%          .00%            .79%
BlackRock Bond Income Portfolio..........     .40%        .07%     .00%      .47%          .00%            .47%(6)
BlackRock Diversified Portfolio..........     .44%        .06%     .00%      .50%          .00%            .50%
BlackRock Large Cap Value Portfolio......     .70%        .15%     .00%      .85%          .00%            .85%
BlackRock Legacy Large Cap Growth
  Portfolio..............................     .73%        .07%     .00%      .80%          .00%            .80%
BlackRock Money Market Portfolio.........     .35%        .07%     .00%      .42%          .01%            .41%(6)
BlackRock Strategic Value Portfolio......     .83%        .06%     .00%      .89%          .00%            .89%

                                                                                           FEE
                                                                            GROSS        WAIVERS
                                                                            TOTAL          AND          NET TOTAL
                                           MANAGEMENT    OTHER     12B-1    ANNUAL       EXPENSE         ANNUAL
                                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSEMENTS   EXPENSES(1)
                                           ----------   --------   -----   --------   --------------   -----------
Davis Venture Value Portfolio............     .72%        .04%     .00%      .76%          .00%            .76%
FI International Stock Portfolio.........     .86%        .20%     .00%     1.06%          .00%           1.06%
FI Mid Cap Opportunities Portfolio.......     .68%        .07%     .00%      .75%          .00%            .75%
Harris Oakmark Focused Value Portfolio...     .73%        .04%     .00%      .77%          .00%            .77%
Harris Oakmark Large Cap Value
  Portfolio..............................     .72%        .06%     .00%      .78%          .00%            .78%
Lehman Brothers Aggregate Bond Index
  Portfolio..............................     .25%        .06%     .00%      .31%          .01%            .30%(6)
MetLife Mid Cap Stock Index Portfolio....     .25%        .09%     .00%      .34%          .01%            .33%(6)
MetLife Stock Index Portfolio............     .25%        .04%     .00%      .29%          .01%            .28%(6)
MFS Total Return Portfolio...............     .57%        .16%     .00%      .73%          .00%            .73%(7)
Morgan Stanley EAFE Index Portfolio......     .30%        .22%     .00%      .52%          .01%            .51%(6)
Neuberger Berman Mid Cap Value
  Portfolio..............................     .67%        .09%     .00%      .76%          .00%            .76%
Russell 2000 Index Portfolio.............     .25%        .11%     .00%      .36%          .01%            .35%(6)
T. Rowe Price Large Cap Growth
  Portfolio..............................     .60%        .12%     .00%      .72%          .00%            .72%(6)
T. Rowe Price Small Cap Growth
  Portfolio..............................     .51%        .09%     .00%      .60%          .00%            .60%
Western Asset Management U.S. Government
  Portfolio..............................     .54%        .07%     .00%      .61%          .00%            .61%
RUSSELL INVESTMENT FUNDS
Aggressive Equity Fund...................     .95%        .18%     .00%     1.13%          .08%           1.05%(8)
Core Bond Fund...........................     .60%        .12%     .00%      .72%          .02%            .70%(8)
Multi-Style Equity Fund..................     .78%        .09%     .00%      .87%          .00%            .87%(8)
Non-U.S. Fund............................     .95%        .31%     .00%     1.26%          .11%           1.15%(8)
VAN ECK WORLDWIDE INSURANCE TRUST
  (INITIAL CLASS SHARES)
Worldwide Emerging Markets Fund..........    1.00%        .35%     .00%     1.35%          .00%           1.35%
Worldwide Hard Assets Fund...............    1.00%        .17%     .00%     1.17%          .00%           1.17%


---------------

(1) Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


(2) Net Total Annual Expenses reflect a written agreement pursuant to which JP Morgan Funds Management, Inc. agrees that it will reimburse the Portfolios to the extent total annual operating expenses of the Portfolios' shares (excluding dividend expenses on securities sold short, interest, taxes and extraordinary expenses) exceed .75% for the JP Morgan Bond Portfolio and 1.15% for the JP Morgan Small Company Portfolio through April 30, 2007.



(3) Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2007, the following percentages: 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .80% for the Lazard Mid-Cap Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, 1.10% for the RCM Global Technology Portfolio and .90% for the T. Rowe Price Mid-Cap Growth Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to certain brokerage commission recaptures not shown in the table, actual Net Total Annual Expenses for the RCM Global Technology Portfolio were 1.10% for the year ended December 31, 2005.

(4) Management Fees have been restated to reflect a new management fee schedule that became effective on December 19, 2005 for the Lazard Mid-Cap Portfolio and January 1, 2006 for the Lord Abbett Growth and Income Portfolio.



(5) Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .04% for the Met/AIM Small Cap Growth Portfolio, .05% for the MFS Research International Portfolio, .01% for the PIMCO Total Return Portfolio, and .14% for the RCM Global Technology Portfolio.



(6) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. (the "Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive, until April 30, 2007, the management fee payable by certain Portfolios in the following percentage amounts: .006% for the Lehman Brothers Aggregate Bond Index Portfolio, .007% for the MetLife Stock Index Portfolio, .007% for the MetLife Mid Cap Stock Index Portfolio, .007% for the Morgan Stanley EAFE Index Portfolio, .007% for the Russell 2000 Index Portfolio, .025% on assets in excess of $1 billion and less than $2 billion for the BlackRock Bond Income Portfolio, .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio and .015% on the first $50 million of assets for the T. Rowe Price Large Cap Growth Portfolio.



(7) The Management Fee for the MFS Total Return Portfolio has been restated to reflect a new management fee schedule that became effective on May 1, 2006.



(8) The Funds' Manager, Frank Russell Investment Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its management fee, up to the full amount of that fee, equal to the amount by which the funds' operating expenses exceed 1.05% for the Aggressive Equity Fund, .70% for the Core Bond Fund, .87% for the Multi-Style Equity Fund and 1.15% for the Non-U.S. Fund, and to reimburse the Funds for all remaining expenses, after fee waivers, that exceed these amounts for each Fund.



CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS



     An investment adviser (other than our affiliate Met Life Advisers and Met Investors Advisory) or sub-adviser or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Funds. The amount of the compensation is not deducted from Fund assets and does not decrease the Fund's investment return. The amount of the compensation is based on a percentage of assets of the Fund attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or sub-advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.



     We and certain of our affiliated insurance companies have membership interests in our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our membership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from a Fund. We may benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Charges and Deductions -- Annual Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Funds for information on the management fees paid by the adviser to sub-advisers.)


     The American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 under which the Funds make payments to our Distributor, MetLife Investors Distribution Company, in consideration of services provided and expenses incurred by our Distributor in distributing the Funds' shares. The payments, which are equal to 0.25% of the Separate Account assets invested in Funds, are deducted from the assets of the Funds and decrease the Funds' investment return. The Distribution Plan is described in more detail in each Fund's prospectus. (See also "Charges and Deductions -- Annual Fund Operating Expenses.")

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Small Capitalization Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for the services it provides in marketing the Funds' shares in connection with the Policies.

SELECTION OF THE FUNDS

     We select the Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services, as described above. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Fund.

                                 POLICY RIGHTS

TRANSFERS

     Frequent requests from Policy Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, Russell 2000 Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, VIP Overseas Portfolio, American Funds Global Small Capitalization Fund, JPMorgan Small Company Stock Portfolio, Russell Aggressive Equity Fund, Russell Non-U.S. Fund, Van Eck Worldwide Emerging Markets Fund and Van Eck Worldwide Hard Assets Fund) and we monitor transfer activity in those Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Monitored Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.



     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

     Transfers made under the dollar cost averaging program or the portfolio rebalancing program are not treated as transfers when we evaluate trading patterns for market timing.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.



     The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds. However, under rules recently adopted by the Securities and Exchange Commission, effective October 16, 2006 we will be required to (1) enter into a written agreement with each Fund or its principal underwriter that will obligate us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.



     In addition, Policy Owners and other persons with interests in the Policies should be aware that some Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Funds.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Fund prospectuses for more details.



                              THE GENERAL ACCOUNT



TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS



     We are not currently imposing the Maximum Amount limit on transfers and withdrawals from the General Account, but we reserve the right to do so.

                              FEDERAL TAX MATTERS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, in particular, with respect to joint and last survivor life insurance policies. Nevertheless, we believe that the Policies should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard or guaranteed issue basis and Policies with term riders added, and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the owner pay the full amount of premiums under the Policy. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

     1. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred. Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. The transfer of the Policy or designation of a Beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under Federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation skipping and other taxes.

     A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. Under a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investments in the Policy, the excess will generally be treated as ordinary income subject to tax. The tax consequences of other distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract".

     2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

     In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

     Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

     Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

NOTE: MOST DESTINY POLICIES WERE MODIFIED ENDOWMENT CONTACTS FROM THE DATE OF ISSUE, THEREFORE, DISTRIBUTIONS FROM MOST DESTINY POLICIES ARE TAXED AS FOLLOWS:

     3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT
CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that is included in income, except where the distribution or Policy Loan (a) is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the
Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Policy Loans from, or secured by, a Policy that is not a modified endowment contract should generally not be treated as distributions. Instead, such loans should generally be treated as indebtedness of the Owner. However, because the tax consequences associated with Policy Loans are not always clear, in particular, with respect to Policy Loans outstanding after the tenth Policy year, you should consult a tax adviser prior to taking any Policy Loan.

     Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

     5. POLICY LOANS. Generally, interest paid on any loan under a life insurance Policy is not deductible. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER IF THE DEDUCTIBILITY OF LOAN INTEREST IS A CONSIDERATION IN THE PURCHASE OF A POLICY. If a Policy Loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.

     6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax adviser.

     7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

     8. MULTIPLE POLICES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

     9. LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     10. WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     11. ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and
$3,500,000 in 2009.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     12. CONTINUATION OF POLICY BEYOND ATTAINED AGE 100. The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 birthday are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

     13. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     14. GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if your Policy is, or may become, subject to a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act") which was signed into law on July 30, 2002, prohibits, with exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


     Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

     15. ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

     16. PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     17. POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     18. FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

     19. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

MANAGEMENT

     The directors and executive officers of General American Life Insurance Company and their principal business experience are:

DIRECTORS OF GENERAL AMERICAN


NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Michael K. Farrell*                   Director of General American since 2003 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2002.
Leland C. Launer, Jr.**               Director of NELICO since 2005 and President, Institutional
                                      Business of Metropolitan Life Insurance Company since 2005.
                                      Formerly, Executive Vice President and Chief Investment
                                      Officer 2003-2005 of Metropolitan Life Insurance Company.
James L. Lipscomb**                   Director of General American since 2002 and Executive
                                      Vice-President and General Counsel of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President and Deputy General Counsel 2001-2003 of
                                      Metropolitan Life; President and Chief Executive Officer
                                      2000-2001 of Conning Corporation.
Hugh C. McHaffie***                   Director of General American since 2004 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      2000.
Catherine A. Rein**                   Director of General American since 2004 and Senior
                                      Executive Vice President and Chief Administrative Officer
                                      of Metropolitan Life Insurance Company since 2005.
                                      Formerly, President and Chief Executive Officer 1999- 2004
                                      of Metropolitan Property and Casualty.
Stanley J. Talbi**                    Director of General American since 2002 and Senior Vice
                                      President of Metropolitan Life Insurance Company since
                                      1974.
Michael J. Vietri****                 Director of NELICO since 2005 and Executive Vice President of Metropolitan Life Insurance Company since 2005.
                                      Formerly, Senior Vice President 1999-2004 of Metropolitan
                                      Life Insurance Company.
Lisa M. Weber**                       Chairman of the Board, President and Chief Executive
                                      Officer of General American since 2004 and President,
                                      Individual Business of Metropolitan Life Insurance Company
                                      since 2004; formerly, Director of General American since
                                      2000 and Senior Executive Vice President and Chief
                                      Administrative Officer 2001- 2004.

NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
William J. Wheeler**                  Director of General American since 2002 and Executive Vice
                                      President and Chief Financial Officer of Metropolitan Life
                                      Insurance Company since 2003. Formerly, Senior Vice
                                      President 1997-2003 of Metropolitan Life.
Anthony J. Williamson**               Director, Vice President and Treasurer of General American
                                      since 2002 and Senior Vice President and Treasurer of
                                      Metropolitan Life Insurance Company since 2001.


EXECUTIVE OFFICERS OF GENERAL AMERICAN OTHER THAN DIRECTORS


NAME AND PRINCIPAL BUSINESS ADDRESS                  PRINCIPAL BUSINESS EXPERIENCE
-----------------------------------                  -----------------------------
Joseph J. Prochaska, Jr.**            Senior Vice President and Chief Accounting Officer of
                                      General American since 2004 and Senior Vice President and
                                      Chief Accounting Officer of Metropolitan Life Insurance
                                      Company since 2003. Formerly, Senior Vice President and
                                      Controller 2000-2003 of Aon Corporation.


---------------
The principal business address:

   * Metropolitan Life, 10 Park Avenue, Morristown, NJ 07962


  ** Metropolitan Life, One MetLife Plaza, 27-01 Queens Plaza, North, Long
     Island City, NY 11101


 *** Metropolitan Life, 501 Boylston Street, Boston, MA 02116


**** Metropolitan Life, 177 South Commons Drive, Aurora, IL 60504



                                 VOTING RIGHTS


     Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

     The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

     The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

     Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

     DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                               LEGAL PROCEEDINGS


     General American, like other insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. In addition, on May 14, 2004, MetLife, Inc. announced that General American had received a "Wells Notice" from the Securities and Exchange Commission in connection with an SEC investigation regarding market timing and late trading in a limited number of its privately-placed variable insurance contracts. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of U.S. securities laws. Under SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. General American continues to cooperate fully with the SEC in its investigation and is not aware of any systemic problems with respect to such matters. Although the outcome of any litigation or administrative or other proceedings cannot be predicted with certainty, General American does not believe any such litigation or proceedings will have a materially adverse impact upon the Separate Account, or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account, or of General American to meet its obligations under the Policies.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     The financial statements of General American Separate Account Eleven and General American Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively), included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.


                              FINANCIAL STATEMENTS

     The financial statements of General American which are included in this prospectus supplement should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                 ANNUAL REPORT

                                       OF

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of General American Separate Account Eleven and the Board of Directors of General American Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the divisions (as disclosed in Note 1 to the financial statements) comprising General American Separate Account Eleven (the "Separate Account") of General American Life Insurance Company ("General American") as of December 31, 2005, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the divisions of the Separate Account of General American as of December 31, 2005, the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
March 14, 2006

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                        VIP                VIP                                               VAN ECK WORLDWIDE
                                   EQUITY-INCOME         GROWTH          VIP OVERSEAS       VIP MID-CAP         HARD ASSETS
                                      DIVISION          DIVISION           DIVISION           DIVISION           DIVISION
                                  ----------------   ---------------   ----------------   ----------------   -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
FIDELITY VARIABLE INSURANCE PRODUCTS
("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,069,987 shares; cost
 $24,092,026)...................  $     27,273,959   $            --   $             --   $             --   $             --
VIP Growth Portfolio
 (1,079,509 shares; cost
 $39,452,831)...................                --        36,379,453                 --                 --                 --
VIP Overseas Portfolio
 (694,710 shares; cost
 $11,102,519)...................                --                --         14,317,966                 --                 --
VIP Mid-Cap Portfolio
 (344,867 shares; cost
 $8,429,345)....................                --                --                 --         12,108,267                 --
VAN ECK WORLDWIDE INSURANCE TRUST
("VAN ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (113,323 shares; cost
 $2,061,586)....................                --                --                 --                 --          3,143,586
Van Eck Worldwide Emerging
 Markets Portfolio
 (154,991 shares; cost
 $2,336,799)....................                --                --                 --                 --                 --
RUSSELL INVESTMENT FUNDS ("RUSSELL FUNDS")
Russell Multi-Style Equity
 Portfolio
 (433,656 shares; cost
 $5,330,964)....................                --                --                 --                 --                 --
Russell Core Bond Portfolio
 (190,556 shares; cost
 $1,976,291)....................                --                --                 --                 --                 --
Russell Aggressive Equity
 Portfolio
 (186,091 shares; cost
 $2,309,140)....................                --                --                 --                 --                 --
Russell Non-US Portfolio
 (188,136 shares; cost
 $1,829,681)....................                --                --                 --                 --                 --
J.P. MORGAN SERIES TRUST II ("J.P. MORGAN FUND")
J.P. Morgan Bond Portfolio
 (315,027 shares; cost
 $3,800,061)....................                --                --                 --                 --                 --
J.P. Morgan Small Company
 Portfolio
 (425,735 shares; cost
 $6,239,793)....................                --                --                 --                 --                 --
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
FI Mid-Cap Opportunities
 Portfolio
 (153,580 shares; cost
 $2,266,312)....................                --                --                 --                 --                 --
T. Rowe Price Small Cap
 Portfolio
 (412,074 shares; cost
 $5,131,134)....................                --                --                 --                 --                 --
T. Rowe Price Large Cap Growth
 Portfolio
 (341,823 shares; cost
 $3,980,751)....................                --                --                 --                 --                 --
Neuberger Berman Mid-Cap Value
 Portfolio
 (145,573 shares; cost
 $2,704,671)....................                --                --                 --                 --                 --
FI International Stock Portfolio
 (266,941 shares; cost
 $2,789,375)....................                --                --                 --                 --                 --
Morgan Stanley EAFE Index
 Portfolio
 (705,972 shares; cost
 $6,430,673)....................                --                --                 --                 --                 --
                                  ----------------   ---------------   ----------------   ----------------   ----------------
Total Investments...............        27,273,959        36,379,453         14,317,966         12,108,267          3,143,586
Cash and Accounts Receivable....                --                --                 --                831                 --
                                  ----------------   ---------------   ----------------   ----------------   ----------------
Total Assets....................        27,273,959        36,379,453         14,317,966         12,109,098          3,143,586
LIABILITIES:
Due to General American Life
 Insurance Company..............            (5,910)           (3,632)            (3,523)                --                (54)
                                  ----------------   ---------------   ----------------   ----------------   ----------------
NET ASSETS......................  $     27,268,049   $    36,375,821   $     14,314,443   $     12,109,098   $      3,143,532
                                  ================   ===============   ================   ================   ================
Units Outstanding...............         1,222,942         1,958,718            739,654            604,861            118,357
Unit Fair Values................  $12.61 to $33.00   $8.99 to $28.74   $12.30 to $25.64   $19.61 to $20.63   $23.31 to $31.53

                                  VAN ECK WORLDWIDE        RUSSELL              RUSSELL
                                  EMERGING MARKETS    MULTI-STYLE EQUITY       CORE BOND
                                      DIVISION             DIVISION            DIVISION
                                  -----------------   ------------------   -----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
FIDELITY VARIABLE INSURANCE PROD
("FIDELITY FUNDS")
VIP Equity-Income Portfolio
 (1,069,987 shares; cost
 $24,092,026)...................  $             --     $             --    $             --
VIP Growth Portfolio
 (1,079,509 shares; cost
 $39,452,831)...................                --                   --                  --
VIP Overseas Portfolio
 (694,710 shares; cost
 $11,102,519)...................                --                   --                  --
VIP Mid-Cap Portfolio
 (344,867 shares; cost
 $8,429,345)....................                --                   --                  --
VAN ECK WORLDWIDE INSURANCE TRUS
("VAN ECK WORLDWIDE FUND")
Van Eck Worldwide Hard Assets
 Portfolio
 (113,323 shares; cost
 $2,061,586)....................                --                   --                  --
Van Eck Worldwide Emerging
 Markets Portfolio
 (154,991 shares; cost
 $2,336,799)....................         3,085,868                   --                  --
RUSSELL INVESTMENT FUNDS ("RUSSE
Russell Multi-Style Equity
 Portfolio
 (433,656 shares; cost
 $5,330,964)....................                --            5,797,988                  --
Russell Core Bond Portfolio
 (190,556 shares; cost
 $1,976,291)....................                --                   --           1,949,382
Russell Aggressive Equity
 Portfolio
 (186,091 shares; cost
 $2,309,140)....................                --                   --                  --
Russell Non-US Portfolio
 (188,136 shares; cost
 $1,829,681)....................                --                   --                  --
J.P. MORGAN SERIES TRUST II ("J.
J.P. Morgan Bond Portfolio
 (315,027 shares; cost
 $3,800,061)....................                --                   --                  --
J.P. Morgan Small Company
 Portfolio
 (425,735 shares; cost
 $6,239,793)....................                --                   --                  --
METROPOLITAN SERIES FUND, INC.
("METROPOLITAN FUND")
FI Mid-Cap Opportunities
 Portfolio
 (153,580 shares; cost
 $2,266,312)....................                --                   --                  --
T. Rowe Price Small Cap
 Portfolio
 (412,074 shares; cost
 $5,131,134)....................                --                   --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 (341,823 shares; cost
 $3,980,751)....................                --                   --                  --
Neuberger Berman Mid-Cap Value
 Portfolio
 (145,573 shares; cost
 $2,704,671)....................                --                   --                  --
FI International Stock Portfolio
 (266,941 shares; cost
 $2,789,375)....................                --                   --                  --
Morgan Stanley EAFE Index
 Portfolio
 (705,972 shares; cost
 $6,430,673)....................                --                   --                  --
                                  ----------------     ----------------    ----------------
Total Investments...............         3,085,868            5,797,988           1,949,382
Cash and Accounts Receivable....                --                  791                  --
                                  ----------------     ----------------    ----------------
Total Assets....................         3,085,868            5,798,779           1,949,382
LIABILITIES:
Due to General American Life
 Insurance Company..............              (845)                  --                  --
                                  ----------------     ----------------    ----------------
NET ASSETS......................  $      3,085,023     $      5,798,779    $      1,949,382
                                  ================     ================    ================
Units Outstanding...............           122,268              410,599             127,263
Unit Fair Values................  $21.40 to $33.53     $10.59 to $16.27    $14.13 to $16.32

                       See Notes to Financial Statements

        RUSSELL
       AGGRESSIVE          RUSSELL          J.P. MORGAN      J.P. MORGAN SMALL     FI MID-CAP       T. ROWE PRICE
         EQUITY            NON-U.S.             BOND              COMPANY         OPPORTUNITIES    SMALL CAP GROWTH
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    ----------------   ----------------   ----------------   -----------------   ---------------   ----------------
    $             --   $             --   $--..............  $             --    $            --   $            --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
           2,679,709                 --   --..............                 --                 --                --
                  --          2,385,566   --..............                 --                 --                --
                  --                 --          3,739,372                 --                 --                --
                  --                 --   --..............          6,777,704                 --                --
                  --                 --   --..............                 --          2,683,038                --
                  --                 --   --..............                 --                 --         6,234,682
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
                  --                 --   --..............                 --                 --                --
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
           2,679,709          2,385,566   3,739,372.......          6,777,704          2,683,038         6,234,682
                  --                 --   --..............                176                 --               185
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
           2,679,709          2,385,566   3,739,372.......          6,777,880          2,683,038         6,234,867
                  --                 --                (69)                --               (126)               --
    ----------------   ----------------   ----------------   ----------------    ---------------   ---------------
    $      2,679,709   $      2,385,566   $3,739,303.......  $      6,777,880    $     2,682,912   $     6,234,867
    ================   ================   ================   ================    ===============   ===============
             154,299            156,749   275,424.........            386,091            484,150           619,816
    $12.61 to $19.30   $13.18 to $15.48   $       13.11 to   $15.50 to $18.52    $5.35 to $13.81   $9.78 to $13.50
                                          $14.27..........


      T. ROWE PRICE     NEUBERGER BERMAN           FI             MORGAN STANLEY
     LARGE CAP GROWTH    MID-CAP VALUE     INTERNATIONAL STOCK      EAFE INDEX
         DIVISION           DIVISION            DIVISION             DIVISION
     ----------------   ----------------   -------------------   ----------------
     $            --    $             --    $             --     $             --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
                  --                  --                  --                   --
           4,624,866                  --                  --                   --
                  --           3,054,138                  --                   --
                  --                  --           3,598,366                   --
                  --                  --                  --            9,142,334
     ---------------    ----------------    ----------------     ----------------
           4,624,866           3,054,138           3,598,366            9,142,334
                  --                  --                  --                  956
     ---------------    ----------------    ----------------     ----------------
           4,624,866           3,054,138           3,598,366            9,143,290
                  --                (763)               (813)                  --
     ---------------    ----------------    ----------------     ----------------
     $     4,624,866    $      3,053,375    $      3,597,553     $      9,143,290
     ===============    ================    ================     ================
             466,875             193,015             249,702              536,803
     $9.59 to $12.68    $15.66 to $16.19    $14.24 to $14.71     $12.88 to $24.19

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                                   METLIFE        METLIFE MID-CAP       BLACKROCK          BLACKROCK
                                                 STOCK INDEX        STOCK INDEX      LARGE CAP VALUE      DIVERSIFIED
                                                   DIVISION           DIVISION           DIVISION           DIVISION
                                               ----------------   ----------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Stock Index Portfolio
 (2,465,321 shares; cost $61,849,890)........  $     81,848,668   $             --   $             --   $             --
MetLife Mid-Cap Stock Index Portfolio
 (58,156 shares; cost $742,853)..............                --            839,193                 --                 --
BlackRock Large Cap Value Portfolio
 (669,948 shares; cost $6,135,431)...........                --                 --          8,414,553                 --
BlackRock Diversified Portfolio
 (642,654 shares; cost $8,825,694)...........                --                 --                 --         10,494,315
Lehman Brothers Aggregate Bond Index
 Portfolio
 (1,249,347 shares; cost $13,459,085)........                --                 --                 --                 --
BlackRock Strategic Value Portfolio
 (599,758 shares; cost $8,823,147)...........                --                 --                 --                 --
Russell 2000 Index Portfolio
 (263,958 shares; cost $3,325,433)...........                --                 --                 --                 --
Harris Oakmark Large Cap Value Portfolio
 (303,636 shares; cost $3,776,342)...........                --                 --                 --                 --
BlackRock Legacy Large Cap Growth Portfolio
 (113,657 shares; cost $2,012,489)...........                --                 --                 --                 --
Harris Oakmark Focused Value Portfolio
 (24,512 shares; cost $5,487,810)............                --                 --                 --                 --
Davis Venture Value Portfolio
 (229,510 shares; cost $6,309,435)...........                --                 --                 --                 --
BlackRock Money Market Portfolio
 (171,332 shares; cost $17,133,230)..........                --                 --                 --                 --
BlackRock Bond Income Portfolio
 (20,402 shares; cost $2,245,716)............                --                 --                 --                 --
BlackRock Aggressive Growth Portfolio
 (240,629 shares; cost $4,163,522)...........                --                 --                 --                 --
MFS Total Return Portfolio
 (29,819 shares; cost $4,067,316)............                --                 --                 --                 --
Salomon Brothers U.S. Government Portfolio
 (8,048 shares; cost $98,075)................                --                 --                 --                 --
MetLife Conservative Allocation Portfolio
 (867 shares; cost $8,935)...................                --                 --                 --                 --
MetLife Conservative to Moderate Allocation
 Portfolio (8 shares; cost $84)..............                --                 --                 --                 --
                                               ----------------   ----------------   ----------------   ----------------
Total Investments............................        81,848,668            839,193          8,414,553         10,494,315
Cash and Accounts Receivable.................                --                 --                 --                 --
                                               ----------------   ----------------   ----------------   ----------------
Total Assets.................................        81,848,668            839,193          8,414,553         10,494,315

LIABILITIES:
Due to General American Life Insurance
 Company.....................................            (1,782)              (863)              (230)            (7,028)
                                               ----------------   ----------------   ----------------   ----------------
NET ASSETS...................................  $     81,846,886   $        838,330   $      8,414,323   $     10,487,287
                                               ================   ================   ================   ================
Units Outstanding............................         4,641,378             52,235            316,595            510,436
Unit Fair Values.............................  $10.63 to $48.01   $14.22 to $17.17   $12.73 to $44.93   $12.13 to $43.45


                                                 LEHMAN BROTHERS      BLACKROCK STRATEGIC       RUSSELL         HARRIS OAKMARK
                                               AGGREGATE BOND INDEX          VALUE             2000 INDEX      LARGE CAP VALUE
                                                     DIVISION              DIVISION             DIVISION           DIVISION
                                               --------------------   -------------------   ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Stock Index Portfolio
 (2,465,321 shares; cost $61,849,890)........    $             --      $             --     $             --   $             --
MetLife Mid-Cap Stock Index Portfolio
 (58,156 shares; cost $742,853)..............                  --                    --                   --                 --
BlackRock Large Cap Value Portfolio
 (669,948 shares; cost $6,135,431)...........                  --                    --                   --                 --
BlackRock Diversified Portfolio
 (642,654 shares; cost $8,825,694)...........                  --                    --                   --                 --
Lehman Brothers Aggregate Bond Index
 Portfolio
 (1,249,347 shares; cost $13,459,085)........          13,505,446                    --                   --                 --
BlackRock Strategic Value Portfolio
 (599,758 shares; cost $8,823,147)...........                  --            11,131,501                   --                 --
Russell 2000 Index Portfolio
 (263,958 shares; cost $3,325,433)...........                  --                    --            3,674,300                 --
Harris Oakmark Large Cap Value Portfolio
 (303,636 shares; cost $3,776,342)...........                  --                    --                   --          3,974,600
BlackRock Legacy Large Cap Growth Portfolio
 (113,657 shares; cost $2,012,489)...........                  --                    --                   --                 --
Harris Oakmark Focused Value Portfolio
 (24,512 shares; cost $5,487,810)............                  --                    --                   --                 --
Davis Venture Value Portfolio
 (229,510 shares; cost $6,309,435)...........                  --                    --                   --                 --
BlackRock Money Market Portfolio
 (171,332 shares; cost $17,133,230)..........                  --                    --                   --                 --
BlackRock Bond Income Portfolio
 (20,402 shares; cost $2,245,716)............                  --                    --                   --                 --
BlackRock Aggressive Growth Portfolio
 (240,629 shares; cost $4,163,522)...........                  --                    --                   --                 --
MFS Total Return Portfolio
 (29,819 shares; cost $4,067,316)............                  --                    --                   --                 --
Salomon Brothers U.S. Government Portfolio
 (8,048 shares; cost $98,075)................                  --                    --                   --                 --
MetLife Conservative Allocation Portfolio
 (867 shares; cost $8,935)...................                  --                    --                   --                 --
MetLife Conservative to Moderate Allocation
 Portfolio (8 shares; cost $84)..............                  --                    --                   --                 --
                                                 ----------------      ----------------     ----------------   ----------------
Total Investments............................          13,505,446            11,131,501            3,674,300          3,974,600
Cash and Accounts Receivable.................                  --                    --                1,541                 --
                                                 ----------------      ----------------     ----------------   ----------------
Total Assets.................................          13,505,446            11,131,501            3,675,841          3,974,600

LIABILITIES:
Due to General American Life Insurance
 Company.....................................             (10,636)               (1,757)                  --                 --
                                                 ----------------      ----------------     ----------------   ----------------
NET ASSETS...................................    $     13,494,810      $     11,129,744     $      3,675,841   $      3,974,600
                                                 ================      ================     ================   ================
Units Outstanding............................             774,171               575,468              274,071            351,694
Unit Fair Values.............................    $11.89 to $30.98      $13.17 to $20.11     $13.18 to $14.07   $11.18 to $11.55


    BLACKROCK LEGACY    HARRIS OAKMARK         DAVIS         BLACKROCK MONEY     BLACKROCK BOND        BLACKROCK
    LARGE CAP GROWTH    FOCUSED VALUE      VENTURE VALUE          MARKET             INCOME        AGGRESSIVE GROWTH
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION           DIVISION
    ----------------   ----------------   ----------------   ----------------   ----------------   -----------------
    $            --    $             --   $             --   $             --   $             --   $             --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --   --..............                 --                 --                 --
                 --                  --                 --                 --                 --                 --
          2,466,352                  --                 --                 --                 --                 --
                 --           6,499,852                 --                 --                 --                 --
                 --                  --          7,094,184                 --                 --                 --
                 --                  --                 --         17,133,236                 --                 --
                 --                  --                 --                 --          2,254,187                 --
                 --                  --                 --                 --                 --          5,402,120
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
                 --                  --                 --                 --                 --                 --
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
          2,466,352           6,499,852          7,094,184         17,133,236          2,254,187          5,402,120
                 --                  --                831                 --                325                 64
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
          2,466,352           6,499,852          7,095,015         17,133,236          2,254,512          5,402,184
               (109)               (135)                --               (315)                --                 --
    ---------------    ----------------   ----------------   ----------------   ----------------   ----------------
    $     2,466,243    $      6,499,717   $      7,095,015   $     17,132,921   $      2,254,512   $      5,402,184
    ===============    ================   ================   ================   ================   ================
            321,441             407,084            516,399          1,349,216            190,536            374,916
    $7.24 to $11.81    $14.02 to $16.62   $13.46 to $13.91   $10.56 to $20.54   $11.67 to $12.06   $10.21 to $18.27

                                                              METLIFE
                                               METLIFE      CONSERVATIVE
           MFS           SALOMON BROTHERS    CONSERVATIVE   TO MODERATE
       TOTAL RETURN      U.S. GOVERNMENT      ALLOCATION     ALLOCATION
         DIVISION            DIVISION          DIVISION       DIVISION
     ----------------   ------------------   ------------   ------------
     $             --   $               --     $    --        $    --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
                   --                   --          --             --
            4,415,605                   --          --             --
                   --               98,347          --             --
                   --                   --       8,992             --
                   --                   --          --             86
     ----------------   ------------------     -------        -------
            4,415,605               98,347       8,992             86
                   --                   32          --             --
     ----------------   ------------------     -------        -------
            4,415,605               98,379       8,992             86
                  (58)                  --          --             --
     ----------------   ------------------     -------        -------
     $      4,415,547   $           98,379     $ 8,992        $    86
     ================   ==================     =======        =======
              281,072                  556          86              1
     $12.35 to $19.94   $171.45 to $189.50     $104.13        $106.43

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 2005

                                                    METLIFE
                                      METLIFE     MODERATE TO    METLIFE
                                      MODERATE    AGGRESSIVE    AGGRESSIVE   JANUS AGGRESSIVE     RCM GLOBAL           PIMCO
                                     ALLOCATION   ALLOCATION    ALLOCATION        GROWTH          TECHNOLOGY        TOTAL RETURN
                                      DIVISION     DIVISION      DIVISION        DIVISION          DIVISION           DIVISION
                                     ----------   -----------   ----------   ----------------   ---------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Moderate Allocation
 Portfolio
 (1,396 shares; cost $14,975)......   $15,105       $    --      $    --     $            --    $            --   $             --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (3,365 shares; cost $37,184)......                  37,186           --                  --                 --                 --
MetLife Aggressive Allocation
 Portfolio
 (176 shares; cost $1,983).........        --            --        1,969                  --                 --                 --
MET INVESTORS SERIES TRUST ("MET INVESTORS
 FUND")
Janus Aggressive Growth Portfolio
 (48,415 shares; cost $342,682)....        --            --           --             421,213                 --                 --
RCM Global Technology Portfolio
 (102,782 shares; cost $467,096)...        --            --           --                  --            525,212                 --
PIMCO Total Return Portfolio
 (683,636 shares; cost
 $7,972,147).......................        --            --           --                  --                 --          7,930,180
T. Rowe Price Mid-Cap Growth
 Portfolio
 (288,086 shares; cost
 $2,081,429).......................        --            --           --                  --                 --                 --
Met/AIM Small Cap Growth Portfolio
 (70,636 shares; cost $868,958)....        --            --           --                  --                 --                 --
Lazard Mid-Cap Portfolio
 (27,048 shares; cost $370,069)....        --            --           --                  --                 --                 --
Harris Oakmark International
 Portfolio
 (321,520 shares; cost
 $4,520,237).......................        --            --           --                  --                 --                 --
Lord Abbett Growth & Income
 Portfolio
 (95,206 shares; cost
 $2,358,799).......................        --            --           --                  --                 --                 --
Lord Abbett Mid-Cap Value Portfolio
 (238,723 shares; cost
 $4,589,459).......................        --            --           --                  --                 --                 --
MFS Research International
 Portfolio
 (255,683 shares; cost
 $2,664,230).......................        --            --           --                  --                 --                 --
Neuberger Berman Real Estate
 Portfolio
 (108,041 shares; cost
 $1,362,086).......................        --            --           --                  --                 --                 --
Lord Abbett Bond Debenture
 Portfolio
 (717,944 shares; cost
 $8,782,655).......................        --            --           --                  --                 --                 --
Oppenheimer Capital Appreciation
 Portfolio
 (38 shares; cost $334)............        --            --           --                  --                 --                 --
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 (388,153 shares; cost
 $18,468,692)......................        --            --           --                  --                 --                 --
American Funds Growth-Income
 Portfolio
 (380,999 shares; cost
 $13,057,909)......................        --            --           --                  --                 --                 --
American Funds Global Small
 Capitalization Portfolio
 (296,150 shares; cost
 $4,682,763).......................        --            --           --                  --                 --                 --
                                      -------       -------      -------     ---------------    ---------------   ----------------
Total Investments..................    15,105        37,186        1,969             421,213            525,212          7,930,180
Cash and Accounts Receivable.......        --            --           --                  23                 --                 --
                                      -------       -------      -------     ---------------    ---------------   ----------------
Total Assets.......................    15,105        37,186        1,969             421,236            525,212          7,930,180
LIABILITIES:
Due to General American Life
 Insurance Company.................       (35)           --           --                  --            (20,555)            (1,672)
                                      -------       -------      -------     ---------------    ---------------   ----------------
NET ASSETS.........................   $15,070       $37,186      $ 1,969     $       421,236    $       504,657   $      7,928,508
                                      =======       =======      =======     ===============    ===============   ================
Units Outstanding..................       139           335           17              47,764             77,982            665,767
Unit Fair Values...................   $108.66       $110.94      $112.72     $8.38 to $12.34    $6.13 to $10.51   $11.69 to $12.08


                                      T. ROWE PRICE         MET/AIM
                                      MID-CAP GROWTH    SMALL CAP GROWTH
                                         DIVISION           DIVISION
                                     ----------------   ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE
METROPOLITAN FUND -- (CONTINUED)
MetLife Moderate Allocation
 Portfolio
 (1,396 shares; cost $14,975)......  $             --   $             --
MetLife Moderate to Aggressive
 Allocation Portfolio
 (3,365 shares; cost $37,184)......                --                 --
MetLife Aggressive Allocation
 Portfolio
 (176 shares; cost $1,983).........                --                 --
MET INVESTORS SERIES TRUST ("MET IN
 FUND")
Janus Aggressive Growth Portfolio
 (48,415 shares; cost $342,682)....                --                 --
RCM Global Technology Portfolio
 (102,782 shares; cost $467,096)...                --                 --
PIMCO Total Return Portfolio
 (683,636 shares; cost
 $7,972,147).......................                --                 --
T. Rowe Price Mid-Cap Growth
 Portfolio
 (288,086 shares; cost
 $2,081,429).......................         2,445,849                 --
Met/AIM Small Cap Growth Portfolio
 (70,636 shares; cost $868,958)....                --            964,885
Lazard Mid-Cap Portfolio
 (27,048 shares; cost $370,069)....                --                 --
Harris Oakmark International
 Portfolio
 (321,520 shares; cost
 $4,520,237).......................                --                 --
Lord Abbett Growth & Income
 Portfolio
 (95,206 shares; cost
 $2,358,799).......................                --                 --
Lord Abbett Mid-Cap Value Portfolio
 (238,723 shares; cost
 $4,589,459).......................                --                 --
MFS Research International
 Portfolio
 (255,683 shares; cost
 $2,664,230).......................                --                 --
Neuberger Berman Real Estate
 Portfolio
 (108,041 shares; cost
 $1,362,086).......................                --                 --
Lord Abbett Bond Debenture
 Portfolio
 (717,944 shares; cost
 $8,782,655).......................                --                 --
Oppenheimer Capital Appreciation
 Portfolio
 (38 shares; cost $334)............                --                 --
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 (388,153 shares; cost
 $18,468,692)......................                --                 --
American Funds Growth-Income
 Portfolio
 (380,999 shares; cost
 $13,057,909)......................                --                 --
American Funds Global Small
 Capitalization Portfolio
 (296,150 shares; cost
 $4,682,763).......................                --                 --
                                     ----------------   ----------------
Total Investments..................         2,445,849            964,885
Cash and Accounts Receivable.......               110                 --
                                     ----------------   ----------------
Total Assets.......................         2,445,959            964,885
LIABILITIES:
Due to General American Life
 Insurance Company.................                --               (141)
                                     ----------------   ----------------
NET ASSETS.........................  $      2,445,959   $        964,744
                                     ================   ================
Units Outstanding..................           191,552             79,545
Unit Fair Values...................  $12.52 to $13.59   $11.93 to $12.70


                                                                                             MFS
         LAZARD         HARRIS OAKMARK    LORD ABBETT GROWTH &   LORD ABBETT MID-CAP       RESEARCH       NEUBERGER BERMAN REAL
        MID-CAP         INTERNATIONAL            INCOME                 VALUE           INTERNATIONAL            ESTATE
        DIVISION           DIVISION             DIVISION              DIVISION             DIVISION             DIVISION
    ----------------   ----------------   --------------------   -------------------   ----------------   ---------------------
    $             --   $             --     $             --      $             --     $             --    $               --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
             369,205                 --                   --                    --                   --                    --
                  --          5,218,264                   --                    --                   --                    --
                  --                 --            2,626,722                    --                   --                    --
                  --                 --                   --             5,364,103                   --
                  --                 --                   --                    --            3,323,876                    --
                  --                 --                   --                    --                   --             1,528,779
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
                  --                 --                   --                    --                   --                    --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
             369,205          5,218,264            2,626,722             5,364,103            3,323,876             1,528,779
                  --                 --                   --                   666                   --                    --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
             369,205          5,218,264            2,626,722             5,364,769            3,323,876             1,528,779
                (451)              (567)                (317)                   --                  (34)                   --
    ----------------   ----------------     ----------------      ----------------     ----------------    ------------------
    $        368,754   $      5,217,697     $      2,626,405      $      5,364,769     $      3,323,842    $        1,528,779
    ================   ================     ================      ================     ================    ==================
              27,741            335,810              197,707               282,587              252,773                10,429
    $13.06 to $13.50   $15.39 to $15.90     $10.62 to $13.71      $17.21 to $20.65     $11.68 to $13.41    $145.21 to $147.40

                                                                                   AMERICAN
                          OPPENHEIMER                                               FUNDS
      LORD ABBETT BOND      CAPITAL       AMERICAN FUNDS     AMERICAN FUNDS      GLOBAL SMALL
         DEBENTURE        APPRECIATION        GROWTH         GROWTH-INCOME      CAPITALIZATION
          DIVISION          DIVISION         DIVISION           DIVISION           DIVISION
     ------------------   ------------   ----------------   ----------------   ----------------
     $               --      $   --      $             --   $             --   $             --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
                     --          --                    --                 --                 --
              8,816,348          --                    --                 --                 --
                     --         332                    --                 --                 --
                     --          --            22,893,268                 --                 --
                     --          --                    --         14,523,698                 --
                     --          --                    --                 --          6,254,692
     ------------------      ------      ----------------   ----------------   ----------------
              8,816,348         332            22,893,268        14,5 23,698          6,254,692
                    326         279                    --                 --                580
     ------------------      ------      ----------------   ----------------   ----------------
              8,816,674         611            22,893,268         14,523,698          6,255,272
                     --          --                (3,964)            (2,607)                --
     ------------------      ------      ----------------   ----------------   ----------------
     $        8,816,674      $  611      $     22,889,304   $     14,521,091   $      6,255,272
     ==================      ======      ================   ================   ================
                 47,167           7             1,610,626          1,161,565            354,785
     $182.69 to $199.23      $93.61      $14.01 to $14.52   $12.36 to $12.78   $17.36 to $18.18

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................   $1,353,018     $  501,544     $  395,995    $   186,475    $   105,252    $   101,839
 Expenses..........................      192,811        190,556        166,223        263,076        280,224        269,102
                                      ----------     ----------     ----------    -----------    -----------    -----------
Net investment income(loss)........    1,160,207        310,988        229,772        (76,601)      (174,972)      (167,263)
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      234,450         78,057       (636,728)    (1,480,056)    (1,493,745)    (3,372,191)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................      (29,623)     2,249,963      6,355,030      3,284,202      2,681,460     13,998,610
                                      ----------     ----------     ----------    -----------    -----------    -----------
Net realized and unrealized
 gains(losses).....................      204,827      2,328,020      5,718,302      1,804,146      1,187,715     10,626,419
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $1,365,034     $2,639,008     $5,948,074    $ 1,727,545    $ 1,012,743    $10,459,156
                                      ==========     ==========     ==========    ===========    ===========    ===========

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................   $  160,711     $  141,281    $    78,455
 Expenses..........................       95,672         89,831         73,454
                                      ----------     ----------    -----------
Net investment income(loss)........       65,039         51,450          5,001
                                      ----------     ----------    -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      (25,251)      (331,435)    (1,149,513)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................    2,258,497      1,879,527      5,011,920
                                      ----------     ----------    -----------
Net realized and unrealized
 gains(losses).....................    2,233,246      1,548,092      3,862,407
                                      ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $2,298,285     $1,599,542    $ 3,867,408
                                      ==========     ==========    ===========

                       See Notes to Financial Statements

                   VIP MID-CAP                         VAN ECK WORLDWIDE HARD ASSETS
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   172,432     $       --     $   21,352     $    6,709      $  3,504       $  1,951
         59,226         47,064         32,257         11,782         7,173          3,840
    -----------     ----------     ----------     ----------      --------       --------
        113,206        (47,064)       (10,905)        (5,073)       (3,669)        (1,889)
    -----------     ----------     ----------     ----------      --------       --------
      1,238,239        402,711         60,339        188,581       158,302         29,343
        473,913      1,723,369      1,799,052        844,433        71,056        186,258
    -----------     ----------     ----------     ----------      --------       --------
      1,712,152      2,126,080      1,859,391      1,033,014       229,358        215,601
    -----------     ----------     ----------     ----------      --------       --------
    $ 1,825,358     $2,079,016     $1,848,486     $1,027,941      $225,689       $213,712
    ===========     ==========     ==========     ==========      ========       ========

         VAN ECK WORLDWIDE EMERGING MARKETS               RUSSELL MULTI-STYLE EQUITY
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $ 15,201       $  8,211       $    743       $ 67,592      $  49,033      $   42,019
         12,344          9,528          5,388         40,721         43,132          38,689
       --------       --------       --------       --------      ---------      ----------
          2,857         (1,317)        (4,645)        26,871          5,901           3,330
       --------       --------       --------       --------      ---------      ----------
        278,686        237,059         64,342        (45,726)      (218,812)       (401,897)
        365,666         72,293        345,855        409,281        749,900       1,830,013
       --------       --------       --------       --------      ---------      ----------
        644,352        309,352        410,197        363,555        531,088       1,428,116
       --------       --------       --------       --------      ---------      ----------
       $647,209       $308,035       $405,552       $390,426      $ 536,989      $1,431,446
       ========       ========       ========       ========      =========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 RUSSELL CORE BOND                        RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $104,299       $112,615       $146,002       $260,722       $105,024       $  2,369
 Expenses..........................      15,020         18,360         18,013         18,443         18,469         15,770
                                       --------       --------       --------       --------       --------       --------
 Net investment income(loss).......      89,279         94,255        127,989        242,279         86,555        (13,401)
                                       --------       --------       --------       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      20,734         48,817         33,895        103,879         92,023        (15,514)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     (80,212)       (38,139)       (27,496)      (206,066)       190,748        923,244
                                       --------       --------       --------       --------       --------       --------
Net realized and unrealized
 gains(losses).....................     (59,478)        10,678          6,399       (102,187)       282,771        907,730
                                       --------       --------       --------       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $ 29,801       $104,933       $134,388       $140,092       $369,326       $894,329
                                       ========       ========       ========       ========       ========       ========

                                                   RUSSELL NON-US
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $ 37,356       $ 45,836       $ 54,758
 Expenses..........................      15,113         16,111         13,237
                                       --------       --------       --------
 Net investment income(loss).......      22,243         29,725         41,521
                                       --------       --------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............      25,229        (23,117)       (94,744)
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     222,527        369,946        737,515
                                       --------       --------       --------
Net realized and unrealized
 gains(losses).....................     247,756        346,829        642,771
                                       --------       --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $269,999       $376,554       $684,292
                                       ========       ========       ========

                       See Notes to Financial Statements

                 J.P. MORGAN BOND                        J.P. MORGAN SMALL COMPANY
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $164,204       $82,720        $110,574       $786,413      $       --     $       --
        17,244         9,161          12,128         28,741          23,005         18,418
      --------       -------        --------       --------      ----------     ----------
       146,960        73,559          98,446        757,672         (23,005)       (18,418)
      --------       -------        --------       --------      ----------     ----------
           (34)       14,554          40,537        343,914          63,115       (126,675)
       (76,466)      (31,643)        (83,584)      (937,478)      1,254,426      1,091,759
      --------       -------        --------       --------      ----------     ----------
       (76,500)      (17,089)        (43,047)      (593,564)      1,317,541        965,084
      --------       -------        --------       --------      ----------     ----------
      $ 70,460       $56,470        $ 55,399       $164,108      $1,294,536     $  946,666
      ========       =======        ========       ========      ==========     ==========

              FI MID-CAP OPPORTUNITIES                  T. ROWE PRICE SMALL CAP GROWTH
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $     --      $  14,226      $       --      $     --       $     --      $       --
         15,995         15,829          16,296        35,995         31,163          16,640
       --------      ---------      ----------      --------       --------      ----------
        (15,995)        (1,603)        (16,296)      (35,995)       (31,163)        (16,640)
       --------      ---------      ----------      --------       --------      ----------
        (58,481)      (182,865)       (555,069)      354,479        440,039         (62,882)
        244,972        620,653       1,373,769       285,418        150,911       1,105,929
       --------      ---------      ----------      --------       --------      ----------
        186,491        437,788         818,700       639,897        590,950       1,043,047
       --------      ---------      ----------      --------       --------      ----------
       $170,496      $ 436,185      $  802,404      $603,902       $559,787      $1,026,407
       ========      =========      ==========      ========       ========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                    T. ROWE PRICE LARGE CAP GROWTH
                                                                               DIVISION
                                                              ------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                                                 ENDED          ENDED          ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2005           2004           2003
                                                              ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................    $ 26,184       $ 12,326      $    4,781
 Expenses...................................................      28,170         25,561          19,704
                                                                --------       --------      ----------
Net investment income(loss).................................      (1,986)       (13,235)        (14,923)
                                                                --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from security transactions.......     281,004        441,233          (2,324)
Change in net unrealized appreciation (depreciation)of
 investments................................................     (22,927)       (32,629)      1,104,502
                                                                --------       --------      ----------
Net realized and unrealized gains(losses)...................     258,077        408,604       1,102,178
                                                                --------       --------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $256,091       $395,369      $1,087,255
                                                                ========       ========      ==========

                       See Notes to Financial Statements

          NEUBERGER BERMAN MID-CAP VALUE                   FI INTERNATIONAL STOCK
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $214,317       $ 44,386       $  1,264       $ 17,879       $ 26,360       $  7,063
        16,052          9,397          3,426         15,379         10,572          6,377
      --------       --------       --------       --------       --------       --------
       198,265         34,989         (2,162)         2,500         15,788            686
      --------       --------       --------       --------       --------       --------
       157,475        112,451         11,484        155,229        122,022        146,826
       (38,305)       197,676        190,096        370,431        207,524        241,093
      --------       --------       --------       --------       --------       --------
       119,170        310,127        201,580        525,660        329,546        387,919
      --------       --------       --------       --------       --------       --------
      $317,435       $345,116       $199,418       $528,160       $345,334       $388,605
      ========       ========       ========       ========       ========       ========

             MORGAN STANLEY EAFE INDEX                       METLIFE STOCK INDEX
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  143,940     $   46,890     $      273     $1,322,184     $  693,650    $     2,912
          49,688         45,515         26,532        544,842        537,199        338,513
      ----------     ----------     ----------     ----------     ----------    -----------
          94,252          1,375        (26,259)       777,342        156,451       (335,601)
      ----------     ----------     ----------     ----------     ----------    -----------
         491,209        606,581        395,506      2,932,902      2,088,828        801,918
         445,022        684,461      1,582,302       (604,531)     5,375,093     15,233,663
      ----------     ----------     ----------     ----------     ----------    -----------
         936,231      1,291,042      1,977,808      2,328,371      7,463,921     16,035,581
      ----------     ----------     ----------     ----------     ----------    -----------
      $1,030,483     $1,292,417     $1,951,549     $3,105,713     $7,620,372    $15,699,980
      ==========     ==========     ==========     ==========     ==========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            METLIFE MID-CAP STOCK INDEX                   BLACKROCK LARGE CAP VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $46,703        $ 3,030        $   101        $166,088       $     --      $   52,533
 Expenses..........................      3,035          1,924            309          60,939         58,008          34,887
                                       -------        -------        -------        --------       --------      ----------
Net investment income(loss)........     43,668          1,106           (208)        105,149        (58,008)         17,646
                                       -------        -------        -------        --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............     35,902         16,508         16,493         360,163        358,940         227,595
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     10,095         69,901         16,404         (36,838)       631,636       1,684,315
                                       -------        -------        -------        --------       --------      ----------
Net realized and unrealized
 gains(losses).....................     45,997         86,409         32,897         323,325        990,576       1,911,910
                                       -------        -------        -------        --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $89,665        $87,515        $32,689        $428,474       $932,568      $1,929,556
                                       =======        =======        =======        ========       ========      ==========

                                               BLACKROCK DIVERSIFIED
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends.........................    $164,006       $196,878      $      122
 Expenses..........................      70,126         70,167          47,975
                                       --------       --------      ----------
Net investment income(loss)........      93,880        126,711         (47,853)
                                       --------       --------      ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains(losses) from
 security transactions.............     168,515        273,118         132,251
Change in net unrealized
 appreciation (depreciation)of
 investments.......................     (24,132)       338,763       1,354,000
                                       --------       --------      ----------
Net realized and unrealized
 gains(losses).....................     144,383        611,881       1,486,251
                                       --------       --------      ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $238,263       $738,592      $1,438,398
                                       ========       ========      ==========

                       See Notes to Financial Statements

       LEHMAN BROTHERS AGGREGATE BOND INDEX              BLACKROCK STRATEGIC VALUE
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $  534,828      $404,994       $  5,234       $690,365      $       --     $       --
         92,083        89,636         59,211         69,686          56,588         29,106
     ----------      --------       --------       --------      ----------     ----------
        442,745       315,358        (53,977)       620,679         (56,588)       (29,106)
     ----------      --------       --------       --------      ----------     ----------
          9,237        67,236          5,640        486,866         774,046        313,541
       (265,050)       75,106        235,824       (702,631)        599,751      2,411,449
     ----------      --------       --------       --------      ----------     ----------
       (255,813)      142,342        241,464       (215,765)      1,373,797      2,724,990
     ----------      --------       --------       --------      ----------     ----------
     $  186,932      $457,700       $187,487       $404,914      $1,317,209     $2,695,884
     ==========      ========       ========       ========      ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                 RUSSELL 2000 INDEX                      HARRIS OAKMARK LARGE CAP VALUE
                                                      DIVISION                                      DIVISION
                                     ------------------------------------------   ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004           2003           2005           2004            2003
                                     ------------   ------------   ------------   ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $ 168,301       $ 12,528       $  2,348      $  25,528      $  25,182        $     --
 Expenses..........................      17,666         15,405          5,421         19,962         16,470           7,811
                                      ---------       --------       --------      ---------      ---------        --------
Net investment income (loss).......     150,635         (2,877)        (3,073)         5,566          8,712          (7,811)
                                      ---------       --------       --------      ---------      ---------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     229,319        268,901         28,014        122,491        538,304          24,972
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (207,834)       221,267        338,105       (189,982)      (199,782)        612,604
                                      ---------       --------       --------      ---------      ---------        --------
Net realized and unrealized gains
 (losses)..........................      21,485        490,168        366,119        (67,491)       338,522         637,576
                                      ---------       --------       --------      ---------      ---------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $ 172,120       $487,291       $363,046      $ (61,925)     $ 347,234        $629,765
                                      =========       ========       ========      =========      =========        ========

                                           BLACKROCK LEGACY LARGE CAP GROWTH
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   ---------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  9,809       $     --        $    857
 Expenses..........................      11,963         11,696          10,549
                                       --------       --------        --------
Net investment income (loss).......      (2,154)       (11,696)         (9,692)
                                       --------       --------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      82,680          4,935         (74,437)
Change in net unrealized
 appreciation (depreciation) of
 investments.......................      76,807        181,202         621,148
                                       --------       --------        --------
Net realized and unrealized gains
 (losses)..........................     159,487        186,137         546,711
                                       --------       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $157,333       $174,441        $537,019
                                       ========       ========        ========

                       See Notes to Financial Statements

            HARRIS OAKMARK FOCUSED VALUE                         DAVIS VENTURE VALUE
                      DIVISION                                        DIVISION
    ---------------------------------------------   ---------------------------------------------
    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
       ENDED          ENDED            ENDED           ENDED          ENDED            ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
        2005           2004            2003             2005           2004            2003
    ------------   ------------   ---------------   ------------   ------------   ---------------
     $  74,455      $  78,160       $    6,296        $ 26,751       $ 15,525        $  2,304
        37,313         34,075           19,305          19,511         15,965           6,836
     ---------      ---------       ----------        --------       --------        --------
        37,142         44,085          (13,009)          7,240           (440)         (4,532)
     ---------      ---------       ----------        --------       --------        --------
       672,476        647,532           96,958         223,191        110,849          58,857
      (142,831)      (134,412)       1,357,025         241,761        226,205         315,280
     ---------      ---------       ----------        --------       --------        --------
       529,645        513,120        1,453,983         464,952        337,054         374,137
     ---------      ---------       ----------        --------       --------        --------
     $ 566,787      $ 557,205       $1,440,974        $472,192       $336,614        $369,605
     =========      =========       ==========        ========       ========        ========

                BLACKROCK MONEY MARKET                           BLACKROCK BOND INCOME
                       DIVISION                                        DIVISION
     ---------------------------------------------   ---------------------------------------------
     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
        ENDED          ENDED            ENDED           ENDED          ENDED            ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2005           2004            2003             2005           2004            2003
     ------------   ------------   ---------------   ------------   ------------   ---------------
       $580,548       $264,204        $175,627         $103,691       $81,017         $ 46,367
        112,828        157,135         133,498            9,659         6,917            3,673
       --------       --------        --------         --------       -------         --------
        467,720        107,069          42,129           94,032        74,100           42,694
       --------       --------        --------         --------       -------         --------
             --             --            (159)         (31,299)        6,039           54,748
             --             --               4          (21,556)        5,361          (20,763)
       --------       --------        --------         --------       -------         --------
             --             --            (155)         (52,855)       11,400           33,985
       --------       --------        --------         --------       -------         --------
       $467,720       $107,069        $ 41,974         $ 41,177       $85,500         $ 76,679
       ========       ========        ========         ========       =======         ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                        BLACKROCK AGGRESSIVE GROWTH
                                                                                 DIVISION
                                                              -----------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
                                                                 ENDED          ENDED       APRIL 28, 2003 TO
                                                              DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                  2005           2004             2003
                                                              ------------   ------------   -----------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................   $      --       $     --        $       --
 Expenses...................................................      41,673         41,172            26,220
                                                               ---------       --------        ----------
Net investment income (loss)................................     (41,673)       (41,172)          (26,220)
                                                               ---------       --------        ----------
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......     756,356        612,239           172,427
Change in net unrealized appreciation (depreciation) of
 investments................................................    (176,968)       100,578         1,314,988
                                                               ---------       --------        ----------
Net realized and unrealized gains (losses)..................     579,388        712,817         1,487,415
                                                               ---------       --------        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................   $ 537,715       $671,645        $1,461,195
                                                               =========       ========        ==========


                                                                            MFS TOTAL RETURN
                                                                                DIVISION
                                                              ---------------------------------------------
                                                              FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                                 ENDED          ENDED            ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                  2005           2004            2003
                                                              ------------   ------------   ---------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................    $130,145      $ 102,213        $106,336
 Expenses...................................................      30,063         27,033          21,831
                                                                --------      ---------        --------
Net investment income (loss)................................     100,082         75,180          84,505
                                                                --------      ---------        --------
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......      62,123       (120,916)        (82,266)
Change in net unrealized appreciation (depreciation) of
 investments................................................     (49,957)       440,355         521,990
                                                                --------      ---------        --------
Net realized and unrealized gains (losses)..................      12,166        319,439         439,724
                                                                --------      ---------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................    $112,248      $ 394,619        $524,229
                                                                ========      =========        ========


                                                                    SALOMON BROTHERS
                                                                     U.S. GOVERNMENT          METLIFE CONSERVATIVE ALLOCATION
                                                                        DIVISION                         DIVISION
                                                              -----------------------------   -------------------------------
                                                              FOR THE YEAR   FOR THE PERIOD           FOR THE PERIOD
                                                                 ENDED       MAY 3, 2004 TO           MAY 1, 2005 TO
                                                              DECEMBER 31,    DECEMBER 31,             DECEMBER 31,
                                                                  2005            2004                     2005
                                                              ------------   --------------   -------------------------------
INVESTMENT INCOME(LOSS):
Income:
 Dividends..................................................     $3,017          $  --                     $ 37
 Expenses...................................................        652            149                       --
                                                                 ------          -----                     ----
Net investment income (loss)................................      2,365           (149)                      37
                                                                 ------          -----                     ----
NET REALIZED AND UNREALIZED GAINS(LOSSES) ON INVESTMENTS:
Net realized gains (losses) from security transactions......       (275)            36                       59
Change in net unrealized appreciation (depreciation) of
 investments................................................       (564)           836                       57
                                                                 ------          -----                     ----
Net realized and unrealized gains (losses)..................       (839)           872                      116
                                                                 ------          -----                     ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................     $1,526          $ 723                     $153
                                                                 ======          =====                     ====

                       See Notes to Financial Statements

       METLIFE                           METLIFE
     CONSERVATIVE       METLIFE        MODERATE TO        METLIFE
     TO MODERATE        MODERATE        AGGRESSIVE       AGGRESSIVE
      ALLOCATION       ALLOCATION       ALLOCATION       ALLOCATION              JANUS AGGRESSIVE GROWTH
       DIVISION         DIVISION         DIVISION         DIVISION                       DIVISION
    --------------   --------------   --------------   --------------   ------------------------------------------
    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
    MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO      ENDED          ENDED          ENDED
     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005             2005             2005             2005            2005           2004           2003
    --------------   --------------   --------------   --------------   ------------   ------------   ------------
        $  --             $ 65             $149             $13           $   438        $    --        $     --
           --               --               --              --             1,827          1,759           1,954
        -----             ----             ----             ---           -------        -------        --------
           --               65              149              13            (1,389)        (1,759)         (1,954)
        -----             ----             ----             ---           -------        -------        --------
           --               85               28              --            23,898         13,147         (24,507)
            3              130                1             (14)           24,658         13,327         114,428
        -----             ----             ----             ---           -------        -------        --------
            3              215               29             (14)           48,556         26,474          89,921
        -----             ----             ----             ---           -------        -------        --------
            3             $280             $178             $(1)          $47,167        $24,715        $ 87,967
        $
        =====             ====             ====             ===           =======        =======        ========


               RCM GLOBAL TECHNOLOGY                          PIMCO TOTAL RETURN
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $ 3,570        $    229       $    --        $ 54,902      $ 480,860      $ 225,515
         1,865           1,617           804          28,318         25,009         12,653
       -------        --------       -------        --------      ---------      ---------
         1,705          (1,388)         (804)         26,584        455,851        212,862
       -------        --------       -------        --------      ---------      ---------
        (4,527)         32,402         5,514         (14,099)        57,707        141,985
        58,921         (44,155)       59,767         139,888       (138,195)      (114,267)
       -------        --------       -------        --------      ---------      ---------
        54,394         (11,753)       65,281         125,789        (80,488)        27,718
       -------        --------       -------        --------      ---------      ---------
       $56,099        $(13,141)      $64,477        $152,373      $ 375,363      $ 240,580
       =======        ========       =======        ========      =========      =========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                            T. ROWE PRICE MID-CAP GROWTH                   MET/AIM SMALL CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $ 51,812       $     --       $    --        $19,749        $     --       $     --
 Expenses..........................      11,912          8,127         2,002          4,711           3,443          2,118
                                       --------       --------       -------        -------        --------       --------
Net investment income (loss).......      39,900         (8,127)       (2,002)        15,038          (3,443)        (2,118)
                                       --------       --------       -------        -------        --------       --------
NET REALIZED AND UNREALIZEDGAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     106,088         84,829        10,086          5,994          63,157        306,607
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     116,218        159,685        89,276         48,578         (18,780)        69,905
                                       --------       --------       -------        -------        --------       --------
Net realized and unrealized gains
 (losses)..........................     222,306        244,514        99,362         54,572          44,377        376,512
                                       --------       --------       -------        -------        --------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $262,206       $236,387       $97,360        $69,610        $ 40,934       $374,394
                                       ========       ========       =======        =======        ========       ========

                                                   LAZARD MID-CAP
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $40,268        $    --        $ 2,456
 Expenses..........................      1,350          1,546            663
                                       -------        -------        -------
Net investment income (loss).......     38,918         (1,546)         1,793
                                       -------        -------        -------
NET REALIZED AND UNREALIZEDGAINS
 (LOSSES)ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............     29,412         31,745         10,249
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    (41,895)        14,531         27,188
                                       -------        -------        -------
Net realized and unrealized gains
 (losses)..........................    (12,483)        46,276         37,437
                                       -------        -------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $26,435        $44,730        $39,230
                                       =======        =======        =======

                       See Notes to Financial Statements

           HARRIS OAKMARK INTERNATIONAL                 LORD ABBETT GROWTH & INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $ 66,879       $    610       $ 21,201       $79,893        $ 54,314      $  35,195
        22,067         10,777          2,340        16,140          16,757         15,686
      --------       --------       --------       -------        --------      ---------
        44,812        (10,167)        18,861        63,753          37,557         19,509
      --------       --------       --------       -------        --------      ---------
       102,367        316,743         15,022        71,034          50,316       (147,619)
                       86,259        236,282       (59,691)        285,087        812,769
       374,891
      --------       --------       --------       -------        --------      ---------
       477,258        403,002        251,304        11,343         335,403        665,150
      --------       --------       --------       -------        --------      ---------
       522,070       $392,835       $270,165       $75,096        $372,960      $ 684,659
      $
      ========       ========       ========       =======        ========      =========

             LORD ABBETT MID-CAP VALUE                    MFS RESEARCH INTERNATIONAL
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
       $221,672       $231,373      $   49,175      $167,425      $  25,574      $   22,931
         37,167         33,626          30,076        19,078         19,212          18,707
       --------       --------      ----------      --------      ---------      ----------
        184,505        197,747          19,099       148,347          6,362           4,224
       --------       --------      ----------      --------      ---------      ----------
        150,874        863,914          (4,790)      145,205       (465,258)       (608,976)
         57,145        (61,754)      1,083,026       201,096        955,286       1,312,990
       --------       --------      ----------      --------      ---------      ----------
        208,019        802,160       1,078,236       346,301        490,028         704,014
       --------       --------      ----------      --------      ---------      ----------
       $392,524       $999,907      $1,097,335      $494,648      $ 496,390      $  708,238
       ========       ========      ==========      ========      =========      ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                                                                                                                   OPPENHEIMER
                                                                                                                     CAPITAL
                                     NEUBERGER BERMAN REAL ESTATE            LORD ABBETT BOND DEBENTURE            APPRECIATION
                                               DIVISION                               DIVISION                       DIVISION
                                     -----------------------------   ------------------------------------------   --------------
                                     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 3, 2004 TO      ENDED          ENDED          ENDED       MAY 1, 2005 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005            2004            2005           2004           2003            2005
                                     ------------   --------------   ------------   ------------   ------------   --------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................    $  1,811        $ 7,918        $1,019,010      $595,495      $  417,729        $  --
 Expenses..........................       3,715            251            57,335        52,891          46,505           --
                                       --------        -------        ----------      --------      ----------        -----
Net investment income (loss).......      (1,904)         7,667           961,675       542,604         371,224           --
                                       --------        -------        ----------      --------      ----------        -----
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      20,666          1,617          (968,045)     (340,889)       (445,061)           8
Change in net unrealized
 appreciation (depreciation) of
 investments.......................     157,099          9,595           131,919       468,571       1,555,287           (2)
                                       --------        -------        ----------      --------      ----------        -----
Net realized and unrealized gains
 (losses)..........................     177,765         11,212          (836,126)      127,682       1,110,226            6
                                       --------        -------        ----------      --------      ----------        -----
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $175,861        $18,879        $  125,549      $670,286      $1,481,450        $   6
                                       ========        =======        ==========      ========      ==========        =====


                                               AMERICAN FUNDS GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INVESTMENT INCOME (LOSS):
Income:
 Dividends.........................   $  145,549     $   25,969     $    9,626
 Expenses..........................      102,857         73,542         29,016
                                      ----------     ----------     ----------
Net investment income (loss).......       42,692        (47,573)       (19,390)
                                      ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from
 security transactions.............      945,991        728,441        112,786
Change in net unrealized
 appreciation (depreciation) of
 investments.......................    2,051,285      1,029,536      1,363,970
                                      ----------     ----------     ----------
Net realized and unrealized gains
 (losses)..........................    2,997,276      1,757,977      1,476,756
                                      ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $3,039,968     $1,710,404     $1,457,366
                                      ==========     ==========     ==========

                       See Notes to Financial Statements


           AMERICAN FUNDS GROWTH-INCOME          AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $ 261,634      $  121,502     $   58,759     $   49,218      $     --       $  3,256
        77,625          65,737         22,102         27,250        21,077          5,340
     ---------      ----------     ----------     ----------      --------       --------
       184,009          55,765         36,657         21,968       (21,077)        (2,084)
     ---------      ----------     ----------     ----------      --------       --------
       954,686         396,586        106,538        402,138       192,254         74,090
              )        796,378        977,443        736,865       543,161        298,702
      (305,127
     ---------      ----------     ----------     ----------      --------       --------
       649,559       1,192,964      1,083,981      1,139,003       735,415        372,792
     ---------      ----------     ----------     ----------      --------       --------
       833,568      $1,248,729     $1,120,638     $1,160,971      $714,338       $370,708
     $
     =========      ==========     ==========     ==========      ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 VIP EQUITY-INCOME                                VIP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $ 1,160,207    $   310,988    $   229,772    $   (76,601)   $  (174,972)   $  (167,263)
 Net realized gains (losses) on
  investments......................      234,450         78,057       (636,728)    (1,480,056)    (1,493,745)    (3,372,191)
 Net unrealized appreciation
  (depreciation) on investments....      (29,623)     2,249,963      6,355,030      3,284,202      2,681,460     13,998,610
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    1,365,034      2,639,008      5,948,074      1,727,545      1,012,743     10,459,156
                                     -----------    -----------    -----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................    2,436,373      2,808,086      3,563,952      4,394,250      5,494,035      6,937,343
 Redemptions.......................   (2,469,435)    (1,947,231)    (1,351,187)    (4,136,289)    (2,989,042)    (2,676,459)
 Total net premiums
  (redemptions)....................      (33,062)       860,855      2,212,765        257,961      2,504,993      4,260,884
 Net division transfers............     (953,989)    (2,396,651)    (2,925,073)    (4,656,356)    (5,949,311)    (8,053,084)
                                     -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (987,051)    (1,535,796)      (712,308)    (4,398,395)    (3,444,318)    (3,792,200)
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      377,983      1,103,212      5,235,766     (2,670,850)    (2,431,575)     6,666,956
NET ASSETS-BEGINNING OF PERIOD.....   26,890,066     25,786,854     20,551,088     39,046,671     41,478,246     34,811,290
                                     -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $27,268,049    $26,890,066    $25,786,854    $36,375,821    $39,046,671    $41,478,246
                                     ===========    ===========    ===========    ===========    ===========    ===========

                                                    VIP OVERSEAS
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $    65,039    $    51,450    $     5,001
 Net realized gains (losses) on
  investments......................      (25,251)      (331,435)    (1,149,513)
 Net unrealized appreciation
  (depreciation) on investments....    2,258,497      1,879,527      5,011,920
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................    2,298,285      1,599,542      3,867,408
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,205,656      1,597,964      1,660,729
 Redemptions.......................   (1,622,145)      (803,967)      (727,723)
 Total net premiums
  (redemptions)....................     (416,489)       793,997        933,006
 Net division transfers............   (1,288,299)    (1,416,346)    (1,056,564)
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   (1,704,788)      (622,349)      (123,558)
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      593,497        977,193      3,743,850
NET ASSETS-BEGINNING OF PERIOD.....   13,720,946     12,743,753      8,999,903
                                     -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $14,314,443    $13,720,946    $12,743,753
                                     ===========    ===========    ===========

                       See Notes to Financial Statements

                   VIP MID-CAP                         VAN ECK WORLDWIDE HARD ASSETS
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   113,206    $   (47,064)    $  (10,905)    $   (5,073)    $   (3,669)     $ (1,889)
      1,238,239        402,711         60,339        188,581        158,302        29,343
        473,913      1,723,369      1,799,052        844,433         71,056       186,258
    -----------    -----------     ----------     ----------     ----------      --------
      1,825,358      2,079,016      1,848,486      1,027,941        225,689       213,712
    -----------    -----------     ----------     ----------     ----------      --------
      1,027,318      1,004,955      1,281,772        200,432        137,740        71,263
     (1,280,649)       (81,221)      (201,990)       (73,813)       (64,903)      (53,236)
    -----------    -----------     ----------     ----------     ----------      --------
       (253,331)       923,734      1,079,782        126,619         72,837        18,027
       (777,587)     1,614,543       (827,026)       752,531        135,052       171,587
    -----------    -----------     ----------     ----------     ----------      --------
     (1,030,918)     2,538,277        252,756        879,150        207,889       189,614
    -----------    -----------     ----------     ----------     ----------      --------
        794,440      4,617,293      2,101,242      1,907,091        433,578       403,326
     11,314,658      6,697,365      4,596,123      1,236,441        802,863       399,537
    -----------    -----------     ----------     ----------     ----------      --------
    $12,109,098    $11,314,658     $6,697,365     $3,143,532     $1,236,441      $802,863
    ===========    ===========     ==========     ==========     ==========      ========

         VAN ECK WORLDWIDE EMERGING MARKETS
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $    2,857     $   (1,317)    $   (4,645)
         278,686        237,059         64,342
         365,666         72,293        345,855
      ----------     ----------     ----------
         647,209        308,035        405,552
      ----------     ----------     ----------
         198,593        200,006        175,659
        (110,063)      (103,261)       (16,317)
      ----------     ----------     ----------
          88,530         96,745        159,342
         645,341        (14,400)       169,278
      ----------     ----------     ----------
         733,871         82,345        328,620
      ----------     ----------     ----------
       1,381,080        390,380        734,172
       1,703,943      1,313,563        579,391
      ----------     ----------     ----------
      $3,085,023     $1,703,943     $1,313,563
      ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             RUSSELL MULTI-STYLE EQUITY                       RUSSELL CORE BOND
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   26,871    $     5,901     $    3,330     $   89,279     $   94,255     $  127,989
 Net realized gains (losses) on
  investments......................      (45,726)      (218,812)      (401,897)        20,734         48,817         33,895
 Net unrealized appreciation
  (depreciation) on investments....      409,281        749,900      1,830,013        (80,212)       (38,139)       (27,496)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      390,426        536,989      1,431,446         29,801        104,933        134,388
                                      ----------    -----------     ----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      357,797        820,318        767,029        115,520        265,277        212,349
 Redemptions.......................     (746,153)      (421,545)      (238,793)      (411,348)      (329,696)       (42,977)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................     (388,356)       398,773        528,236       (295,828)       (64,419)       169,372
 Net division transfers............     (566,630)    (1,194,742)      (569,991)      (118,376)      (462,923)      (197,291)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (954,986)      (795,969)       (41,755)      (414,204)      (527,342)       (27,919)
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (564,560)      (258,980)     1,389,691       (384,403)      (422,409)       106,469
NET ASSETS-BEGINNING OF PERIOD.....    6,363,339      6,622,319      5,232,628      2,333,785      2,756,194      2,649,725
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $5,798,779    $ 6,363,339     $6,622,319     $1,949,382     $2,333,785     $2,756,194
                                      ==========    ===========     ==========     ==========     ==========     ==========

                                             RUSSELL AGGRESSIVE EQUITY
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  242,279     $   86,555     $  (13,401)
 Net realized gains (losses) on
  investments......................      103,879         92,023        (15,514)
 Net unrealized appreciation
  (depreciation) on investments....     (206,066)       190,748        923,244
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      140,092        369,326        894,329
                                      ----------     ----------     ----------
From capital transactions:
 Net premiums......................      176,183        304,281        281,182
 Redemptions.......................     (280,681)      (239,772)      (118,091)
                                      ----------     ----------     ----------
 Total net premiums
  (redemptions)....................     (104,498)        64,509        163,091
 Net division transfers............     (268,817)      (256,808)      (359,675)
                                      ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (373,315)      (192,299)      (196,584)
                                      ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (233,223)       177,027        697,745
NET ASSETS-BEGINNING OF PERIOD.....    2,912,932      2,735,905      2,038,160
                                      ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $2,679,709     $2,912,932     $2,735,905
                                      ==========     ==========     ==========

                       See Notes to Financial Statements

                  RUSSELL NON-US                              J.P. MORGAN BOND
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   22,243     $   29,725     $   41,521     $  146,960     $   73,559    $    98,446
         25,229        (23,117)       (94,744)           (34)        14,554         40,537
        222,527        369,946        737,515        (76,466)       (31,643)       (83,584)
     ----------     ----------     ----------     ----------     ----------    -----------
        269,999        376,554        684,292         70,460         56,470         55,399
     ----------     ----------     ----------     ----------     ----------    -----------
        113,772        253,487        240,636        322,057        337,741        487,865
       (215,273)      (177,265)       (27,970)       (88,536)      (115,522)       (56,678)
     ----------     ----------     ----------     ----------     ----------    -----------
       (101,501)        76,222        212,666        233,521        222,219        431,187
       (193,432)      (521,813)       (86,823)     1,675,115       (115,007)    (1,076,434)
     ----------     ----------     ----------     ----------     ----------    -----------
       (294,933)      (445,591)       125,843      1,908,636        107,212       (645,247)
     ----------     ----------     ----------     ----------     ----------    -----------
        (24,934)       (69,037)       810,135      1,979,096        163,682       (589,848)
      2,410,500      2,479,537      1,669,402      1,760,207      1,596,525      2,186,373
     ----------     ----------     ----------     ----------     ----------    -----------
     $2,385,566     $2,410,500     $2,479,537     $3,739,303     $1,760,207    $ 1,596,525
     ==========     ==========     ==========     ==========     ==========    ===========

             J.P. MORGAN SMALL COMPANY                     FI MID-CAP OPPORTUNITIES
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  757,672     $  (23,005)    $  (18,418)    $  (15,995)    $   (1,603)   $   (16,296)
         343,914         63,115       (126,675)       (58,481)      (182,865)      (555,069)
        (937,478)     1,254,426      1,091,759        244,972        620,653      1,373,769
      ----------     ----------     ----------     ----------     ----------    -----------
         164,108      1,294,536        946,666        170,496        436,185        802,404
      ----------     ----------     ----------     ----------     ----------    -----------
         588,541        607,157        678,148        412,709        568,198        786,659
        (865,063)      (134,276)       (91,615)      (261,805)      (344,050)      (155,047)
      ----------     ----------     ----------     ----------     ----------    -----------
        (276,522)       472,881        586,533        150,904        224,148        631,612
         149,687      1,541,935       (800,138)      (665,656)      (501,134)    (1,165,168)
      ----------     ----------     ----------     ----------     ----------    -----------
        (126,835)     2,014,816       (213,605)      (514,752)      (276,986)      (533,556)
      ----------     ----------     ----------     ----------     ----------    -----------
          37,273      3,309,352        733,061       (344,256)       159,199        268,848
       6,740,607      3,431,255      2,698,194      3,027,168      2,867,969      2,599,121
      ----------     ----------     ----------     ----------     ----------    -----------
      $6,777,880     $6,740,607     $3,431,255     $2,682,912     $3,027,168    $ 2,867,969
      ==========     ==========     ==========     ==========     ==========    ===========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                           T. ROWE PRICE SMALL CAP GROWTH               T. ROWE PRICE LARGE CAP GROWTH
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  (35,995)   $   (31,163)    $  (16,640)    $   (1,986)   $   (13,235)    $  (14,923)
 Net realized gains (losses) on
  investments......................      354,479        440,039        (62,882)       281,004        441,233         (2,324)
 Net unrealized appreciation
  (depreciation) on investments....      285,418        150,911      1,105,929        (22,927)       (32,629)     1,104,502
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      603,902        559,787      1,026,407        256,091        395,369      1,087,255
                                      ----------    -----------     ----------     ----------    -----------     ----------
From capital transactions:
 Net premiums......................      816,152        902,136        608,381        453,824        528,409        669,432
 Redemptions.......................     (513,074)      (314,931)       (73,600)      (130,109)      (125,963)      (155,318)
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Total net premiums
  (redemptions)....................      303,078        587,205        534,781        323,715        402,446        514,114
 Net division transfers............     (348,199)    (1,170,238)     2,328,426       (562,498)    (1,109,394)       (36,838)
                                      ----------    -----------     ----------     ----------    -----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      (45,121)      (583,033)     2,863,207       (238,783)      (706,948)       477,276
                                      ----------    -----------     ----------     ----------    -----------     ----------
NET CHANGE IN NET ASSETS...........      558,781        (23,246)     3,889,614         17,308       (311,579)     1,564,531
NET ASSETS-BEGINNING OF PERIOD.....    5,676,086      5,699,332      1,809,718      4,607,558      4,919,137      3,354,606
                                      ----------    -----------     ----------     ----------    -----------     ----------
NET ASSETS-END OF PERIOD...........   $6,234,867    $ 5,676,086     $5,699,332     $4,624,866    $ 4,607,558     $4,919,137
                                      ==========    ===========     ==========     ==========    ===========     ==========

                                            NEUBERGER BERMAN MID-CAP VALUE
                                                       DIVISION
                                     ---------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                        ENDED          ENDED            ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2005           2004            2003
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  198,265     $   34,989      $   (2,162)
 Net realized gains (losses) on
  investments......................      157,475        112,451          11,484
 Net unrealized appreciation
  (depreciation) on investments....      (38,305)       197,676         190,096
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      317,435        345,116         199,418
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................      453,353        433,527         243,928
 Redemptions.......................     (114,897)       (53,195)        (19,440)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................      338,456        380,332         224,488
 Net division transfers............      282,937        265,395         506,769
                                      ----------     ----------      ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      621,393        645,727         731,257
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........      938,828        990,843         930,675
NET ASSETS-BEGINNING OF PERIOD.....    2,114,547      1,123,704         193,029
                                      ----------     ----------      ----------
NET ASSETS-END OF PERIOD...........   $3,053,375     $2,114,547      $1,123,704
                                      ==========     ==========      ==========

                       See Notes to Financial Statements

              FI INTERNATIONAL STOCK                     MORGAN STANLEY EAFE INDEX
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $    2,500     $   15,788     $      686     $   94,252     $    1,375     $  (26,259)
        155,229        122,022        146,826        491,209        606,581        395,506
        370,431        207,524        241,093        445,022        684,461      1,582,302
     ----------     ----------     ----------     ----------     ----------     ----------
        528,160        345,334        388,605      1,030,483      1,292,417      1,951,549
     ----------     ----------     ----------     ----------     ----------     ----------
        483,324        489,976        403,707        878,646        785,704        555,181
       (139,596)      (123,371)       (64,995)      (727,047)      (406,949)      (291,190)
     ----------     ----------     ----------     ----------     ----------     ----------
        343,728        366,605        338,712        151,599        378,755        263,991
        384,755       (207,959)       201,796        (24,120)       198,790      3,891,872
     ----------     ----------     ----------     ----------     ----------     ----------
        728,483        158,646        540,508        127,479        577,545      4,155,863
     ----------     ----------     ----------     ----------     ----------     ----------
      1,256,643        503,980        929,113      1,157,962      1,869,962      6,107,412
      2,340,910      1,836,930        907,817      7,985,328      6,115,366          7,954
     ----------     ----------     ----------     ----------     ----------     ----------
     $3,597,553     $2,340,910     $1,836,930     $9,143,290     $7,985,328     $6,115,366
     ==========     ==========     ==========     ==========     ==========     ==========

                METLIFE STOCK INDEX                      METLIFE MID-CAP STOCK INDEX
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
     $   777,342    $   156,451    $  (335,601)     $ 43,668       $  1,106       $   (208)
       2,932,902      2,088,828        801,918        35,902         16,508         16,493
        (604,531)     5,375,093     15,233,663        10,095         69,901         16,404
     ------------   -----------    -----------      --------       --------       --------
       3,105,713      7,620,372     15,699,980        89,665         87,515         32,689
     ------------   -----------    -----------      --------       --------       --------
      10,087,927     11,994,934      9,231,057       172,642        132,693         44,445
      (5,771,662)    (5,384,691)    (2,432,963)      (45,501)        (8,415)            --
     ------------   -----------    -----------      --------       --------       --------
       4,316,265      6,610,243      6,798,094       127,141        124,278         44,445
     (10,720,056)    (7,962,182)    56,239,056       (73,694)       203,986        192,657
     ------------   -----------    -----------      --------       --------       --------
      (6,403,791)    (1,351,939)    63,037,150        53,447        328,264        237,102
     ------------   -----------    -----------      --------       --------       --------
      (3,298,078)     6,268,433     78,737,130       143,112        415,779        269,791
      85,144,964     78,876,531        139,401       695,218        279,439          9,648
     ------------   -----------    -----------      --------       --------       --------
     $81,846,886    $85,144,964    $78,876,531      $838,330       $695,218       $279,439
     ============   ===========    ===========      ========       ========       ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                             BLACKROCK LARGE CAP VALUE                      BLACKROCK DIVERSIFIED
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $  105,149     $  (58,008)    $   17,646    $    93,880    $   126,711    $   (47,853)
 Net realized gains (losses) on
  investments......................      360,163        358,940        227,595        168,515        273,118        132,251
 Net unrealized appreciation
  (depreciation) on investments....      (36,838)       631,636      1,684,315        (24,132)       338,763      1,354,000
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      428,474        932,568      1,929,556        238,263        738,592      1,438,398
                                      ----------     ----------     ----------    -----------    -----------    -----------
From capital transactions:
 Net premiums......................      926,952        983,359        685,607        961,034      1,086,984      1,112,394
 Redemptions.......................     (389,608)      (597,915)      (357,667)      (316,682)      (929,619)      (550,793)
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Total net premiums
  (redemptions)....................      537,344        385,444        327,940        644,352        157,365        561,601
 Net division transfers............     (768,044)      (688,138)     5,321,717       (635,577)    (1,193,533)     8,536,501
                                      ----------     ----------     ----------    -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (230,700)      (302,694)     5,649,657          8,775     (1,036,168)     9,098,102
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........      197,774        629,874      7,579,213        247,038       (297,576)    10,536,500
NET ASSETS-BEGINNING OF PERIOD.....    8,216,549      7,586,675          7,462     10,240,249     10,537,825          1,325
                                      ----------     ----------     ----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........   $8,414,323     $8,216,549     $7,586,675    $10,487,287    $10,240,249    $10,537,825
                                      ==========     ==========     ==========    ===========    ===========    ===========

                                        LEHMAN BROTHERS AGGREGATE BOND INDEX
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $   442,745    $   315,358    $   (53,977)
 Net realized gains (losses) on
  investments......................        9,237         67,236          5,640
 Net unrealized appreciation
  (depreciation) on investments....     (265,050)        75,106        235,824
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      186,932        457,700        187,487
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    1,406,844      1,556,685      1,205,578
 Redemptions.......................     (857,645)      (853,560)      (344,761)
                                     -----------    -----------    -----------
 Total net premiums
  (redemptions)....................      549,199        703,125        860,817
 Net division transfers............     (647,772)    (1,574,447)    12,742,489
                                     -----------    -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      (98,573)      (871,322)    13,603,306
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........       88,359       (413,622)    13,790,793
NET ASSETS-BEGINNING OF PERIOD.....   13,406,451     13,820,073         29,280
                                     -----------    -----------    -----------
NET ASSETS-END OF PERIOD...........  $13,494,810    $13,406,451    $13,820,073
                                     ===========    ===========    ===========

                       See Notes to Financial Statements

            BLACKROCK STRATEGIC VALUE                        RUSSELL 2000 INDEX
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $   620,679    $   (56,588)    $  (29,106)    $  150,635     $   (2,877)    $   (3,073)
        486,866        774,046        313,541        229,319        268,901         28,014
       (702,631)       599,751      2,411,449       (207,834)       221,267        338,105
    -----------    -----------     ----------     ----------     ----------     ----------
        404,914      1,317,209      2,695,884        172,120        487,291        363,046
    -----------    -----------     ----------     ----------     ----------     ----------
      1,241,227      1,277,357        924,711        634,540        632,146        239,410
       (486,580)      (257,734)      (136,200)       (84,725)      (125,064)       (28,353)
    -----------    -----------     ----------     ----------     ----------     ----------
        754,647      1,019,623        788,511        549,815        507,082        211,057
       (240,002)      (576,573)     4,959,409       (638,332)       297,590      1,522,017
    -----------    -----------     ----------     ----------     ----------     ----------
        514,645        443,050      5,747,920        (88,517)       804,672      1,733,074
    -----------    -----------     ----------     ----------     ----------     ----------
        919,559      1,760,259      8,443,804         83,603      1,291,963      2,096,120
     10,210,185      8,449,926          6,122      3,592,238      2,300,275        204,155
    -----------    -----------     ----------     ----------     ----------     ----------
    $11,129,744    $10,210,185     $8,449,926     $3,675,841     $3,592,238     $2,300,275
    ===========    ===========     ==========     ==========     ==========     ==========

           HARRIS OAKMARK LARGE CAP VALUE             BLACKROCK LEGACY LARGE CAP GROWTH
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $    5,566    $     8,712     $   (7,811)    $   (2,154)    $  (11,696)    $   (9,692)
         122,491        538,304         24,972         82,680          4,935        (74,437)
        (189,982)      (199,782)       612,604         76,807        181,202        621,148
      ----------    -----------     ----------     ----------     ----------     ----------
         (61,925)       347,234        629,765        157,333        174,441        537,019
      ----------    -----------     ----------     ----------     ----------     ----------
         624,164        619,998        454,684        508,916        600,433        553,112
        (224,812)       (51,318)        (3,576)      (217,481)      (222,217)      (192,433)
      ----------    -----------     ----------     ----------     ----------     ----------
         399,352        568,680        451,108        291,435        378,216        360,679
         (86,448)    (1,290,069)     1,262,045       (316,082)      (357,290)       (15,477)
      ----------    -----------     ----------     ----------     ----------     ----------
         312,904       (721,389)     1,713,153        (24,647)        20,926        345,202
      ----------    -----------     ----------     ----------     ----------     ----------
         250,979       (374,155)     2,342,918        132,686        195,367        882,221
       3,723,621      4,097,776      1,754,858      2,333,557      2,138,190      1,255,969
      ----------    -----------     ----------     ----------     ----------     ----------
      $3,974,600    $ 3,723,621     $4,097,776     $2,466,243     $2,333,557     $2,138,190
      ==========    ===========     ==========     ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                            HARRIS OAKMARK FOCUSED VALUE                     DAVIS VENTURE VALUE
                                                      DIVISION                                     DIVISION
                                     ------------------------------------------   ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003           2005           2004           2003
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......   $   37,142    $    44,085     $  (13,009)    $    7,240     $     (440)    $   (4,532)
 Net realized gains (losses) on
  investments......................      672,476        647,532         96,958        223,191        110,849         58,857
 Net unrealized appreciation
  (depreciation) on investments....     (142,831)      (134,412)     1,357,025        241,761        226,205        315,280
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      566,787        557,205      1,440,974        472,192        336,614        369,605
                                      ----------    -----------     ----------     ----------     ----------     ----------
From capital transactions:
 Net premiums......................      981,726      1,220,867      1,109,629        795,681        683,636        392,326
 Redemptions.......................     (688,316)      (353,071)      (210,490)      (319,322)      (155,934)      (159,399)
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Total net premiums
  (redemptions)....................      293,410        867,796        899,139        476,359        527,702        232,927
 Net division transfers............     (988,873)    (1,473,683)       813,782      2,703,122        294,513      1,240,507
                                      ----------    -----------     ----------     ----------     ----------     ----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................     (695,463)      (605,887)     1,712,921      3,179,481        822,215      1,473,434
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET CHANGE IN NET ASSETS...........     (128,676)       (48,682)     3,153,895      3,651,673      1,158,829      1,843,039
NET ASSETS-BEGINNING OF PERIOD.....    6,628,393      6,677,075      3,523,180      3,443,342      2,284,513        441,474
                                      ----------    -----------     ----------     ----------     ----------     ----------
NET ASSETS-END OF PERIOD...........   $6,499,717    $ 6,628,393     $6,677,075     $7,095,015     $3,443,342     $2,284,513
                                      ==========    ===========     ==========     ==========     ==========     ==========


                                               BLACKROCK MONEY MARKET
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $   467,720    $   107,069    $    42,129
 Net realized gains (losses) on
  investments......................           --             --           (159)
 Net unrealized appreciation
  (depreciation) on investments....           --             --              4
                                     ------------   -----------    -----------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      467,720        107,069         41,974
                                     ------------   -----------    -----------
From capital transactions:
 Net premiums......................    5,879,443      8,270,118      8,210,370
 Redemptions.......................   (2,403,801)    (2,552,988)    (3,491,644)
                                     ------------   -----------    -----------
 Total net premiums
  (redemptions)....................    3,475,642      5,717,130      4,718,726
 Net division transfers............  (12,159,994)    14,009,718     28,634,700
                                     ------------   -----------    -----------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................   (8,684,352)     8,292,588     33,353,426
                                     ------------   -----------    -----------
NET CHANGE IN NET ASSETS...........   (8,216,632)    (8,185,519)    33,395,400
NET ASSETS-BEGINNING OF PERIOD.....   25,349,553     33,535,072        139,672
                                     ------------   -----------    -----------
NET ASSETS-END OF PERIOD...........  $17,132,921    $25,349,553    $33,535,072
                                     ============   ===========    ===========

                       See Notes to Financial Statements


              BLACKROCK BOND INCOME                        BLACKROCK AGGRESSIVE GROWTH
                     DIVISION                                       DIVISION
    ------------------------------------------   -----------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE PERIOD
       ENDED          ENDED          ENDED          ENDED          ENDED       APRIL 28, 2003 TO
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
        2005           2004           2003           2005           2004             2003
    ------------   ------------   ------------   ------------   ------------   -----------------
     $   94,032     $   74,100     $   42,694    $   (41,673)   $   (41,172)      $  (26,220)
        (31,299)         6,039         54,748        756,356        612,239          172,427
        (21,556)         5,361        (20,763)      (176,968)       100,578        1,314,988
     ----------     ----------     ----------    -----------    -----------       ----------
         41,177         85,500         76,679        537,715        671,645        1,461,195
     ----------     ----------     ----------    -----------    -----------       ----------
        348,562        332,776        225,302        650,061        759,067          670,735
        (73,467)       (45,042)      (102,378)      (996,149)      (374,227)        (182,835)
     ----------     ----------     ----------    -----------    -----------       ----------
        275,095        287,734        122,924       (346,088)       384,840          487,900
         57,584        502,078       (534,530)      (919,785)    (1,389,718)       4,514,480
     ----------     ----------     ----------    -----------    -----------       ----------
        332,679        789,812       (411,606)    (1,265,873)    (1,004,878)       5,002,380
     ----------     ----------     ----------    -----------    -----------       ----------
        373,856        875,312       (334,927)      (728,158)      (333,233)       6,463,575
      1,880,656      1,005,344      1,340,271      6,130,342      6,463,575               --
     ----------     ----------     ----------    -----------    -----------       ----------
     $2,254,512     $1,880,656     $1,005,344    $ 5,402,184    $ 6,130,342       $6,463,575
     ==========     ==========     ==========    ===========    ===========       ==========

                                                                                     METLIFE
                                                        SALOMON BROTHERS           CONSERVATIVE
                  MFS TOTAL RETURN                       U.S. GOVERNMENT            ALLOCATION
                      DIVISION                              DIVISION                 DIVISION
     ------------------------------------------   -----------------------------   --------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE PERIOD
        ENDED          ENDED          ENDED          ENDED       MAY 3, 2004 TO   MAY 1, 2005 TO
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
         2005           2004           2003           2005            2004             2005
     ------------   ------------   ------------   ------------   --------------   --------------
      $  100,082     $   75,180     $   84,505      $ 2,365         $  (149)          $   37
          62,123       (120,916)       (82,266)        (275)             36               59
         (49,957)       440,355        521,990         (564)            836               57
      ----------     ----------     ----------      -------         -------           ------
         112,248        394,619        524,229        1,526             723              153
      ----------     ----------     ----------      -------         -------           ------
         665,193        696,751        717,181       11,372              80               --
        (193,170)      (206,451)      (235,988)        (157)             --               --
      ----------     ----------     ----------      -------         -------           ------
         472,023        490,300        481,193       11,215              80               --
        (452,236)      (308,100)      (111,141)      18,048          66,787            8,839
      ----------     ----------     ----------      -------         -------           ------
          19,787        182,200        370,052       29,263          66,867            8,839
      ----------     ----------     ----------      -------         -------           ------
         132,035        576,819        894,281       30,789          67,590            8,992
       4,283,512      3,706,693      2,812,412       67,590              --               --
      ----------     ----------     ----------      -------         -------           ------
      $4,415,547     $4,283,512     $3,706,693      $98,379         $67,590           $8,992
      ==========     ==========     ==========      =======         =======           ======

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                         METLIFE                           METLIFE
                                     CONSERVATIVE TO      METLIFE        MODERATE TO        METLIFE
                                        MODERATE          MODERATE        AGGRESSIVE       AGGRESSIVE
                                       ALLOCATION        ALLOCATION       ALLOCATION       ALLOCATION
                                        DIVISION          DIVISION         DIVISION         DIVISION
                                     ---------------   --------------   --------------   --------------
                                     FOR THE PERIOD    FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD
                                     MAY 1, 2005 TO    MAY 1, 2005 TO   MAY 1, 2005 TO   MAY 1, 2005 TO
                                      DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                          2005              2005             2005             2005
                                     ---------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......        $--            $    65          $   149           $   13
 Net realized gains (losses) on
  investments......................         --                 85               28               --
 Net unrealized appreciation
  (depreciation) on investments....          3                130                1              (14)
                                           ---            -------          -------           ------
 Net increase (decrease) in net
  assets resulting from
  operations.......................          3                280              178               (1)
                                           ---            -------          -------           ------
From capital transactions:
 Net premiums......................         --             24,983            1,758              600
 Redemptions.......................         --                 --               --               --
                                           ---            -------          -------           ------
 Total net premiums
  (redemptions)....................         --             24,983            1,758              600
 Net division transfers............         83            (10,193)          35,250            1,370
                                           ---            -------          -------           ------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................         83             14,790           37,008            1,970
                                           ---            -------          -------           ------
NET CHANGE IN NET ASSETS...........         86             15,070           37,186            1,969
NET ASSETS-BEGINNING OF PERIOD.....         --                 --               --               --
                                           ---            -------          -------           ------
NET ASSETS-END OF PERIOD...........        $86            $15,070          $37,186           $1,969
                                           ===            =======          =======           ======


                                              JANUS AGGRESSIVE GROWTH
                                                      DIVISION
                                     ------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                        ENDED          ENDED          ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2005           2004           2003
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......    $ (1,389)     $  (1,759)     $  (1,954)
 Net realized gains (losses) on
  investments......................      23,898         13,147        (24,507)
 Net unrealized appreciation
  (depreciation) on investments....      24,658         13,327        114,428
                                       --------      ---------      ---------
 Net increase (decrease) in net
  assets resulting from
  operations.......................      47,167         24,715         87,967
                                       --------      ---------      ---------
From capital transactions:
 Net premiums......................      84,196         99,413         80,680
 Redemptions.......................     (50,190)        (8,072)       (13,802)
                                       --------      ---------      ---------
 Total net premiums
  (redemptions)....................      34,006         91,341         66,878
 Net division transfers............     (22,317)      (104,153)      (179,479)
                                       --------      ---------      ---------
 Net increase (decrease) in net
  assets resulting from capital
  transactions.....................      11,689        (12,812)      (112,601)
                                       --------      ---------      ---------
NET CHANGE IN NET ASSETS...........      58,856         11,903        (24,634)
NET ASSETS-BEGINNING OF PERIOD.....     362,380        350,477        375,111
                                       --------      ---------      ---------
NET ASSETS-END OF PERIOD...........    $421,236      $ 362,380      $ 350,477
                                       ========      =========      =========

                       See Notes to Financial Statements


              RCM GLOBAL TECHNOLOGY                          PIMCO TOTAL RETURN
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
      $  1,705       $ (1,388)      $   (804)     $   26,584    $   455,851     $  212,862
        (4,527)        32,402          5,514         (14,099)        57,707        141,985
        58,921        (44,155)        59,767         139,888       (138,195)      (114,267)
      --------       --------       --------      ----------    -----------     ----------
        56,099        (13,141)        64,477         152,373        375,363        240,580
      --------       --------       --------      ----------    -----------     ----------
        86,242         82,062         55,816         846,296        840,621        661,392
       (56,206)        (9,841)          (916)       (267,856)      (126,273)      (109,856)
      --------       --------       --------      ----------    -----------     ----------
        30,036         72,221         54,900         578,440        714,348        551,536
       113,820        (65,788)       122,223         (90,104)    (1,284,480)     4,464,401
      --------       --------       --------      ----------    -----------     ----------
       143,856          6,433        177,123         488,336       (570,132)     5,015,937
      --------       --------       --------      ----------    -----------     ----------
       199,955         (6,708)       241,600         640,709       (194,769)     5,256,517
       304,702        311,410         69,810       7,287,799      7,482,568      2,226,051
      --------       --------       --------      ----------    -----------     ----------
      $504,657       $304,702       $311,410      $7,928,508    $ 7,287,799     $7,482,568
      ========       ========       ========      ==========    ===========     ==========


            T. ROWE PRICE MID-CAP GROWTH
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $   39,900     $   (8,127)     $ (2,002)
         106,088         84,829        10,086
         116,218        159,685        89,276
      ----------     ----------      --------
         262,206        236,387        97,360
      ----------     ----------      --------
         286,454        205,028        73,517
         (83,130)       (51,360)         (147)
      ----------     ----------      --------
         203,324        153,668        73,370
         216,942        472,599       705,696
      ----------     ----------      --------
         420,266        626,267       779,066
      ----------     ----------      --------
         682,472        862,654       876,426
       1,763,487        900,833        24,407
      ----------     ----------      --------
      $2,445,959     $1,763,487      $900,833
      ==========     ==========      ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                   MET/AIM SMALL CAP GROWTH                          LAZARD MID-CAP
                                                           DIVISION                                     DIVISION
                                          ------------------------------------------   ------------------------------------------
                                          FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2005           2004           2003           2005           2004           2003
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...........    $ 15,038      $  (3,443)     $   (2,118)     $ 38,918       $ (1,546)      $  1,793
 Net realized gains (losses) on
  investments...........................       5,994         63,157         306,607        29,412         31,745         10,249
 Net unrealized appreciation
  (depreciation) on investments.........      48,578        (18,780)         69,905       (41,895)        14,531         27,188
                                            --------      ---------      ----------      --------       --------       --------
 Net increase (decrease) in net assets
  resulting from operations.............      69,610         40,934         374,394        26,435         44,730         39,230
                                            --------      ---------      ----------      --------       --------       --------
From capital transactions:
 Net premiums...........................     111,968        193,150         220,432        73,308         51,803         35,726
 Redemptions............................     (11,900)       (11,911)         (1,434)      (38,210)       (75,805)          (689)
                                            --------      ---------      ----------      --------       --------       --------
 Total net premiums (redemptions).......     100,068        181,239         218,998        35,098        (24,002)        35,037
 Net division transfers.................     (17,500)      (163,969)       (842,721)      (36,935)        38,765        112,597
                                            --------      ---------      ----------      --------       --------       --------
 Net increase (decrease) in net assets
  resulting from capital transactions...      82,568         17,270        (623,723)       (1,837)        14,763        147,634
                                            --------      ---------      ----------      --------       --------       --------
NET CHANGE IN NET ASSETS................     152,178         58,204        (249,329)       24,598         59,493        186,864
NET ASSETS-BEGINNING OF PERIOD..........     812,566        754,362       1,003,691       344,156        284,663         97,799
                                            --------      ---------      ----------      --------       --------       --------
NET ASSETS-END OF PERIOD................    $964,744      $ 812,566      $  754,362      $368,754       $344,156       $284,663
                                            ========      =========      ==========      ========       ========       ========

                       See Notes to Financial Statements

           HARRIS OAKMARK INTERNATIONAL                 LORD ABBETT GROWTH & INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
     $   44,812     $  (10,167)    $   18,861     $   63,753     $   37,557     $   19,509
        102,367        316,743         15,022         71,034         50,316       (147,619)
        374,891         86,259        236,282        (59,691)       285,087        812,769
     ----------     ----------     ----------     ----------     ----------     ----------
        522,070        392,835        270,165         75,096        372,960        684,659
     ----------     ----------     ----------     ----------     ----------     ----------
        454,356        284,988        106,795        340,514        472,701        604,483
       (165,264)       (16,245)        (4,812)      (374,639)      (311,052)      (157,205)
     ----------     ----------     ----------     ----------     ----------     ----------
        289,092        268,743        101,983        (34,125)       161,649        447,278
      2,004,506       (146,252)     1,447,564       (412,697)      (435,313)      (634,968)
     ----------     ----------     ----------     ----------     ----------     ----------
      2,293,598        122,491      1,549,547       (446,822)      (273,664)      (187,690)
     ----------     ----------     ----------     ----------     ----------     ----------
      2,815,668        515,326      1,819,712       (371,726)        99,296        496,969
      2,402,029      1,886,703         66,991      2,998,131      2,898,835      2,401,866
     ----------     ----------     ----------     ----------     ----------     ----------
     $5,217,697     $2,402,029     $1,886,703     $2,626,405     $2,998,131     $2,898,835
     ==========     ==========     ==========     ==========     ==========     ==========

             LORD ABBETT MID-CAP VALUE                    MFS RESEARCH INTERNATIONAL
                      DIVISION                                     DIVISION
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003           2005           2004           2003
     ------------   ------------   ------------   ------------   ------------   ------------
      $  184,505    $   197,747    $    19,099     $  148,347     $    6,362     $    4,224
         150,874        863,914         (4,790)       145,205       (465,258)      (608,976)
          57,145        (61,754)     1,083,026        201,096        955,286      1,312,990
      ----------    -----------    -----------     ----------     ----------     ----------
         392,524        999,907      1,097,335        494,648        496,390        708,238
      ----------    -----------    -----------     ----------     ----------     ----------
         456,426        578,866        822,064        430,380        558,255        850,406
        (327,891)      (114,575)      (234,425)      (486,835)      (244,411)      (225,436)
      ----------    -----------    -----------     ----------     ----------     ----------
         128,535        464,291        587,639        (56,455)       313,844        624,970
        (775,374)      (547,810)    (1,240,608)      (490,375)      (851,971)      (933,326)
      ----------    -----------    -----------     ----------     ----------     ----------
        (646,839)       (83,519)      (652,969)      (546,830)      (538,127)      (308,356)
      ----------    -----------    -----------     ----------     ----------     ----------
        (254,315)       916,388        444,366        (52,182)       (41,737)       399,882
       5,619,084      4,702,696      4,258,330      3,376,024      3,417,761      3,017,879
      ----------    -----------    -----------     ----------     ----------     ----------
      $5,364,769    $ 5,619,084    $ 4,702,696     $3,323,842     $3,376,024     $3,417,761
      ==========    ===========    ===========     ==========     ==========     ==========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    OPPENHEIMER
                                            NEUBERGER BERMAN                                                          CAPITAL
                                               REAL ESTATE                    LORD ABBETT BOND DEBENTURE            APPRECIATION
                                                DIVISION                               DIVISION                       DIVISION
                                      -----------------------------   ------------------------------------------   --------------
                                      FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                         ENDED       MAY 3, 2004 TO      ENDED          ENDED          ENDED       MAY 1, 2005 TO
                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                          2005            2004            2005           2004           2003            2005
                                      ------------   --------------   ------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).......   $   (1,904)      $  7,667       $  961,675     $  542,604     $  371,224         $ --
 Net realized gains (losses) on
  investments.......................       20,666          1,617         (968,045)      (340,889)      (445,061)           8
 Net unrealized appreciation
  (depreciation) on investments.....      157,099          9,595          131,919        468,571      1,555,287           (2)
                                       ----------       --------       ----------     ----------     ----------         ----
 Net increase (decrease) in net
  assets resulting from
  operations........................      175,861         18,879          125,549        670,286      1,481,450            6
                                       ----------       --------       ----------     ----------     ----------         ----
From capital transactions:
 Net premiums.......................      147,589          4,751          825,056        888,607        738,489          371
 Redemptions........................      (12,129)            --         (713,999)      (343,183)      (143,194)          --
                                       ----------       --------       ----------     ----------     ----------         ----
 Total net premiums (redemptions)...      135,460          4,751          111,057        545,424        595,295          371
 Net division transfers.............    1,002,393        191,435          423,189       (796,735)       292,050          234
                                       ----------       --------       ----------     ----------     ----------         ----
Net increase (decrease) in net
 assets resulting from capital
 transactions.......................    1,137,853        196,186          534,246       (251,311)       887,345          605
                                       ----------       --------       ----------     ----------     ----------         ----
NET CHANGE IN NET ASSETS............    1,313,714        215,065          659,795        418,975      2,368,795          611
NET ASSETS-BEGINNING OF PERIOD......      215,065             --        8,156,879      7,737,904      5,369,109           --
                                       ----------       --------       ----------     ----------     ----------         ----
NET ASSETS-END OF PERIOD............   $1,528,779       $215,065       $8,816,674     $8,156,879     $7,737,904         $611
                                       ==========       ========       ==========     ==========     ==========         ====

                       See Notes to Financial Statements


              AMERICAN FUNDS GROWTH                     AMERICAN FUNDS GROWTH-INCOME
                     DIVISION                                     DIVISION
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2005           2004           2003           2005           2004           2003
    ------------   ------------   ------------   ------------   ------------   ------------
    $    42,692    $   (47,573)   $   (19,390)   $   184,009    $    55,765     $   36,657
        945,991        728,441        112,786        954,686        396,586        106,538
      2,051,285      1,029,536      1,363,970       (305,127)       796,378        977,443
    -----------    -----------    -----------    -----------    -----------     ----------
      3,039,968      1,710,404      1,457,366        833,568      1,248,729      1,120,638
    -----------    -----------    -----------    -----------    -----------     ----------
      2,556,795      2,390,292      1,039,478      1,973,430      1,999,923        941,231
       (817,766)      (375,368)      (230,416)      (953,173)    (1,017,684)      (227,472)
    -----------    -----------    -----------    -----------    -----------     ----------
      1,739,029      2,014,924        809,062      1,020,257        982,239        713,759
        963,342      3,123,453      6,785,617     (2,461,480)     5,752,288      4,029,509
    -----------    -----------    -----------    -----------    -----------     ----------
      2,702,371      5,138,377      7,594,679     (1,441,223)     6,734,527      4,743,268
    -----------    -----------    -----------    -----------    -----------     ----------
      5,742,339      6,848,781      9,052,045       (607,655)     7,983,256      5,863,906
     17,146,965     10,298,184      1,246,139     15,128,746      7,145,490      1,281,584
    -----------    -----------    -----------    -----------    -----------     ----------
    $22,889,304    $17,146,965    $10,298,184    $14,521,091    $15,128,746     $7,145,490
    ===========    ===========    ===========    ===========    ===========     ==========


     AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                      DIVISION
     ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2005           2004           2003
     ------------   ------------   ------------
      $   21,968     $  (21,077)    $   (2,084)
         402,138        192,254         74,090
         736,865        543,161        298,702
      ----------     ----------     ----------
       1,160,971        714,338        370,708
      ----------     ----------     ----------
         718,898        664,049        221,251
        (181,414)      (160,727)      (119,903)
      ----------     ----------     ----------
         537,484        503,322        101,348
         (39,904)       908,923      1,786,069
      ----------     ----------     ----------
         497,580      1,412,245      1,887,417
      ----------     ----------     ----------
       1,658,551      2,126,583      2,258,125
       4,596,721      2,470,138        212,013
      ----------     ----------     ----------
      $6,255,272     $4,596,721     $2,470,138
      ==========     ==========     ==========

                       See Notes to Financial Statements

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

1. BUSINESS

General American Separate Account Eleven (the "Separate Account"), a Separate Account of General American Life Insurance Company ("General American"), was established by General American's Board of Directors on January 30, 1985 to support General American's operations with respect to certain variable life policies ("Policies"). General American is an indirect, wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on November 10, 1986 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance Department. The Separate Account supports variable life insurance policies.

The Separate Account is divided into fifty-five divisions. The divisions of the Separate Account invest in shares of the portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds, Met Investors Fund, Van Eck Worldwide Fund, Russell Fund and J.P. Morgan Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of General American. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from General American's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business General American may conduct.

The table below presents the divisions within the Separate Account:

VIP Equity-Income Division                                     Davis Venture Value Division
VIP Growth Division                                            BlackRock Money Market Division
VIP Overseas Division                                          BlackRock Bond Income Division
VIP Mid-Cap Division                                           BlackRock Aggressive Growth Division(a)
Van Eck Worldwide Hard Assets Division                         MFS Total Return Division
Van Eck Worldwide Emerging Markets Division                    Salomon Brothers U.S. Government Division(b)
Russell Multi-Style Equity Division                            MetLife Conservative Allocation Division(c)
Russell Core Bond Division                                     MetLife Conservative to Moderate Allocation Division(c)
Russell Aggressive Equity Division                             MetLife Moderate Allocation Division(c)
Russell Non-US Division                                        MetLife Moderate to Aggressive Allocation Division(c)
J.P. Morgan Bond Division                                      MetLife Aggressive Allocation Division(c)
J.P. Morgan Small Company Division                             Janus Aggressive Growth Division
FI Mid-Cap Opportunities Division                              RCM Global Technology Division
T. Rowe Price Small Cap Growth Division                        PIMCO Total Return Division
T. Rowe Price Large Cap Growth Division                        T. Rowe Price Mid-Cap Growth Division
Neuberger Berman Mid-Cap Value Division                        Met/AIM Small Cap Growth Division
FI International Stock Division                                Lazard Mid-Cap Division
Morgan Stanley EAFE Index Division                             Harris Oakmark International Division
MetLife Stock Index Division                                   Lord Abbett Growth & Income Division
MetLife Mid-Cap Stock Index Division                           Lord Abbett Mid-Cap Value Division
BlackRock Large Cap Value Division                             MFS Research International Division
BlackRock Diversified Division                                 Neuberger Berman Real Estate Division(b)
Lehman Brothers Aggregate Bond Index Division                  Lord Abbett Bond Debenture Division(b)
BlackRock Strategic Value Division                             Oppenheimer Capital Appreciation Division(c)
Russell 2000 Index Division                                    American Funds Growth Division
Harris Oakmark Large Cap Value Division                        American Funds Growth-Income Division
BlackRock Legacy Large Cap Growth Division                     American Funds Global Small Capitalization Division
Harris Oakmark Focused Value Division

(a) Operations commenced on April 28, 2003, for one new Division added to the Separate Account on that date.

(b) Operations commenced on May 3, 2004, for three new Divisions added to the Separate Account on that date.

(c) Operations commenced on May 1, 2005, for six new Divisions added to the Separate Account on that date.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

  A. VALUATION OF INVESTMENTS

      Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation.

  B. SECURITY TRANSACTIONS

      Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

  C. FEDERAL INCOME TAXES

      The operations of the Separate Account are included in the Federal income tax return of General American, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, General American does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. General American will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

  D. NET PREMIUMS

      General American deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, General American deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

  E. USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

  F. PREMIUM PAYMENTS

      Premium payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received.

  G. NET INVESTMENT DIVISION AND NET OTHER TRANSFERS

      Transfers among investment divisions and the fixed fund of the general account are presented under the caption net investment division transfers.

3. EXPENSES

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the policies and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies. Prior to the allocation of net premiums among General American's general account and the divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

A sales charge of 6% is deducted from each VUL-95 premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL and Frank Russell premium paid. A sales charge equal to 15% up to the target premium and 5% on the excess in the first policy year is deducted from each VUL-2000 and JSVUL-2000 premium paid. The sales charge is 5% on all premiums in policy years two through twelve, and 2% on all premiums in policy years eleven or later. This charge is deducted to partially reimburse General

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. EXPENSES--(CONTINUED)

American for expenses incurred in distributing the policy and any additional benefits provided by rider. A maximum sales charge of 5% is deducted from each VUL-2002 premium payment. No sales charge is deducted from VUL-100 and Destiny premiums.

Various state and political subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, 2.5% of each Russell VUL, Frank Russell, and VUL-2002 premiums, up to 2.25% for each Destiny premium, and the actual tax rate for VUL-2000 and JSVUL-2000 is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 and CCVUL-2002 premiums and a 1.3% deduction is taken from VUL-2000 and JSVUL-2000 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy; (c) the cost of insurance, and (d) the cost of optional benefits added by rider.

General American has responsibility for the administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP, Russell VUL and Frank Russell contracts. The charge is $13 per month during the first twelve policy months and $6 per month thereafter for VUL-100 contracts. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for VUL-2000 and JSVUL-2000 contracts. The company assesses an initial policy charge of $800 for Destiny premiums. The charge is $25 per month in the first policy year and $6 per month in each subsequent policy year for CCVUL-2002 contracts. This amount is deducted from the cash value as soon as the policy is issued and the initial premium is made.

An additional administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first twelve policy months and for the first twelve policy months following an increase in the face amount. The charge is $0.08 per month for each $1,000 in policy coverage. For VUL-100, the charge during the first twelve policy months is $0.16 per month for each $1,000 in policy coverage, and in all policy years thereafter, the charge is $0.01 per month for each $1,000 in policy coverage. For VUL-2000, JSVUL-2000, and VUL-2002, there is a charge per $1,000 of the face amount, determined by age, sex, and smoker class, payable for ten years following the policy issue or an increase in the face amount. No charge is deducted from Russell VUL, Frank Russell, VGSP, and Destiny premiums.

The cost of insurance is deducted on each monthly anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month. An additional monthly deduction includes charges for any additional benefits provided by rider.

During the first ten policy years for VUL-95, VGSP, Russell VUL, Frank Russell, Destiny and CCVUL-2002, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place. For VUL-2000 and JSVUL-2000, the charge is based on the annual target premium, rather than the premiums actually received by General American.

A daily charge is made for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100,
..001366% for Russell-VUL, .0015027% for VUL-2000 and JSVUL-2000, and .0019111%
for Frank Russell of the net assets of each division of the Separate Account, which equals an annual rate of .85% for VUL-95, .70% for VGSP, .90% for VUL-100, ..50% for Russell-VUL, .55% for VUL-2000 and JSVUL-2000, and .70% for Frank Russell. A monthly charge is made at the policy level for the mortality and expense risks assumed by General American for the Destiny and CCVUL-2002 products. General American deducts a monthly charge at the rate of .0625% for Destiny and a maximum of .0583333% for CCVUL-2002 of the cash value of each policy within the Separate Account, which equals an annual rate of .75% for Destiny and a maximum of .70% for CCVUL-2002. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2005 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    -------
                                                                 (IN THOUSANDS)
VIP Equity-Income Division..................................   $ 3,872     $ 3,672
VIP Growth Division.........................................     2,094       6,519
VIP Overseas Division.......................................     1,512       3,146
VIP Mid-Cap Division........................................     2,207       3,118
Van Eck Worldwide Hard Assets Division......................     1,397         523
Van Eck Worldwide Emerging Markets Division.................     1,475         738
Russell Multi-Style Equity Division.........................       317       1,247
Russell Core Bond Division..................................       297         622
Russell Aggressive Equity Division..........................       445         577
Russell Non-US Fund Division................................       142         414
J.P. Morgan Bond Division...................................     2,719         663
J.P. Morgan Small Company Division..........................     2,811       2,175
FI Mid-Cap Opportunities Division...........................       246         777
T. Rowe Price Small Cap Growth Division.....................     1,335       1,416
T. Rowe Price Large Cap Growth Division.....................       803       1,043
Neuberger Berman Mid-Cap Value Division.....................     1,410         597
FI International Stock Division.............................     1,239         507
Morgan Stanley EAFE Index Division..........................     1,421       1,198
MetLife Stock Index Division................................     5,541      11,151
MetLife Mid-Cap Stock Index Division........................       367         269
BlackRock Large Cap Value Division..........................       937       1,062
BlackRock Diversified Division..............................     1,037         927
Lehman Brothers Aggregate Bond Index Division...............     2,155       1,791
BlackRock Strategic Value Division..........................     2,328       1,198
Russell 2000 Index Division.................................     1,290       1,229
Harris Oakmark Large Cap Value Division.....................     1,106         788
BlackRock Legacy Large Cap Growth Division..................       393         420
Harris Oakmark Focused Value Division.......................     1,527       2,187
Davis Venture Value Division................................     4,047         861
BlackRock Money Market Division.............................     7,098      15,303
BlackRock Bond Income Division..............................       941         514
BlackRock Aggressive Growth Division........................       828       2,134
MFS Total Return Division...................................       843         723
Salomon Brothers U.S. Government Division...................       421         390
MetLife Conservative Allocation Division*...................        11           3
MetLife Conservative to Moderate Allocation Division*.......        --          --
MetLife Moderate Allocation Division*.......................        21           6
MetLife Moderate to Aggressive Allocation Division*.........        38           1
MetLife Aggressive Allocation Division*.....................         2          --
Janus Aggressive Growth Division............................       114         104
RCM Global Technology Division..............................       302         136
PIMCO Total Return Division.................................     1,707       1,191
T. Rowe Price Mid-Cap Growth Division.......................       933         482
Met/AIM Small Cap Growth Division...........................       194          96
Lazard Mid-Cap Division.....................................       246         208
Harris Oakmark International Division.......................     2,795         463
Lord Abbett Growth & Income Division........................       299         682
Lord Abbett Mid-Cap Value Division..........................       503         966
MFS Research International Division.........................       410         808
Neuberger Berman Real Estate Division.......................     1,394         257
Lord Abbett Bond Debenture Division.........................    11,084       9,575
Oppenheimer Capital Appreciation Division*..................         1           1
American Funds Growth Division..............................     6,793       4,049
American Funds Growth-Income Division.......................     3,075       4,336
American Funds Global Small Capitalization Division.........     1,877       1,358
                                                               -------     -------
  Total.....................................................   $88,400     $94,621
                                                               =======     =======

------------

* For the period May 1, 2005 to December 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 were as follows:

                                   VIP           VIP        VIP          VIP       VAN ECK WORLDWIDE   VAN ECK WORLDWIDE
                              EQUITY-INCOME    GROWTH     OVERSEAS     MID-CAP        HARD ASSETS      EMERGING MARKETS
                                DIVISION      DIVISION    DIVISION    DIVISION         DIVISION            DIVISION
                              -------------   ---------   --------   -----------   -----------------   -----------------
Outstanding at December 31,
 2004.......................    1,229,677     2,195,040    828,485     663,974           69,488              83,987
Activity during 2005:
   Issued...................      275,066       376,946    145,414     240,066           92,683              84,795
   Redeemed.................     (281,801)     (613,268)  (234,245)   (299,179)         (43,814)            (46,514)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2005.......................    1,222,942     1,958,718    739,654     604,861          118,357             122,268
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2003.......................    1,287,334     2,372,685    854,881     490,805           57,580              81,692
Activity during 2004:
 Issued.....................      259,791       482,292    204,309     322,765           50,581              59,579
 Redeemed...................     (317,448)     (659,937)  (230,705)   (149,596)         (38,673)            (57,284)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2004.......................    1,229,677     2,195,040    828,485     663,974           69,488              83,987
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2002.......................    1,254,764     2,563,119    836,565     463,813           42,029              54,303
Activity during 2003:
 Issued.....................      410,775       741,130    340,496     240,751           40,818              77,635
 Redeemed...................     (378,205)     (931,564)  (322,180)   (213,759)         (25,267)            (50,246)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2003.......................    1,287,334     2,372,685    854,881     490,805           57,580              81,692
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2001.......................    1,177,313     2,470,261    829,682     198,284           35,572              83,288
Activity during 2002:
 Issued.....................      427,092       861,008    271,241     472,450           20,212              46,054
 Redeemed...................     (349,641)     (768,150)  (264,358)   (206,921)         (13,755)            (75,039)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2002.......................    1,254,764     2,563,119    836,565     463,813           42,029              54,303
                                =========     =========   ========    ========          =======            ========
Outstanding at December 31,
 2000.......................    1,042,452     2,302,375    788,347      76,120           32,708             148,797
Activity during 2001:
 Issued.....................      422,960       990,817    266,510     233,398           12,032              95,499
 Redeemed...................     (288,099)     (822,931)  (225,176)   (111,234)          (9,168)           (161,009)
                                ---------     ---------   --------    --------          -------            --------
Outstanding at December 31,
 2001.......................    1,177,313     2,470,261    829,682     198,284           35,572              83,288
                                =========     =========   ========    ========          =======            ========

                                   RUSSELL          RUSSELL
                              MULTI-STYLE EQUITY   CORE BOND
                                   DIVISION        DIVISION
                              ------------------   ---------
Outstanding at December 31,
 2004.......................        473,528         153,051
Activity during 2005:
   Issued...................         34,355          16,030
   Redeemed.................        (97,284)        (41,818)
                                   --------         -------
Outstanding at December 31,
 2005.......................        410,599         127,263
                                   ========         =======
Outstanding at December 31,
 2003.......................        536,328         186,408
Activity during 2004:
 Issued.....................        105,500          25,142
 Redeemed...................       (168,300)        (58,499)
                                   --------         -------
Outstanding at December 31,
 2004.......................        473,528         153,051
                                   ========         =======
Outstanding at December 31,
 2002.......................        541,296         187,193
Activity during 2003:
 Issued.....................        121,426          38,620
 Redeemed...................       (126,394)        (39,405)
                                   --------         -------
Outstanding at December 31,
 2003.......................        536,328         186,408
                                   ========         =======
Outstanding at December 31,
 2001.......................        606,073         244,053
Activity during 2002:
 Issued.....................        124,155          27,420
 Redeemed...................       (188,932)        (84,280)
                                   --------         -------
Outstanding at December 31,
 2002.......................        541,296         187,193
                                   ========         =======
Outstanding at December 31,
 2000.......................        674,638         253,987
Activity during 2001:
 Issued.....................        119,935          39,712
 Redeemed...................       (188,500)        (49,646)
                                   --------         -------
Outstanding at December 31,
 2001.......................        606,073         244,053
                                   ========         =======

---------------

* For the period May 1, 2005 to December 31, 2005

     RUSSELL
    AGGRESSIVE   RUSSELL    J.P. MORGAN    J.P. MORGAN     FI MID-CAP      T. ROWE PRICE      T. ROWE PRICE     NEUBERGER BERMAN
      EQUITY      NON-US       BOND       SMALL COMPANY   OPPORTUNITIES   SMALL CAP GROWTH   LARGE CAP GROWTH    MID-CAP VALUE
     DIVISION    DIVISION    DIVISION       DIVISION        DIVISION          DIVISION           DIVISION           DIVISION
    ----------   --------   -----------   -------------   -------------   ----------------   ----------------   ----------------
      175,705    178,514      130,618        391,632         583,280           625,307            497,847           149,047
       14,404      9,899      192,982        289,274          99,449           258,950            103,014           117,022
      (35,810)   (31,664)     (48,176)      (294,815)       (198,579)         (264,441)          (133,986)          (73,054)
     --------    -------     --------       --------        --------          --------           --------           -------
      154,299    156,749      275,424        386,091         484,150           619,816            466,875           193,015
     ========    =======     ========       ========        ========          ========           ========           =======
      189,819    215,765      123,078        251,683         647,063           693,690            579,476            96,783
       38,607     26,332       65,039        217,796         150,779           342,117            338,500           104,764
      (52,721)   (63,583)     (57,499)       (77,847)       (214,562)         (410,500)          (420,129)          (52,500)
     --------    -------     --------       --------        --------          --------           --------           -------
      175,705    178,514      130,618        391,632         583,280           625,307            497,847           149,047
     ========    =======     ========       ========        ========          ========           ========           =======
      205,652    200,556      173,760        268,612         789,686           310,114            516,319            22,575
       36,751     52,565       57,095        105,950         290,744           565,821            329,541            95,200
      (52,584)   (37,356)    (107,777)      (122,879)       (433,367)         (182,245)          (266,384)          (20,992)
     --------    -------     --------       --------        --------          --------           --------           -------
      189,819    215,765      123,078        251,683         647,063           693,690            579,476            96,783
     ========    =======     ========       ========        ========          ========           ========           =======
      239,743    243,244       94,205        241,674         847,912           160,140            257,510                --
       37,744     46,823      121,588        111,032         469,903           338,282            560,865            24,227
      (71,835)   (88,511)     (42,033)       (84,094)       (528,129)         (188,308)          (302,056)           (1,652)
     --------    -------     --------       --------        --------          --------           --------           -------
      205,652    200,556      173,760        268,612         789,686           310,114            516,319            22,575
     ========    =======     ========       ========        ========          ========           ========           =======
      316,857    244,253      101,214        333,521         447,798            70,727            112,750                --
       51,645     42,667       63,054        183,862         685,785           174,813            282,971                --
     (128,759)   (43,676)     (70,063)      (275,710)       (285,671)          (85,400)          (138,211)               --
     --------    -------     --------       --------        --------          --------           --------           -------
      239,743    243,244       94,205        241,674         847,912           160,140            257,510                --
     ========    =======     ========       ========        ========          ========           ========           =======


             FI            MORGAN STANLEY
     INTERNATIONAL STOCK     EAFE INDEX
          DIVISION            DIVISION
     -------------------   --------------
           190,766             511,333
           126,466             277,563
           (67,530)           (252,093)
          --------            --------
           249,702             536,803
          ========            ========
           175,973             445,795
            94,742             279,698
           (79,949)           (214,160)
          --------            --------
           190,766             511,333
          ========            ========
           110,505                 983
           265,009             593,846
          (199,541)           (149,034)
          --------            --------
           175,973             445,795
          ========            ========
                --                  --
           142,447               1,080
           (31,942)                (97)
          --------            --------
           110,505                 983
          ========            ========
                --                  --
                --                  --
                --                  --
          --------            --------
                --                  --
          ========            ========

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                METLIFE     METLIFE MID-CAP   BLACKROCK LARGE    BLACKROCK      LEHMAN BROTHERS
                              STOCK INDEX     STOCK INDEX        CAP VALUE      DIVERSIFIED   AGGREGATE BOND INDEX
                               DIVISION        DIVISION          DIVISION        DIVISION           DIVISION
                              -----------   ---------------   ---------------   -----------   --------------------
Outstanding at December 31,
 2004.......................   4,958,034         47,846           316,114         501,929            773,395
Activity during 2005:
Issued......................     807,909         25,757            93,393          76,872            202,434
Redeemed....................  (1,124,565)       (21,368)          (92,912)        (68,365)          (201,658)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2005.......................   4,641,378         52,235           316,595         510,436            774,171
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2003.......................   4,946,613         22,410           324,396         548,998            811,587
Activity during 2004:
Issued......................   1,387,975         69,182           105,108          83,506            241,889
Redeemed....................  (1,376,554)       (43,746)         (113,390)       (130,575)          (280,081)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2004.......................   4,958,034         47,846           316,114         501,929            773,395
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2002.......................      17,019          1,193               956             147              2,710
Activity during 2003:
Issued......................   6,222,138         31,419           450,644         699,303          1,049,273
Redeemed....................  (1,292,544)       (10,202)         (127,204)       (150,452)          (240,396)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2003.......................   4,946,613         22,410           324,396         548,998            811,587
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2001.......................          --             --                --              --                 --
Activity during 2002:
Issued......................      17,569          1,193             1,056             182              3,162
Redeemed....................        (550)            --              (100)            (35)              (452)
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2002.......................      17,019          1,193               956             147              2,710
                              ==========        =======          ========        ========           ========
Outstanding at December 31,
 2000.......................          --             --                --              --                 --
Activity during 2001:
Issued......................          --             --                --              --                 --
Redeemed....................          --             --                --              --                 --
                              ----------        -------          --------        --------           --------
Outstanding at December 31,
 2001.......................          --             --                --              --                 --
                              ==========        =======          ========        ========           ========


                                 BLACKROCK       RUSSELL     HARRIS OAKMARK
                              STRATEGIC VALUE   2000 INDEX   LARGE CAP VALUE
                                 DIVISION        DIVISION       DIVISION
                              ---------------   ----------   ---------------
Outstanding at December 31,
 2004.......................      544,826         278,388        322,712
Activity during 2005:
Issued......................      165,637         113,081        139,196
Redeemed....................     (134,995)       (117,398)      (110,214)
                                 --------        --------       --------
Outstanding at December 31,
 2005.......................      575,468         274,071        351,694
                                 ========        ========       ========
Outstanding at December 31,
 2003.......................      518,555         209,637        392,322
Activity during 2004:
Issued......................      248,558         201,251        289,932
Redeemed....................     (222,287)       (132,500)      (359,542)
                                 --------        --------       --------
Outstanding at December 31,
 2004.......................      544,826         278,388        322,712
                                 ========        ========       ========
Outstanding at December 31,
 2002.......................          838          26,951        209,797
Activity during 2003:
Issued......................      753,853         214,810        365,186
Redeemed....................     (236,136)        (32,124)      (182,661)
                                 --------        --------       --------
Outstanding at December 31,
 2003.......................      518,555         209,637        392,322
                                 ========        ========       ========
Outstanding at December 31,
 2001.......................           --              --             --
Activity during 2002:
Issued......................          960          31,029        297,185
Redeemed....................         (122)         (4,078)       (87,388)
                                 --------        --------       --------
Outstanding at December 31,
 2002.......................          838          26,951        209,797
                                 ========        ========       ========
Outstanding at December 31,
 2000.......................           --              --             --
Activity during 2001:
Issued......................           --              --             --
Redeemed....................           --              --             --
                                 --------        --------       --------
Outstanding at December 31,
 2001.......................           --              --             --
                                 ========        ========       ========

---------------

* For the period May 1, 2005 to December 31, 2005

    BLACKROCK    HARRIS
     LEGACY     OAKMARK                    BLACKROCK    BLACKROCK   BLACKROCK                       SALOMON         METLIFE
    LARGE CAP   FOCUSED        DAVIS         MONEY        BOND      AGGRESSIVE    MFS TOTAL      BROTHERS U.S.    CONSERVATIVE
     GROWTH      VALUE     VENTURE VALUE     MARKET      INCOME       GROWTH        RETURN        GOVERNMENT       ALLOCATION
    DIVISION    DIVISION     DIVISION       DIVISION    DIVISION     DIVISION      DIVISION        DIVISION        DIVISION*
    ---------   --------   -------------   ----------   ---------   ----------   ------------   ---------------   ------------
     326,113     452,011      277,400       2,059,937    161,638      455,675      280,684             393             --
      84,753     173,821      347,650         853,612     88,755       90,094       69,993           2,265             89
     (89,425)   (218,748)    (108,651)     (1,564,333)   (59,857)    (170,853)     (69,605)         (2,102)            (3)
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     321,441     407,084      516,399       1,349,216    190,536      374,916      281,072             556             86
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     327,120     493,898      205,707       2,759,691     89,894      562,001      267,110              --             --
     118,223     287,751      147,872       1,778,188    189,653      232,157       82,553             400             --
    (119,230)   (329,638)     (76,179)     (2,477,942)  (117,909)    (338,483)     (68,979)             (7)            --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     326,113     452,011      277,400       2,059,937    161,638      455,675      280,684             393             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     263,025     342,187       51,734          13,852    125,980           --      236,857              --             --
     307,560     401,717      221,431       5,809,913     99,079      763,299      105,550              --             --
    (243,465)   (250,006)     (67,458)     (3,064,074)  (135,165)    (201,298)     (75,297)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     327,120     493,898      205,707       2,759,691     89,894      562,001      267,110              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     116,174     113,623           --              --         --           --      235,697              --             --
     224,029     393,619       54,693          55,852    187,139           --       85,793              --             --
     (77,178)   (165,055)      (2,959)        (42,000)   (61,159)          --      (84,633)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     263,025     342,187       51,734          13,852    125,980           --      236,857              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==
     211,588          --           --              --         --           --      192,648              --             --
     291,683     140,000           --              --         --           --      100,499              --             --
    (387,097)    (26,377)          --              --         --           --      (57,450)             --             --
    --------    --------     --------      ----------   --------     --------      -------          ------             --
     116,174     113,623           --              --         --           --      235,697              --             --
    ========    ========     ========      ==========   ========     ========      =======          ======             ==

       METLIFE
     CONSERVATIVE
     TO MODERATE
      ALLOCATION
      DIVISION*
     ------------
          --
           1
          --
          --
           1
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==
          --
          --
          --
          --
          --
          ==

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                             METLIFE
                               METLIFE     MODERATE TO    METLIFE       JANUS                                  T. ROWE PRICE
                               MODERATE    AGGRESSIVE    AGGRESSIVE   AGGRESSIVE   RCM GLOBAL      PIMCO          MID-CAP
                              ALLOCATION   ALLOCATION    ALLOCATION     GROWTH     TECHNOLOGY   TOTAL RETURN      GROWTH
                              DIVISION*     DIVISION*    DIVISION*     DIVISION     DIVISION      DIVISION       DIVISION
                              ----------   -----------   ----------   ----------   ----------   ------------   -------------
Outstanding at December 31,
 2004.......................       --           --           --         46,651       52,000        624,680        158,648
Activity during 2005:
 Issued.....................      258          349           18         19,411       57,405        335,305         84,521
 Redeemed...................     (119)         (14)          (1)       (18,298)     (31,423)      (294,218)       (51,617)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2005.......................      139          335           17         47,764       77,982        665,767        191,552
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2003.......................       --           --           --         48,911       51,401        671,765         95,295
Activity during 2004:
 Issued.....................       --           --           --         20,855       22,500        754,906        112,555
 Redeemed...................       --           --           --        (23,115)     (21,901)      (801,991)       (49,202)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2004.......................       --           --           --         46,651       52,000        624,680        158,648
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2002.......................       --           --           --         68,847       18,141        208,023          3,484
Activity during 2003:
 Issued.....................       --           --           --         38,687       46,324        688,147         99,445
 Redeemed...................       --           --           --        (58,623)     (13,064)      (224,405)        (7,634)
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2003.......................       --           --           --         48,911       51,401        671,765         95,295
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2001.......................       --           --           --          9,275        2,359             --             --
Activity during 2002:
 Issued.....................       --           --           --         64,720       85,201        264,613          3,484
 Redeemed...................       --           --           --         (5,148)     (69,419)       (56,590)            --
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2002.......................       --           --           --         68,847       18,141        208,023          3,484
                                 ====          ===           ==        =======      =======       ========        =======
Outstanding at December 31,
 2000.......................       --           --           --             --           --             --             --
Activity during 2001:
 Issued.....................       --           --           --          9,275        2,359             --             --
 Redeemed...................       --           --           --             --           --             --             --
                                 ----          ---           --        -------      -------       --------        -------
Outstanding at December 31,
 2001.......................       --           --           --          9,275        2,359             --             --
                                 ====          ===           ==        =======      =======       ========        =======


                               MET/AIM
                              SMALL CAP
                               GROWTH
                              DIVISION
                              ---------
Outstanding at December 31,
 2004.......................    72,410
Activity during 2005:
 Issued.....................    21,660
 Redeemed...................   (14,525)
                              --------
Outstanding at December 31,
 2005.......................    79,545
                              ========
Outstanding at December 31,
 2003.......................    71,510
Activity during 2004:
 Issued.....................   116,984
 Redeemed...................  (116,084)
                              --------
Outstanding at December 31,
 2004.......................    72,410
                              ========
Outstanding at December 31,
 2002.......................   131,250
Activity during 2003:
 Issued.....................   153,164
 Redeemed...................  (212,904)
                              --------
Outstanding at December 31,
 2003.......................    71,510
                              ========
Outstanding at December 31,
 2001.......................        --
Activity during 2002:
 Issued.....................   169,665
 Redeemed...................   (38,415)
                              --------
Outstanding at December 31,
 2002.......................   131,250
                              ========
Outstanding at December 31,
 2000.......................        --
Activity during 2001:
 Issued.....................        --
 Redeemed...................        --
                              --------
Outstanding at December 31,
 2001.......................        --
                              ========

---------------

* For the period May 1, 2005 to December 31, 2005


                  HARRIS                                              MFS                           LORD ABBETT   OPPENHEIMER
     LAZARD       OAKMARK        LORD ABBETT      LORD ABBETT      RESEARCH      NEUBERGER BERMAN      BOND         CAPITAL
    MID-CAP    INTERNATIONAL   GROWTH & INCOME   MID-CAP VALUE   INTERNATIONAL     REAL ESTATE       DEBENTURE    APPRECIATION
    DIVISION     DIVISION         DIVISION         DIVISION        DIVISION          DIVISION        DIVISION      DIVISION*
    --------   -------------   ---------------   -------------   -------------   ----------------   -----------   ------------
     28,005       175,927          232,871          317,812         298,069            1,665          666,855          --
     13,247       215,868           34,937           37,943          50,310           12,256          158,801           9
    (13,511)      (55,985)         (70,101)         (73,168)        (95,606)          (3,492)        (778,489)         (2)
    -------      --------         --------         --------        --------           ------         --------          --
     27,741       335,810          197,707          282,587         252,773           10,429           47,167           7
    =======      ========         ========         ========        ========           ======         ========          ==
     26,423       165,210          257,105          325,257         353,269               --          685,443          --
     17,738       221,820           43,621           54,055          69,093            1,728          186,582          --
    (16,156)     (211,103)         (67,855)         (61,500)       (124,293)             (63)        (205,169)         --
    -------      --------         --------         --------        --------           ------         --------          --
     28,005       175,927          232,871          317,812         298,069            1,665          666,855          --
    =======      ========         ========         ========        ========           ======         ========          ==
     11,406         7,920          276,591          380,006         387,122               --          582,884          --
     26,523       186,034          103,172           96,831         188,294               --          306,825          --
    (11,506)      (28,744)        (122,658)        (151,580)       (222,147)              --         (204,266)         --
    -------      --------         --------         --------        --------           ------         --------          --
     26,423       165,210          257,105          325,257         353,269               --          685,443          --
    =======      ========         ========         ========        ========           ======         ========          ==
         --            --          336,111          135,806         385,827               --          681,233          --
     12,021         7,920          130,025          331,305         214,940               --          182,023          --
       (615)           --         (189,545)         (87,105)       (213,645)              --         (280,372)         --
    -------      --------         --------         --------        --------           ------         --------          --
     11,406         7,920          276,591          380,006         387,122               --          582,884          --
    =======      ========         ========         ========        ========           ======         ========          ==
         --            --          336,357          130,712         341,467               --          553,085          --
         --            --          176,500          163,711         258,830               --          280,702          --
         --            --         (176,747)        (158,616)       (214,471)              --         (152,555)         --
    -------      --------         --------         --------        --------           ------         --------          --
         --            --          336,111          135,806         385,827               --          681,233          --
    =======      ========         ========         ========        ========           ======         ========          ==

                 AMERICAN       AMERICAN
     AMERICAN      FUNDS         FUNDS
       FUNDS      GROWTH-     GLOBAL SMALL
      GROWTH      INCOME     CAPITALIZATION
     DIVISION    DIVISION       DIVISION
     ---------   ---------   --------------
     1,394,808   1,270,481       325,647
     1,101,490     492,834       226,647
      (885,672)   (601,750)     (197,509)
     ---------   ---------      --------
     1,610,626   1,161,565       354,785
     =========   =========      ========
       939,452     660,092       210,796
       874,073     922,948       210,726
      (418,717)   (312,559)      (95,875)
     ---------   ---------      --------
     1,394,808   1,270,481       325,647
     =========   =========      ========
       154,577     155,871        27,605
       994,172     730,219       239,819
      (209,297)   (225,998)      (56,628)
     ---------   ---------      --------
       939,452     660,092       210,796
     =========   =========      ========
            --          --            --
       164,087     166,048        39,889
        (9,510)    (10,177)      (12,284)
     ---------   ---------      --------
       154,577     155,871        27,605
     =========   =========      ========
            --          --            --
            --          --            --
            --          --            --
     ---------   ---------      --------
            --          --            --
     =========   =========      ========

---------------

* For the period May 1, 2005 to December 31, 2005

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the years ended December 31, 2005, 2004, 2003, 2002, and 2001 or lesser time period, if applicable.

                                            VIP                   VIP                   VIP                  VIP
                                       EQUITY-INCOME            GROWTH               OVERSEAS              MID-CAP
                                          DIVISION             DIVISION              DIVISION             DIVISION
                                     ------------------   -------------------   -------------------   -----------------
2005
Units..............................           1,222,942             1,958,718               739,654             604,861
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.61 to $33.00   $    8.99 to $28.74   $   12.30 to $25.64   $ 19.61 to $20.63
Net Assets (In Thousands)..........  $           27,268   $            36,376   $            14,314   $          12,109
Investment Income Ratio to Net
 Assets(2).........................                5.00%                 0.49%                 1.15%               1.47%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       4.92% to 5.87%        4.86% to 5.80%      17.99% to 19.05%    17.25% to 18.30%
2004
Units..............................           1,229,677             2,195,040               828,485             663,974
Unit Fair Value, Lowest to
 Highest(1)........................  $  11.91 to $31.39   $    8.49 to $27.40   $   10.33 to $21.72   $ 16.73 to $17.44
Net Assets (In Thousands)..........  $           26,890   $            39,047   $            13,721   $          11,315
Investment Income Ratio to Net
 Assets(2).........................                1.90%                 0.26%                 1.07%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     10.53% to 11.53%        2.45% to 3.38%      12.62% to 13.64%    23.80% to 24.92%
2003
Units..............................           1,287,334             2,372,685               854,881             490,805
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.68 to $28.34   $    8.22 to $26.73   $    9.09 to $19.28   $ 13.51 to $13.96
Net Assets (In Thousands)..........  $           25,787   $            41,478   $            12,744   $           6,697
Investment Income Ratio to Net
 Assets(2).........................                1.71%                 0.27%                 0.72%               0.38%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     29.19% to 30.41%      31.63% to 32.94%      42.14% to 43.44%    37.41% to 38.65%
2002
Units..............................           1,254,764             2,563,119               836,565             463,813
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.19 to $21.90   $    6.18 to $20.29   $    6.34 to $13.56   $  9.83 to $10.07
Net Assets (In Thousands)..........  $           20,551   $            34,811   $             9,000   $           4,596
Investment Income Ratio to Net
 Assets(2).........................                1.72%                 0.25%                 0.79%               0.63%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -17.69% to -16.95%    -30.73% to -30.10%    -20.99% to -20.28%   -10.63% to -9.82%
2001
Units..............................           1,177,313             2,470,261               829,682             198,284
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.19 to $26.55   $    8.85 to $29.28   $    7.96 to $17.15   $ 11.07 to $11.17
Net Assets (In Thousands)..........  $           24,164   $            49,500   $            11,330   $           2,191
Investment Income Ratio to Net
 Assets(2).........................                1.68%                 0.08%                 5.56%               0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     -5.81% to -4.96%    -18.39% to -17.65%    -21.87% to -21.17%    -4.08% to -3.21%

                                     VAN ECK WORLDWIDE
                                        HARD ASSETS
                                          DIVISION
                                     ------------------
2005
Units..............................             118,357
Unit Fair Value, Lowest to
 Highest(1)........................  $  23.31 to $31.53
Net Assets (In Thousands)..........  $            3,144
Investment Income Ratio to Net
 Assets(2).........................                0.31%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     50.32% to 51.67%
2004
Units..............................              69,488
Unit Fair Value, Lowest to
 Highest(1)........................  $  15.51 to $20.90
Net Assets (In Thousands)..........  $            1,236
Investment Income Ratio to Net
 Assets(2).........................                0.34%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     22.87% to 23.98%
2003
Units..............................              57,580
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.62 to $16.95
Net Assets (In Thousands)..........  $              803
Investment Income Ratio to Net
 Assets(2).........................                0.32%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     43.76% to 45.06%
2002
Units..............................              42,029
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.78 to $11.75
Net Assets (In Thousands)..........  $              400
Investment Income Ratio to Net
 Assets(2).........................                0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     -3.70% to -2.85%
2001
Units..............................              35,572
Unit Fair Value, Lowest to
 Highest(1)........................  $   9.12 to $12.16
Net Assets (In Thousands)..........  $              347
Investment Income Ratio to Net
 Assets(2).........................                1.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -11.25% to -10.45%

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

    VAN ECK WORLDWIDE        RUSSELL             RUSSELL             RUSSELL               RUSSELL           J.P. MORGAN
    EMERGING MARKETS    MULTI-STYLE EQUITY      CORE BOND       AGGRESSIVE EQUITY          NON-US                BOND
        DIVISION             DIVISION            DIVISION            DIVISION             DIVISION             DIVISION
    -----------------   ------------------   ----------------   ------------------   -------------------   ----------------
             122,268               410,599            127,263              154,299   156,749............            275,424
    $21.40 to $33.53    $  10.59 to $16.27   $ 14.13 to $16.3   $  12.61 to $19.30   $13.18 to $15.48....  $13.11 to $14.27
    $          3,085    $            5,799   $         1,9492   $            2,680   $2,386..............  $          3,739
                0.63%                 1.11%              4.87%                9.32%  1.56%..............               5.97%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     30.82% to 32.00%        6.32% to 6.74%     1.11% to 1.65%       5.41% to 5.83%  12.68% to 13.12%...      0.14% to 1.04%
              83,987               473,528            153,051              175,705   178,514............            130,618
    $16.36 to $25.54    $   9.96 to $15.06   $13.93 to $16.08   $  11.96 to $18.24   $11.69 to $13.72....  $13.09 to $14.12
    $          1,704    $            6,363   $          2,334   $            2,913   $2,411..............  $          1,760
                0.54%                 0.76%              4.42%                3.72%  1.87%..............               4.93%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     24.77% to 25.89%        8.83% to 9.26%     3.73% to 4.14%     13.71% to 14.16%  17.24% to 17.71%...      3.36% to 4.29%
              81,692               536,328            186,408              189,819   215,765............            123,078
    $13.11 to $20.40    $   9.15 to $13.95   $13.38 to $15.44   $  10.52 to $15.98   $9.97 to $11.68.....  $12.66 to $13.54
    $          1,314    $            6,622   $          2,756   $            2,736   $2,480..............  $          1,597
                0.08%                 0.71%              5.40%                0.10%  2.64%..............               5.85%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     52.79% to 54.21%      27.79% to 28.19%     5.17% to 5.61%     44.29% to 44.86%  37.58% to 38.10%...      2.78% to 3.68%
              54,303               541,296            187,193              205,652   200,556............            173,760
    $ 8.58 to $13.30    $   7.16 to $10.88   $12.68 to $14.62   $   7.29 to $11.03   $7.25 to $8.47......  $12.32 to $13.06
    $            579    $            5,233   $          2,650   $            2,038   $1,669..............  $          2,186
                0.20%                 0.60%              2.97%               0.00%   1.53%..............               0.63%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     -3.77% to -2.90%    -23.88% to -23.57%     7.87% to 8.30%   -19.78% to -19.46%           -15.91% to      7.83% to 8.80%
                                                                                     -15.57%............
              83,288               606,073            244,053              239,743   243,244............             94,205
    $ 8.91 to $13.78    $   9.41 to $14.23   $11.71 to $13.51   $   9.09 to $13.69   $8.62 to $10.05.....  $11.42 to $12.00
    $            816    $            7,720   $          3,204   $            2,989   $2,413..............  $          1,097
                0.00%                 0.46%              5.82%               0.10%   0.56%..............               5.72%
       0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%.....      0.00% to 0.90%
     -2.69% to -1.81%    -14.98% to -14.64%     6.45% to 6.87%     -3.24% to -2.85%           -22.73% to      5.97% to 6.93%
                                                                                     -22.42%............

        J.P. MORGAN
       SMALL COMPANY
          DIVISION
     ------------------
                386,091
     $  15.50 to $18.52
     $            6,778
                  11.63%
          0.00% to 0.90%
          2.50% to 3.42%
                391,632
     $  15.13 to $18.01
     $            6,741
                   0.00%
          0.00% to 0.90%
        26.03% to 27.17%
                251,683
     $  12.00 to $14.24
     $            3,431
                   0.00%
          0.00% to 0.90%
        34.70% to 36.00%
                268,612
     $   8.91 to $10.53
     $            2,698
                   0.19%
          0.00% to 0.90%
      -22.35% to -21.65%
                241,674
     $  11.47 to $13.51
     $            3,129
                   0.04%
          0.00% to 0.90%
        -8.85% to -8.03%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                         FI MID-CAP       T. ROWE PRICE SMALL   T. ROWE PRICE LARGE   NEUBERGER BERMAN
                                       OPPORTUNITIES          CAP GROWTH            CAP GROWTH          MID-CAP VALUE
                                          DIVISION             DIVISION              DIVISION             DIVISION
                                     ------------------   -------------------   -------------------   -----------------
2005
Units..............................             484,150              619,816               466,875              193,015
Unit Fair Value, Lowest to
 Highest(1)........................  $   5.35 to $13.81   $   9.78 to $13.50    $   9.59 to $12.68    $ 15.66 to $16.19
Net Assets (In Thousands)..........  $            2,683   $            6,235    $            4,625    $           3,053
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.57%                8.29%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       5.96% to 6.92%     10.02% to 11.01%        5.64% to 6.59%     11.27% to 12.27%
2004
Units..............................             583,280              625,307               497,847              149,047
Unit Fair Value, Lowest to
 Highest(1)........................  $   5.05 to $12.92   $   8.89 to $12.19    $   9.08 to $11.90    $ 14.08 to $14.42
Net Assets (In Thousands)..........  $            3,027   $            5,676    $            4,608    $           2,115
Investment Income Ratio to Net
 Assets(2).........................                0.48%                0.00%                 0.26%                2.74%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.15% to 17.19%     10.09% to 11.33%        8.94% to 9.93%     21.81% to 22.91%
2003
Units..............................             647,063              693,690               579,476               96,783
Unit Fair Value, Lowest to
 Highest(1)........................  $   4.35 to $11.02   $   8.07 to $10.95    $   8.33 to $10.82    $ 11.56 to $11.73
Net Assets (In Thousands)..........  $            2,868   $            5,699    $            4,919    $           1,124
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.12%                0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     33.28% to 34.62%     39.66% to 40.92%      29.59% to 30.88%     35.32% to 36.56%
2002
Units..............................             789,686              310,114               516,319               22,575
Unit Fair Value, Lowest to
 Highest(1)........................  $    3.26 to $8.19   $    5.78 to $7.70    $    6.43 to $8.27    $   8.54 to $8.59
Net Assets (In Thousands)..........  $            2,599   $            1,810    $            3,355    $             193
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.28%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -29.63% to -28.99%   -27.34% to -26.68%    -23.93% to -23.24%    -10.44% to -9.63%
2001
Units..............................             847,912              160,140               257,510                   --
Unit Fair Value, Lowest to
 Highest(1)........................  $    4.63 to $4.70   $    7.96 to $8.08    $    8.45 to $8.58    $              --
Net Assets (In Thousands)..........  $            3,944   $            1,280    $            2,197    $              --
Investment Income Ratio to Net
 Assets(2).........................                0.00%                0.00%                 0.01%                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%       0.00% to 0.90%        0.00% to 0.90%                  --
Total Return, Lowest to
 Highest(4)........................   -37.90% to -37.32%     -9.86% to -9.03%     -10.70% to -9.90%                  --

                                             FI
                                     INTERNATIONAL STOCK
                                          DIVISION
                                     -------------------
2005
Units..............................             249,702
Unit Fair Value, Lowest to
 Highest(1)........................  $  14.24 to $14.71
Net Assets (In Thousands)..........  $            3,598
Investment Income Ratio to Net
 Assets(2).........................                0.60%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.95% to 18.00%
2004
Units..............................             190,766
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.17 to $12.47
Net Assets (In Thousands)..........  $            2,341
Investment Income Ratio to Net
 Assets(2).........................                1.26%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     17.14% to 18.19%
2003
Units..............................             175,973
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.37 to $10.55
Net Assets (In Thousands)..........  $            1,837
Investment Income Ratio to Net
 Assets(2).........................                0.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     26.87% to 28.05%
2002
Units..............................             110,505
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.10 to $8.24
Net Assets (In Thousands)..........  $              908
Investment Income Ratio to Net
 Assets(2).........................                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -18.23% to -17.49%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........  $               --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

     MORGAN STANLEY        METLIFE        METLIFE MID-CAP       BLACKROCK          BLACKROCK         LEHMAN BROTHERS
       EAFE INDEX        STOCK INDEX        STOCK INDEX      LARGE CAP VALUE      DIVERSIFIED      AGGREGATE BOND INDEX
        DIVISION           DIVISION           DIVISION           DIVISION           DIVISION             DIVISION
    ----------------   ----------------   ----------------   ----------------   ----------------   --------------------
             536,803          4,641,378            52,235            316,595             510,436              774,171
    $12.88 to $24.19   $10.63 to $48.01   $14.22 to $17.17   $12.73 to $44.93   $12.13 to $43.45     $11.89 to $30.98
    $          9,143   $         81,847   $           838    $         8,414    $         10,487     $         13,495
                1.68%              1.58%             6.09%              2.00%               1.58%               3.98%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     12.24% to 13.24%     3.71% to 4.64%  11.28% to 39.67%     5.04% to 5.98%      2.13% to 3.05%      1.16% to 2.06%
             511,333          4,958,034            47,846            316,114             501,929              773,395
    $11.38 to $21.54   $10.16 to $46.27   $12.29 to $15.15   $12.01 to $42.75   $11.78 to $42.52     $11.65 to $30.61
    $          7,985   $         85,145   $           695    $         8,217    $         10,240     $         13,406
                0.67%              0.85%             0.62%              0.00%               1.90%               2.97%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     18.57% to 19.64%    9.55% to 10.53%  -6.72% to 16.05%   12.39% to 13.40%      7.54% to 8.51%      3.17% to 4.10%
             445,795          4,946,613            22,410            324,396             548,998              811,587
    $ 9.51 to $18.16   $ 9.19 to $42.22   $10.91 to $13.18   $10.59 to $38.02   $10.88 to $39.52     $11.20 to $29.65
    $          6,115   $         78,877   $           279    $         7,587    $         10,538     $         13,820
                0.01%              0.01%             0.07%              1.38%               0.00%               0.08%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
     37.70% to 38.81%   22.02% to 28.22%  30.99% to 34.89%   30.41% to 35.65%    14.28% to 20.38%      1.15% to 3.66%
                 983             17,019             1,193                956                 147                2,710
    $           8.09   $           8.19   $          8.09    $          7.81    $           9.04     $          10.80
    $              8   $            139   $            10    $             7    $              1     $             29
                0.00%              0.00%             0.00%              0.38%               0.00%               0.00%
       0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
              -16.63%            -22.33%           -14.91%                --              -13.93%              10.23%
                  --                 --                --                 --                  --                   --
    $             --   $             --   $            --    $            --    $             --     $             --
    $             --   $             --   $            --    $            --    $             --     $             --
                  --                 --                --                 --                  --                   --
                  --                 --                --                 --                  --                   --
                  --                 --                --                 --                  --                   --

        BLACKROCK
     STRATEGIC VALUE
         DIVISION
     ----------------
              575,468
     $13.17 to $20.11
     $         11,130
                 6.47%
        0.00% to 0.90%
        3.23% to 4.15%
              544,826
     $12.65 to $19.44
     $         10,210
                 0.00%
        0.00% to 0.90%
      14.31% to 15.34%
              518,555
     $10.96 to $16.98
     $          8,450
                 0.00%
        0.00% to 0.90%
      48.96% to 50.18%
                  838
     $           7.30
     $              6
                 0.00%
        0.00% to 0.90%
               -21.32%
                   --
     $             --
     $             --
                   --
                   --
                   --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                          RUSSELL         HARRIS OAKMARK LARGE    BLACKROCK LEGACY     HARRIS OAKMARK
                                         2000 INDEX            CAP VALUE          LARGE CAP GROWTH     FOCUSED VALUE
                                          DIVISION              DIVISION              DIVISION            DIVISION
                                     ------------------   --------------------   ------------------   ----------------
2005
Units..............................             274,071               351,694               321,441            407,084
Unit Fair Value, Lowest to
 Highest(1)........................  $  13.18 to $14.07    $  11.18 to $11.55    $   7.24 to $11.81   $14.02 to $16.62
Net Assets (In Thousands)..........  $            3,676    $            3,975    $            2,466   $          6,500
Investment Income Ratio to Net
 Assets(2).........................                4.63%                 0.66%                 0.41%              1.13%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................       3.57% to 4.50%      -2.26% to -1.38%        6.05% to 7.00%    9.06% to 11.75%
2004
Units..............................             278,388               322,712               326,113            452,011
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.72 to $13.46    $  11.44 to $11.71    $   6.83 to $11.04   $12.74 to $15.11
Net Assets (In Thousands)..........  $            3,592    $            3,724    $            2,334   $          6,628
Investment Income Ratio to Net
 Assets(2).........................                0.43%                 0.64%                 0.00%              1.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     16.71% to 17.77%      10.42% to 11.42%        7.84% to 8.81%     6.27% to 9.93%
2003
Units..............................             209,637               392,322               327,120            493,898
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.90 to $11.43    $  10.28 to $10.51    $   6.33 to $10.15   $11.59 to $13.75
Net Assets (In Thousands)..........  $            2,300    $            4,098    $            2,138   $          6,677
Investment Income Ratio to Net
 Assets(2).........................                0.19%                 0.00%                 0.05%              0.12%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     44.77% to 46.02%      24.33% to 25.46%      33.83% to 35.17%   31.48% to 32.71%
2002
Units..............................              26,951               209,797               263,025            342,187
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.53 to $7.83    $    8.19 to $8.38    $    4.73 to $7.51   $ 8.74 to $10.36
Net Assets (In Thousands)..........  $              204    $            1,755    $            1,256   $          3,523
Investment Income Ratio to Net
 Assets(2).........................                0.00%                 0.32%                 0.00%              0.16%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%        0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -21.18% to -20.46%    -14.93% to -14.16%    -33.77% to -33.17%   -9.65% to -8.84%
2001
Units..............................                  --                    --               116,174            113,623
Unit Fair Value, Lowest to
 Highest(1)........................  $               --    $               --    $    7.14 to $7.24   $11.30 to $11.37
Net Assets (In Thousands)..........  $               --    $               --    $              833   $          1,301
Investment Income Ratio to Net
 Assets(2).........................                  --                    --                  0.21%              0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --                    --         0.00% to 0.90%     0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................                  --                    --     -12.79% to -12.02%   26.66% to 27.78%

                                           DAVIS
                                       VENTURE VALUE
                                          DIVISION
                                     ------------------
2005
Units..............................             516,399
Unit Fair Value, Lowest to
 Highest(1)........................  $  13.46 to $13.91
Net Assets (In Thousands)..........  $            7,095
Investment Income Ratio to Net
 Assets(2).........................                0.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................      9.32% to 10.30%
2004
Units..............................             277,400
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.31 to $12.61
Net Assets (In Thousands)..........  $            3,443
Investment Income Ratio to Net
 Assets(2).........................                0.54%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     11.36% to 12.37%
2003
Units..............................             205,707
Unit Fair Value, Lowest to
 Highest(1)........................  $  11.06 to $11.22
Net Assets (In Thousands)..........  $            2,285
Investment Income Ratio to Net
 Assets(2).........................                0.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     29.71% to 30.94%
2002
Units..............................              51,734
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.50 to $8.57
Net Assets (In Thousands)..........  $              441
Investment Income Ratio to Net
 Assets(2).........................                0.01%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -17.12% to -16.37%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........  $               --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

                                                                                                           METLIFE
       BLACKROCK          BLACKROCK           BLACKROCK              MFS           SALOMON BROTHERS     CONSERVATIVE
      MONEY MARKET       BOND INCOME      AGGRESSIVE GROWTH      TOTAL RETURN      U.S. GOVERNMENT       ALLOCATION
        DIVISION           DIVISION            DIVISION            DIVISION            DIVISION           DIVISION*
    ----------------   ----------------   ------------------   ----------------   ------------------   ---------------
           1,349,216            190,536             374,916             281,072                  556                86
    $10.56 to $20.54   $11.67 to $12.06    $10.21 to $18.27    $12.35 to $19.94   $171.45 to $189.50   $        104.13
    $         17,133   $          2,255    $          5,402    $          4,416   $               98   $             9
                2.73%              5.02%               0.00%               2.99%                3.64%             0.82%
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%    0.00% to 0.90%
       1.98% to 2.89%     1.50% to 2.41%     9.72% to 10.70%      2.20% to 3.12%       0.82% to 1.72%            4.13%
           2,059,937            161,638             455,675             280,684                  393                --
    $10.26 to $20.13   $11.50 to $11.78    $ 9.23 to $16.62    $11.98 to $19.48   $170.06 to $186.29   $            --
    $         25,350   $          1,881    $          6,130    $          4,284   $               68                --
                0.90%              5.61%               0.00%               2.56%                0.00%               --
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%               --
       0.08% to 0.99%     3.50% to 4.43%    11.97% to 12.98%     9.95% to 10.94%       2.79% to 3.41%
           2,759,691             89,894             562,001             267,110                   --                --
    $10.16 to $20.10   $11.11 to $11.28    $ 8.17 to $14.81    $10.79 to $17.68   $               --   $            --
    $         33,535   $          1,005    $          6,464    $          3,707   $               --   $            --
                1.04%              3.95%               0.00%               3.26%                  --                --
       0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%                  --                --
       -.10% to 0.83%     4.89% to 5.87%    29.51% to 30.45%    16.90% to 18.00%                  --                --
              13,852            125,980                  --             236,857                   --                --
    $          10.08   $10.59 to $10.65    $             --    $ 9.15 to $15.09   $               --   $            --
    $            140   $          1,340    $             --    $          2,812   $               --   $            --
               33.69%              0.00%                 --                3.93%                  --                --
       0.00% to 0.90%     0.00% to 0.90%                 --       0.00% to 0.90%                  --                --
               1.41%      7.48% to 8.45%                 --     -9.54% to -8.73%                  --                --
                  --                 --                  --             235,697                   --                --
    $             --   $             --    $             --    $10.02 to $16.64   $               --   $            --
    $             --   $             --    $             --    $          3,201   $               --   $            --
                  --                 --                  --                3.89%                  --                --
                  --                 --                  --       0.00% to 0.90%                  --                --
                  --                 --                  --     -4.95% to -4.09%                  --                --

           METLIFE
       CONSERVATIVE TO
     MODERATE ALLOCATION
          DIVISION*
     -------------------
                     1
       $        106.43
       $             0
                  0.00%
         0.00% to 0.90%
                  6.43%
                    --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --
                    --
       $            --
       $            --
                    --
                    --
                    --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                                           METLIFE
                                          METLIFE          MODERATE         METLIFE
                                          MODERATE      TO AGGRESSIVE      AGGRESSIVE           JANUS              RCM GLOBAL
                                         ALLOCATION       ALLOCATION       ALLOCATION     AGGRESSIVE GROWTH        TECHNOLOGY
                                         DIVISION*        DIVISION*        DIVISION*           DIVISION             DIVISION
                                       --------------   --------------   --------------   ------------------   ------------------
2005
Units................................             139              335               17               47,764               77,982
Unit Fair Value, Lowest to
 Highest(1)..........................  $       108.66   $       110.94   $       112.72   $   8.38 to $12.34   $   6.13 to $10.51
Net Assets (In Thousands)............  $           15   $           37   $            2   $              421   $              505
Investment Income Ratio to Net
 Assets(2)...........................            0.86%            0.80%            1.32%                0.11%                0.88%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........   0.00% to 0.90%   0.00% to 0.90%   0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...            8.66%           10.94%           12.72%     12.83% to 13.84%     10.36% to 11.35%
2004
Units................................              --               --               --               46,651               52,000
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $   7.43 to $10.84   $    5.55 to $9.45
Net Assets (In Thousands)............              --               --               --   $              362   $              305
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.07%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)                                                             7.85% to 8.82%     -5.13% to -4.09%
2003
Units................................              --               --               --               48,911               51,401
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    6.89 to $9.96   $    5.85 to $9.86
Net Assets (In Thousands)............  $           --   $           --   $           --   $              350   $              311
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --      28.75% to 29.93%     56.43% to 57.97%
2002
Units................................              --               --               --               68,847               18,141
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    5.35 to $7.67   $    3.74 to $6.24
Net Assets (In Thousands)............  $           --   $           --   $           --   $              375   $               70
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --    -31.18% to -30.56%   -51.01% to -50.57%
2001
Units................................              --               --               --                9,275                2,359
Unit Fair Value, Lowest to
 Highest(1)..........................  $           --   $           --   $           --   $    7.77 to $7.78   $    7.63 to $7.68
Net Assets (In Thousands)............  $           --   $           --   $           --   $               70   $               15
Investment Income Ratio to Net
 Assets(2)...........................              --               --               --                 0.00%                0.00%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(3)........              --               --               --        0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to Highest(4)...              --               --               --      10.67% to 10.92%     46.35% to 46.68%

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005


         PIMCO         T. ROWE PRICE MID-CAP        MET/AIM                                HARRIS OAKMARK        LORD ABBETT
      TOTAL RETURN            GROWTH            SMALL CAP GROWTH      LAZARD MID-CAP       INTERNATIONAL       GROWTH & INCOME
        DIVISION             DIVISION               DIVISION             DIVISION             DIVISION             DIVISION
    ----------------   ---------------------   ------------------   ------------------   ------------------   ------------------
             665,767               191,552                 79,545               27,741              335,810              197,707
    $11.69 to $12.08    $  12.52 to $13.59     $  11.93 to $12.70   $  13.06 to $13.50   $  15.39 to $15.90   $  10.62 to $13.71
    $          7,929    $            2,446     $              965   $              369   $            5,218   $            2,626
                0.72%                 2.46%                  2.22%               11.30%                1.76%                2.84%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       1.55% to 2.46%      13.85% to 14.87%         7.62% to 8.59%       7.44% to 8.40%     13.46% to 14.48%       2.75% to 3.68%
             624,680               158,648                 72,410               28,005              175,927              232,871
    $11.51 to $11.79    $  11.00 to $11.83     $  11.08 to $11.69   $  12.16 to $12.45   $  13.56 to $13.89   $  10.34 to $13.29
    $          7,288    $            1,763     $              813   $              344   $            2,402   $            2,998
                3.05%                 0.00%                  0.00%                0.00%                0.03%                1.84%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       4.31% to 5.25%      17.10% to 18.15%         5.78% to 6.73%     13.57% to 14.60%     19.72% to 20.80%     12.93% to 13.95%
             671,765                95,295                 71,510               26,423              165,210              257,105
    $11.04 to $11.20    $   9.39 to $10.01     $  10.48 to $10.96   $  10.71 to $10.87   $  11.28 to $11.50   $   9.16 to $11.73
    $          7,483    $              901     $              754   $              285   $            1,887   $            2,899
                4.65%                 0.00%                  0.00%                1.28%                2.17%                1.33%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       3.62% to 4.50%      35.87% to 37.22%       37.88% to 39.04%     25.22% to 26.47%     34.19% to 35.31%     28.22% to 29.36%
             208,023                 3,484                131,250               11,406                7,920              276,591
    $10.65 to $10.72    $    6.91 to $7.30     $    7.60 to $7.88   $    8.49 to $8.60   $    8.34 to $8.50   $    7.14 to $9.12
    $          2,226    $               24     $            1,004   $               98   $               67   $            2,402
                0.00%                 0.00%                  0.00%                0.09%                0.21%                1.14%
       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
       8.59% to 9.57%    -44.50% to -44.00%     -27.90% to -27.25%   -11.40% to -10.60%   -18.60% to -17.87%   -20.09% to -19.37%
                  --                    --                     --                   --                   --              336,111
    $             --    $               --     $               --   $               --   $               --   $   8.94 to $11.37
                  --                    --                     --                   --                   --   $            3,458
                  --                    --                     --                   --                   --                 0.92%
                  --                    --                     --                   --                   --        0.00% to 0.90%
                  --                    --                     --                   --                   --      -9.17% to -8.35%


        LORD ABBETT
       MID-CAP VALUE
          DIVISION
     ------------------
                282,587
     $  17.21 to $20.65
     $            5,365
                   4.04%
          0.00% to 0.90%
          7.32% to 8.28%
                317,812
     $  16.04 to $19.18
     $            5,619
                   4.48%
          0.00% to 0.90%
        21.45% to 22.54%
                325,257
     $  13.21 to $15.73
     $            4,703
                   1.10%
          0.00% to 0.90%
        27.85% to 28.93%
                380,006
     $  10.33 to $12.27
     $            4,258
                   0.57%
          0.00% to 0.90%
      -13.40% to -12.62%
                135,806
     $  11.95 to $14.12
     $            1,825
                   1.07%
          0.00% to 0.90%
        11.82% to 12.82%

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                                        MFS RESEARCH      NEUBERGER BERMAN REAL    LORD ABBETT BOND    OPPENHEIMER CAPITAL
                                       INTERNATIONAL             ESTATE               DEBENTURE            APPRECIATION
                                          DIVISION              DIVISION               DIVISION             DIVISION*
                                     ------------------   ---------------------   ------------------   --------------------
2005
Units..............................             252,773                10,429                 47,167                      7
Unit Fair Value, Lowest to
 Highest(1)                          $  11.68 to $13.41    $145.21 to $147.40     $182.69 to $199.23   $93.61...............
Net Assets (In Thousands)..........  $            3,324    $            1,529     $            8,817   $                  1
Investment Income Ratio to Net
 Assets(2).........................                5.00%                 0.21%                 12.01%                  0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%         0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     15.73% to 16.77%      12.60% to 13.61%         0.90% to 1.81%                  9.86%
2004
Units..............................             298,069                 1,665                666,855                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.09 to $11.55    $128.97 to $129.74     $ 10.21 to $195.69   $                 --
Net Assets (In Thousands)..........  $            3,376    $              215     $            8,157                     --
Investment Income Ratio to Net
 Assets(2).........................                0.75%                 7.36%                  7.67%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%        0.00% to 0.90%         0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................     16.23% to 17.28%      28.98% to 29.74%         6.99% to 9.61%
2003
Units..............................             353,269                    --                685,443                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.69 to $9.90    $               --     $   9.32 to $13.10   $                 --
Net Assets (In Thousands)..........  $            3,418    $               --     $        7,737,904   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.71%                   --                   6.37%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................     23.37% to 24.47%                   --        26.11% to 27.33%                    --
2002
Units..............................             387,122                    --                582,884                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $    7.04 to $7.99    $               --     $   7.32 to $10.11   $                 --
Net Assets (In Thousands)..........  $            3,018    $               --     $            5,369   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.78%                   --                  10.81%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................   -21.08% to -20.37%                   --          2.52% to 3.44%                    --
2001
Units..............................             385,827                    --                681,233                     --
Unit Fair Value, Lowest to
 Highest(1)........................  $   8.91 to $10.10    $               --     $    7.08 to $9.84   $                 --
Net Assets (In Thousands)..........  $            3,773    $               --     $            6,101   $                 --
Investment Income Ratio to Net
 Assets(2).........................                0.09%                   --                  12.00%                    --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%                   --          0.00% to 0.90%                    --
Total Return, Lowest to
 Highest(4)........................   -29.81% to -29.17                    --      -12.52% to -11.73%                    --


                                       AMERICAN FUNDS
                                      GROWTH DIVISION
                                     ------------------
2005
Units..............................           1,610,626
Unit Fair Value, Lowest to
 Highest(1)                          $  14.01 to $14.52
Net Assets (In Thousands)..........  $           22,889
Investment Income Ratio to Net
 Assets(2).........................                0.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     15.16% to 16.19%
2004
Units..............................           1,394,808
Unit Fair Value, Lowest to
 Highest(1)........................  $  12.17 to $12.50
Net Assets (In Thousands)..........  $           17,147
Investment Income Ratio to Net
 Assets(2).........................                0.19%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     11.49% to 12.50%
2003
Units..............................             939,452
Unit Fair Value, Lowest to
 Highest(1)........................  $  10.91 to $11.11
Net Assets (In Thousands)..........  $           10,298
Investment Income Ratio to Net
 Assets(2).........................                0.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................     35.55% to 36.84%
2002
Units..............................             154,577
Unit Fair Value, Lowest to
 Highest(1)........................  $    8.05 to $8.12
Net Assets (In Thousands)..........  $            1,246
Investment Income Ratio to Net
 Assets(2).........................                0.08%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................       0.00% to 0.90%
Total Return, Lowest to
 Highest(4)........................   -25.13% to -24.45%
2001
Units..............................                  --
Unit Fair Value, Lowest to
 Highest(1)........................  $               --
Net Assets (In Thousands)..........                  --
Investment Income Ratio to Net
 Assets(2).........................                  --
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(3)........................                  --
Total Return, Lowest to
 Highest(4)........................                  --

------------
(1) General American sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying portfolio in which the divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset-based insurance charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

 *  For the period May 1, 2005 to December 31, 2005

        AMERICAN FUNDS       AMERICAN FUNDS GLOBAL
        GROWTH-INCOME        SMALL CAPITALIZATION
           DIVISION                DIVISION
      ------------------     ---------------------
               1,161,565                 354,785
      $  12.36 to $12.78      $  17.36 to $18.18
      $           14,521      $            6,255
                    1.76%                   0.91%
           0.00% to 0.90%          0.00% to 0.90%
           4.89% to 5.83%        24.24% to 25.35%
               1,270,481                 325,647
      $  11.79 to $12.07      $  13.97 to $14.50
      $           15,129      $            4,597
                    1.09%                   0.00%
           0.00% to 0.90%          0.00% to 0.90%
          9.39% to 10.37%        19.80% to 20.88%
                 660,092                 210,796
      $  10.78 to $10.94      $  11.66 to $12.00
      $            7,145      $            2,470
                    1.39%                   0.24%
           0.00% to 0.90%          0.00% to 0.90%
         31.25% to 32.43%        52.07% to 53.56%
                 155,871                  27,605
      $    8.16 to $8.26      $    7.67 to $7.82
      $            1,282      $              212
                    2.61%                   0.25%
           0.00% to 0.90%          0.00% to 0.90%
       -19.07% to -18.34%      -19.78% to -19.05%
                      --                      --
      $               --      $               --
                      --                      --
                      --                      --
                      --                      --
                      --                      --

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE SUBSTITUTIONS

Effective December 19, 2005, Lazard Asset Management LLC became the sub-investment manager for the Met/AIM Mid Cap Core Equity Portfolio, which changed its name to Lazard Mid-Cap Portfolio.

Effective May 1, 2005, the Neuberger Berman Partners Mid-Cap Value Portfolio changed its name to Neuberger Berman Mid-Cap Value Portfolio.

Effective May 1, 2005, the VIP High Income Division substituted all of its shares in the VIP High Income Portfolio of the Fidelity Funds for shares in the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund and subsequently changed its name to the Lord Abbett Bond Debenture Division.

Effective January 31, 2005, BlackRock Advisors, Inc. replaced State Street Research & Management Company as subadvisor to all portfolios previously managed by State Street Research & Management Company and changed the names of the portfolios as follows:

OLD PORTFOLIO NAME                                                      NEW PORTFOLIO NAME
------------------                                                      ------------------
State Street Research Aggressive Growth Portfolio      BlackRock Aggressive Growth Portfolio
State Street Research Aurora Portfolio                 BlackRock Strategic Value Portfolio
State Street Research Bond Income Portfolio            BlackRock Bond Income Portfolio
State Street Research Diversified Portfolio            BlackRock Diversified Portfolio
State Street Research Large Cap Value Portfolio        BlackRock Large Cap Value Portfolio
State Street Research Large Cap Growth Portfolio       BlackRock Legacy Large Cap Growth Portfolio
State Street Research Money Market Portfolio           BlackRock Money Market Portfolio

On January 15, 2005, RCM Capital Management LLC became the sub-investment manager for the PIMCO PEA Innovation Portfolio which changed its name to RCM Global Technology Portfolio.

Effective May 3, 2004, the PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio.

Effective May 3, 2004, the FI Mid-Cap Opportunities Portfolio merged with the Janus Mid-Cap Portfolio and the Janus Mid-Cap Portfolio subsequently changed its name to FI Mid-Cap Opportunities Portfolio.

Effective May 3, 2004, the Alger Equity Growth Division, Fidelity VIP Asset Manager Division, American Century Income & Growth Division, American Century International Division, and American Century Value Division substituted all of their shares in Alger Equity Growth Portfolio of the Metropolitan Fund, Fidelity VIP Asset Manager Portfolio of the Fidelity Fund, American Century Income & Growth Portfolio of the American Century Fund, American Century International Portfolio of the American Century Fund and American Century Value Portfolio of the American Century Fund, respectively, for shares in the State Street Research Large Cap Growth Portfolio and MFS Total Return Portfolio of the Metropolitan Fund, Lord Abbett Growth & Income Portfolio, MFS Research International Portfolio, and Lord Abbett Mid-Cap Value Portfolio of the Met Investors Fund, respectively and subsequently changed their names to State Street Research Large Cap Growth Division, MFS Total Return Division, Lord Abbett Growth & Income Division, MFS Research International Division, and Lord Abbett Mid-Cap Value Division, respectively.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

Effective August 25, 2003, all Funds of the SEI Insurance Products Trust are no longer available for investment. All cash value allocated to the Funds were redeemed and the liquidated proceeds were transferred to the State Street Research Money Market Portfolio of the Metropolitan Fund.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN OF
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

7. CHANGE OF PORTFOLIO NAME, PORTFOLIO MERGERS AND SHARE
SUBSTITUTIONS -- (CONTINUED)

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies, or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective April 28, 2003, the Money Market Fund, S&P 500 Index Portfolio, Bond Index Portfolio, Managed Equity Portfolio, International Index Portfolio, Mid-Cap Portfolio, Small-Cap Equity Portfolio, and the Asset Allocation Portfolio of the General American Capital Company merged into the State Street Research Money Market Portfolio of the New England Zenith Fund and the MetLife Stock Index Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, State Street Research Large Cap Value Portfolio, Morgan Stanley EAFE Index Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio and the State Street Research Diversified Portfolio of the Metropolitan Fund, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

       CONSOLIDATED FINANCIAL STATEMENTS DECEMBER 31, 2005, 2004 AND 2003
                                      AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder of
General American Life Insurance Company

     We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of General American Life Insurance Company and subsidiaries at December 31, 2005 and 2004, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as a cumulative effect of a change in accounting principle.

DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 25, 2006

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2005      2004
                                                              -------   -------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $14,089 and $13,064, respectively)....  $15,086   $13,912
  Equity securities, at fair value (cost: $199 and $172,
     respectively)..........................................      201       178
  Mortgage loans on real estate.............................      896     1,090
  Policy loans..............................................    2,645     2,625
  Real estate and real estate joint ventures
     held-for-investment....................................       54        60
  Other limited partnership interests.......................       27        34
  Short-term investments....................................      153        86
  Other invested assets.....................................    3,391     2,846
                                                              -------   -------
          Total investments.................................   22,453    20,831
Cash and cash equivalents...................................      268       372
Accrued investment income...................................      169       165
Premiums and other receivables..............................    2,762     2,032
Deferred policy acquisition costs and value of business
  acquired..................................................    3,139     3,265
Other assets................................................      332       333
Separate account assets.....................................    2,783     3,068
                                                              -------   -------
          Total assets......................................  $31,906   $30,066
                                                              =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits....................................  $ 9,539   $ 8,897
  Policyholder account balances.............................    9,880     9,076
  Other policyholder funds..................................    1,903     1,827
  Policyholder dividends payable............................      106       113
  Long-term debt............................................      900       506
  Shares subject to mandatory redemption....................      159       158
  Current income taxes payable..............................       11        28
  Deferred income taxes payable.............................      696       635
  Payables for collateral under securities loaned and other
     transactions...........................................    1,383     1,461
  Other liabilities.........................................    1,683     1,635
  Separate account liabilities..............................    2,783     3,068
                                                              -------   -------
          Total liabilities.................................   29,043    27,404
                                                              -------   -------
Stockholder's Equity:
  Common stock, par value $1.00 per share; 5,000,000 shares
     authorized; 3,000,000 shares issued and outstanding....        3         3
  Additional paid-in capital................................    1,836     1,843
  Retained earnings.........................................      556       428
  Accumulated other comprehensive income....................      468       388
                                                              -------   -------
          Total stockholder's equity........................    2,863     2,662
                                                              -------   -------
          Total liabilities and stockholder's equity........  $31,906   $30,066
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004     2003
                                                              ------   ------   ------
REVENUES
Premiums....................................................  $4,179   $3,713   $3,038
Universal life and investment-type product policy fees......     149      293      272
Net investment income.......................................   1,171    1,131    1,003
Other revenues..............................................      57       43       73
Net investment gains........................................      57       74       40
                                                              ------   ------   ------
          Total revenues....................................   5,613    5,254    4,426
                                                              ------   ------   ------
EXPENSES
Policyholder benefits and claims............................   3,714    3,203    2,645
Interest credited to policyholder account balances..........     374      400      361
Policyholder dividends......................................     171      173      198
Other expenses..............................................   1,147    1,256    1,073
                                                              ------   ------   ------
          Total expenses....................................   5,406    5,032    4,277
                                                              ------   ------   ------
Income from continuing operations before provision for
  income taxes..............................................     207      222      149
Provision for income taxes..................................      66       73       46
                                                              ------   ------   ------
Income from continuing operations...........................     141      149      103
Income (losses) from discontinued operations, net of income
  taxes.....................................................      --        1       (1)
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting,
  net of income taxes.......................................     141      150      102
Cumulative effect of a change in accounting, net of income
  taxes.....................................................      --       15        1
                                                              ------   ------   ------
Net income..................................................  $  141   $  165   $  103
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                                                ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                               -----------------------------------------
                                                                                                  FOREIGN      MINIMUM
                                                       ADDITIONAL              NET UNREALIZED    CURRENCY      PENSION
                                  PREFERRED   COMMON    PAID-IN     RETAINED     INVESTMENT     TRANSLATION   LIABILITY
                                    STOCK     STOCK     CAPITAL     EARNINGS   GAINS (LOSSES)   ADJUSTMENT    ADJUSTMENT   TOTAL
                                  ---------   ------   ----------   --------   --------------   -----------   ----------   ------
Balance at January 1, 2003......    $ --        $3       $1,594       $207          $177            $(1)         $--       $1,980
  Issuance of preferred stock by
    subsidiary to the parent....      93                                                                                       93
  Issuance of shares by
    subsidiary..................                             24                                                                24
  Capital contribution..........                            131                                                               131
  Return of capital.............                             (3)                                                               (3)
  Dividends on common stock.....                                        (1)                                                    (1)
Comprehensive income (loss):
  Net income....................                                       103                                                    103
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      72                                       72
    Foreign currency translation
      adjustments...............                                                                     25                        25
    Minimum pension liability
      adjustment................                                                                                  (5)          (5)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               92
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              195
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2003....      93         3        1,746        309           249             24           (5)       2,419
  Contribution of preferred
    stock by parent to
    subsidiary and retirement
    thereof.....................     (93)                                                                                     (93)
  Issuance of shares by
    subsidiary..................                              4                                                                 4
  Capital contribution..........                             93                                                                93
  Dividends on common stock.....                                       (40)                                                   (40)
  Dividends on preferred
    stock.......................                                        (6)                                                    (6)
Comprehensive income (loss):
  Net income....................                                       165                                                    165
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                     107                                      107
    Foreign currency translation
      adjustments...............                                                                     14                        14
    Minimum pension liability
      adjustment................                                                                                  (1)          (1)
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                              120
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              285
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2004....      --         3        1,843        428           356             38           (6)       2,662
Sale of subsidiary..............                              7                                                                 7
Dividends on common stock.......                                       (13)                                                   (13)
Comprehensive income (loss):
Equity transactions of majority
  owned subsidiary..............                            (14)                                                              (14)
  Net income....................                                       141                                                    141
  Other comprehensive income
    (loss):
    Unrealized investment gains
      (losses), net of related
      offsets, reclassification
      adjustments and income
      taxes.....................                                                      75                                       75
  Foreign currency translation
    adjustments.................                                                                      3                         3
  Minimum pension liability
    adjustment..................                                                                                   2            2
                                                                                                                           ------
    Other comprehensive income
      (loss)....................                                                                                               80
                                                                                                                           ------
  Comprehensive income (loss)...                                                                                              221
                                    ----        --       ------       ----          ----            ---          ---       ------
Balance at December 31, 2005....    $ --        $3       $1,836       $556          $431            $41          $(4)      $2,863
                                    ====        ==       ======       ====          ====            ===          ===       ======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005      2004      2003
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $   141   $   165   $   103
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses.................       12        14        16
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................      (11)      (17)      (50)
     (Gains) losses from sales of investments and business,
       net..................................................      (57)      (75)      (39)
     Interest credited to policyholder account balances.....      374       400       361
     Universal life and investment-type product policy
       fees.................................................     (149)     (293)     (272)
     Change in premiums and other receivables...............      (25)      151      (397)
     Change in deferred policy acquisitions costs, net......     (219)     (551)     (818)
     Change in insurance related liabilities................      874       722     1,785
     Change in income taxes payable.........................      (14)       90        65
     Change in other assets.................................      (99)       14        46
     Change in other liabilities............................       52       173       171
     Other, net.............................................       (2)      (16)      (10)
                                                              -------   -------   -------
Net cash provided by operating activities...................      877       777       961
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturities.......................................    5,353     5,411     5,439
     Equity securities......................................       --        16         5
     Mortgage loans on real estate..........................      194        90       167
     Real estate and real estate joint ventures.............        6        19        33
     Other limited partnership interests....................        2        --        --
  Purchases of:
     Fixed maturities.......................................   (6,686)   (6,783)   (7,404)
     Equity securities......................................      (28)      (29)      (39)
     Mortgage loans on real estate..........................      (38)     (223)     (284)
     Real estate and real estate joint ventures.............       (1)       (2)       (2)
     Other limited partnership interests....................       --        (1)       (1)
  Net change in short-term investments......................      (67)        4        18
  Proceeds from sales of businesses.........................       37        --        --
  Net change in other invested assets.......................     (521)     (572)     (711)
  Other, net................................................      (18)      (52)      (90)
                                                              -------   -------   -------
Net cash used in investing activities.......................  $(1,767)  $(2,122)  $(2,869)
                                                              -------   -------   -------

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                 (IN MILLIONS)

                                                               2005     2004      2003
                                                              ------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................   1,424     2,245     2,015
     Withdrawals............................................    (953)   (1,139)   (1,092)
  Net change in payables for collateral under securities
     loaned and other transactions..........................     (78)      282       500
  Net change in short-term debt.............................      --        --       (19)
  Long-term debt issued.....................................     397         8        70
  Long-term debt repaid.....................................      (3)       (4)       --
  Sale of subsidiary........................................       7        --        --
  Proceeds from offering of common stock by subsidiary,
     net....................................................      --        --       398
  Dividends on preferred stock..............................      --        (7)       --
  Dividends on common stock.................................     (13)      (40)       (1)
  Other, net................................................       5         3         8
                                                              ------   -------   -------
Net cash provided by financing activities...................     786     1,348     1,879
                                                              ------   -------   -------
Change in cash and cash equivalents.........................    (104)        3       (29)
Cash and cash equivalents, beginning of year................     372       369       398
                                                              ------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  268   $   372   $   369
                                                              ======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest...............................................  $   48   $    49   $     5
                                                              ======   =======   =======
     Income taxes...........................................  $  143   $    36   $    42
                                                              ======   =======   =======
  Non-cash transactions during the year:
     Real estate acquired in satisfaction of debt...........  $   --   $    --   $    13
                                                              ======   =======   =======
     Transfer from funds withheld at interest to fixed
       maturities...........................................  $   --   $   606   $    --
                                                              ======   =======   =======
     Non-cash capital contribution from parent..............  $   --   $    93   $   131
                                                              ======   =======   =======

          See accompanying notes to consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

     General American Life Insurance Company ("General American") and its subsidiaries (the "Company"), is a wholly owned subsidiary of GenAmerica Financial, LLC ("GenAmerica" or the "Holding Company"). General American is a Missouri corporation incorporated in 1933. In December 2004, GenAmerica Financial Corporation, the former parent of the Company, was merged into GenAmerica Financial, LLC, a subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife").

     The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals, group insurance and reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in fifty states, ten Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, Latin America, Africa and Australia.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of General American, Reinsurance Group of America ("RGA") and Paragon Life Insurance Company ("Paragon"). Intercompany accounts and transactions have been eliminated.

     The Company owned approximately 53% of RGA in 2005 and 52% in 2004 and 2003. See Note 9.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1,200 million and $1,096 million at December 31, 2005 and 2004, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2005 presentation. Such reclassifications include $282 million and $500 million relating to the net change in payables for collateral under securities loaned and other transactions was reclassified from cash flows from investing activities to cash flows from financing activities on the consolidated statements of cash flows for the years ended December 31, 2004 and 2003, respectively.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's principal investments are in fixed maturities, equity securities and mortgage loans on real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

Derivatives

     The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company can also purchase investment securities, issue certain insurance policies and engage in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. VOBA reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

Liability for Future Policy Benefits

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

     Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Litigation

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

SIGNIFICANT ACCOUNTING POLICIES

Investments

     The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates--Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

     The Company's review of its fixed maturity and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities are recorded using the effective interest method.

     Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

     Real estate and real estate joint ventures held-for-investment, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate and real estate joint ventures held-for-sale are stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate and real estate joint ventures held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Policy loans are stated at unpaid principal balances.

     Short-term investments are stated at amortized cost, which approximates fair value.

     Other invested assets consist principally of funds withheld at interest. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes derivative revaluation gains and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies. Interest on funds withheld is reported in net investment income in the consolidated financial statements.

     The Company participates in structured investment transactions, primarily structured notes. These transactions enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities through structured notes and similar instruments.

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its insurance Derivatives Use Plan. Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffective are reported within net investment gains (losses). The Company had no hedges of net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheets at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheets, and recorded currently in net investment

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheets, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheets at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in net investment gains (losses).

Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally forty years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $99 million and $110 million at December 31, 2005 and 2004, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $65 million and $69 million at December 31, 2005 and 2004, respectively. Related depreciation and amortization expense was $7 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $57 million and $52 million at December 31, 2005 and 2004, respectively. Accumulated amortization of capitalized software was $30 million and $21 million at December 31, 2005 and 2004, respectively. Related amortization expense was $11 million, $8 million and $6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Deferred Policy Acquisition Costs and Value of Business Acquired

     DAC represents the deferred costs of acquiring new and renewal insurance business, which varies with, and is primarily related to, the production of that business. Such costs consist principally of commissions and agency and policy issue expenses. VOBA represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     DAC is amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC and VOBA are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

     Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC and VOBA. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC and VOBA. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

     DAC and VOBA for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

     Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired and is included in other assets. Changes in goodwill are as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $134     $137     $153
Dispositions and other......................................     --       (3)     (16)
                                                               ----     ----     ----
Balance, end of year........................................   $134     $134     $137
                                                               ====     ====     ====

     Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values are determined using a market multiple or a discounted cash flow model.

Liability for Future Policy Benefits and Policyholder Account Balances

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 21% and 23% of the Company's life insurance in-force, and 41% and 45% of the number of life insurance policies in-force, at December 31, 2005 and 2004, respectively. Participating policies represented approximately 97%, 92% and 92% of gross life insurance premiums for the years ended December 31, 2005, 2004 and 2003, respectively. The percentages indicated are calculated excluding the business of RGA.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 11%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 6%.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 4% to 8%, less expenses, mortality charges, and withdrawals.

     Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's 500 Index ("S&P") experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Other Policyholder Funds

     Other policyholder funds includes policy and contract claims and unearned policy and contract fees.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to disability contracts are recognized on a pro rata basis over the applicable contract term.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such revenues are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

Other Revenues

     Other revenues include advisory fees, broker/dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Federal Income Taxes

     The Company and its includable life insurance subsidiary, Paragon, file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non includable subsidiaries file either separate tax returns or separate consolidated tax returns. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

Reinsurance

     The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. For reinsurance contracts that transfer sufficient underwriting risk, reinsurance premiums, commissions, expense reimbursements, benefits and liabilities related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

     The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Duration Contracts and for Separate Accounts ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

Employee Benefit Plans

     The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans require an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
(iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's consolidated financial statements.

     The FASB has issued additional guidance relating to derivative financial instruments as follows:

     - In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments ("Issue B36"). Issue B36 concluded that
       (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. As a result of the adoption of Issue B36, the Company recorded a cumulative effect of a change in accounting of $1 million, net of income taxes, for the year ended December 31, 2003.

     - Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Contracts and For Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of the Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December, 2004, the FASB issued SFAS 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which revised SFAS 123 and supersedes APB 25. SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. Implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued FSP 109-2, Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, Accounting for Income Taxes. FSP 109-2 did not have any impact on the Company's tax provision and deferred tax assets and liabilities.

     In May, 2004, the FASB issued FSP No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company is a participant in a postretirement benefit plan sponsored by Metropolitan Life for which the Company has no legal obligation but is allocated its share of net expense based on salary ratios. Metropolitan Life expects to receive subsidies on prescription drugs under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 beginning in 2006 based on its determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. Effective July 1, 2004, Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the net periodic postretirement benefit cost was reduced by $1 million, for 2004. The Company's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation, did not have a significant impact on its consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practices Aid issued by the AICPA. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $15 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $16 million, including the cumulative effect of a change in accounting.

     In December 2003, FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits--an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r)

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

     During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51("FIN 46"), and its December 2003 revision ("FIN 46(r)"). A Variable Interest Entity ("VIE") is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

     Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 9.

     Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by Emerging Issues Task Force EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity including Certain Costs Incurred in a Restructuring ("EITF 94-3"). The Company's activities subject to this guidance in 2005, 2004 and 2003 were not significant.

     Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

FIXED MATURITIES BY SECTOR AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and equity securities, the percentage of the total fixed maturities holdings that each sector represents and the percentage of the total equity securities at:

                                                                    DECEMBER 31, 2005
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,665     $  237     $ 51     $ 5,851      38.8%
Residential mortgage-backed securities............     3,198         12       35       3,175      21.0
Foreign corporate securities......................     1,658        413        6       2,065      13.6
U.S. treasury/agency securities...................       434          3        2         435       2.9
Commercial mortgage-backed securities.............     1,080         16       14       1,082       7.2
Asset-backed securities...........................       522          6        3         525       3.5
Foreign government securities.....................     1,396        454        1       1,849      12.3
State and political subdivision securities........        42          1       --          43       0.3
Other fixed maturity securities...................        94         --       33          61       0.4
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $14,089     $1,142     $145     $15,086     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    25     $    3     $  1     $    27      13.4%
Non-redeemable preferred stocks...................       174          3        3         174      86.6
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   199     $    6     $  4     $   201     100.0%
                                                     =======     ======     ====     =======     =====

                                                                    DECEMBER 31, 2004
                                                    --------------------------------------------------
                                                     COST OR    GROSS UNREALIZED
                                                    AMORTIZED   -----------------   ESTIMATED    % OF
                                                      COST        GAIN      LOSS    FAIR VALUE   TOTAL
                                                    ---------   --------   ------   ----------   -----
                                                                      (IN MILLIONS)
U.S. corporate securities.........................   $ 5,199     $  369     $ 15     $ 5,553      39.9%
Residential mortgage-backed securities............     2,535         35        8       2,562      18.4
Foreign corporate securities......................     1,589        238        2       1,825      13.1
U.S. treasury/agency securities...................       736          4        2         738       5.3
Commercial mortgage-backed securities.............     1,016         38        2       1,052       7.6
Asset-backed securities...........................       638          8        2         644       4.6
Foreign government securities.....................     1,223        218        1       1,440      10.4
State and political subdivision securities........        28          1       --          29       0.2
Other fixed maturity securities...................       100          2       33          69       0.5
                                                     -------     ------     ----     -------     -----
  Total fixed maturities..........................   $13,064     $  913     $ 65     $13,912     100.0%
                                                     =======     ======     ====     =======     =====
Common stocks.....................................   $    27     $    1     $ --     $    28      15.7%
Non-redeemable preferred stocks...................       145          5       --         150      84.3
                                                     -------     ------     ----     -------     -----
  Total equity securities.........................   $   172     $    6     $ --     $   178     100.0%
                                                     =======     ======     ====     =======     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $33 million and $42 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

     The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $416 million and $411 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $20 million and $44 million at December 31, 2005 and 2004, respectively. Non-income producing fixed maturities were less than $1 million and $4 million at December 31, 2005 and 2004, respectively. There were no significant unrealized gains (losses) associated with non-income producing fixed maturities at December 31, 2005 and 2004.

     The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                                 DECEMBER 31,
                                                -----------------------------------------------
                                                         2005                     2004
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                  COST      FAIR VALUE     COST      FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)
Due in one year or less.......................   $   232     $   234      $   398     $   373
Due after one year through five years.........     1,571       1,617        1,705       1,772
Due after five years through ten years........     2,996       3,078        2,994       3,157
Due after ten years...........................     4,490       5,375        3,778       4,352
                                                 -------     -------      -------     -------
          Subtotal............................     9,289      10,304        8,875       9,654
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities...........     4,800       4,782        4,189       4,258
                                                 -------     -------      -------     -------
          Total fixed maturities..............   $14,089     $15,086      $13,064     $13,912
                                                 =======     =======      =======     =======

     Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Proceeds...................................................  $5,608   $2,555   $2,731
Gross investment gains.....................................  $   99   $   96   $   70
Gross investment losses....................................  $  (65)  $  (32)  $  (30)

     Gross investment losses above exclude writedowns recorded during 2005, 2004 and 2003 for other-than-temporarily impaired available-for-sale fixed maturity and equity securities of $2 million, $14 million and $38 million, respectively.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                                DECEMBER 31, 2005
                                     ------------------------------------------------------------------------
                                                               EQUAL TO OR GREATER
                                      LESS THAN 12 MONTHS         THAN 12 MONTHS               TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED     GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED     FAIR      UNREALIZED     FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $2,154        $44         $179         $ 7        $2,333        $ 51
Residential mortgage-backed
  securities.......................    2,178         29          182           6         2,360          35
Foreign corporate securities.......      242          5           12           1           254           6
U.S. treasury/agency securities....      214          2            1          --           215           2
Commercial mortgage-backed
  securities.......................      716         14           13          --           729          14
Asset-backed securities............      200          2           41           1           241           3
Foreign government securities......       87          1           --          --            87           1
State and political subdivision
  securities.......................        7         --           --          --             7          --
Other fixed maturity securities....       --         --           38          33            38          33
                                      ------        ---         ----         ---        ------        ----
  Total fixed maturities...........   $5,798        $97         $466         $48        $6,264        $145
                                      ======        ===         ====         ===        ======        ====
Equity securities..................   $   92        $ 3         $  7         $ 1        $   99        $  4
                                      ======        ===         ====         ===        ======        ====
Total number of securities in an
  unrealized loss position.........    1,118                     108                     1,226
                                      ======                    ====                    ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2004
                                     --------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER THAN
                                      LESS THAN 12 MONTHS            12 MONTHS                   TOTAL
                                     ----------------------   ------------------------   ----------------------
                                     ESTIMATED     GROSS      ESTIMATED       GROSS      ESTIMATED     GROSS
                                       FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                       VALUE        LOSS        VALUE         LOSS         VALUE        LOSS
                                     ---------   ----------   ----------   -----------   ---------   ----------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
U.S. corporate securities..........   $  848        $10          $137         $  5        $  985        $15
Residential mortgage-backed
  securities.......................      798          7            14            1           812          8
Foreign corporate securities.......      151          2            12           --           163          2
U.S. treasury/agency securities....      437          2            --           --           437          2
Commercial mortgage-backed
  securities.......................      180          2            --           --           180          2
Asset-backed securities............      185          1            12            1           197          2
Foreign government securities......       96          1            --           --            96          1
State and political subdivision
  securities.......................       10         --            --           --            10         --
Other fixed maturity securities....       37         33            12           --            49         33
                                      ------        ---          ----         ----        ------        ---
  Total fixed maturities...........   $2,742        $58          $187         $  7        $2,929        $65
                                      ======        ===          ====         ====        ======        ===
Equity securities..................   $   37        $--          $ --         $ --        $   37        $--
                                      ======        ===          ====         ====        ======        ===
Total number of securities in an
  unrealized loss position.........      715                       55                        770
                                      ======                     ====                     ======

AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturity and equity securities at December 31, 2005 and December 31, 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                                 DECEMBER 31, 2005
                                            ------------------------------------------------------------
                                                 COST OR          GROSS UNREALIZED        NUMBER OF
                                              AMORTIZED COST           LOSSES             SECURITIES
                                            ------------------   ------------------   ------------------
                                            LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                               20%       MORE       20%       MORE       20%       MORE
                                            ---------   ------   ---------   ------   ---------   ------
                                                   (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months......................   $5,148      $ 2       $ 79        $1         960         3
Six months or greater but less than nine
  months..................................      251       --          6        --          51         1
Nine months or greater but less than
  twelve months...........................      589       --         14        --         103        --
Twelve months or greater..................      520        2         49        --         107         1
                                             ------      ---       ----        --       -----      ----
  Total...................................   $6,508      $ 4       $148        $1       1,221         5
                                             ======      ===       ====        ==       =====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                               DECEMBER 31, 2004
                                         --------------------------------------------------------------
                                              COST OR           GROSS UNREALIZED         NUMBER OF
                                           AMORTIZED COST            LOSSES              SECURITIES
                                         ------------------   --------------------   ------------------
                                         LESS THAN   20% OR   LESS THAN    20% OR    LESS THAN   20% OR
                                            20%       MORE       20%        MORE        20%       MORE
                                         ---------   ------   ---------   --------   ---------   ------
                                                 (IN MILLIONS, EXCEPT FOR NUMBER OF SECURITIES)
Less than six months...................   $2,208      $--        $43      $     --      222         1
Six months or greater but less than
  nine months..........................      481       --         12            --      459         1
Nine months or greater but less than
  twelve months........................      148       --          3            --       32        --
Twelve months or greater...............      193        1          7            --       52         3
                                          ------      ---        ---      --------      ---       ---
  Total................................   $3,030      $ 1        $65      $     --      765         5
                                          ======      ===        ===      ========      ===       ===

     As of December 31, 2005, $148 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $65 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     As of December 31, 2005, $1 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. All such unrealized losses were in an unrealized loss position for less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income and equity securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

SECURITIES LENDING PROGRAM

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $1,266 million and $1,345 million and an estimated fair value of $1,312 million and $1,415 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $1,371 million and $1,461 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's consolidated balance sheets and consolidated statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $842 million and $730 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,452 million and $1,608 million at December 31, 2005 and 2004, respectively, consisting primarily of fixed maturity securities.

FUNDS WITHHELD AT INTEREST

     Included in other invested assets at December 31, 2005 and 2004, were funds withheld at interest of $3,316 million and $2,745 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate were categorized as follows:

                                                                 DECEMBER 31,
                                                      -----------------------------------
                                                            2005               2004
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)
Commercial mortgage loans...........................   $883       98%    $1,071      98%
Agricultural mortgage loans.........................     14        2%        22       2%
                                                       ----      ---     ------     ---
          Total.....................................    897      100%     1,093     100%
                                                                 ===                ===
Less: Valuation allowances..........................      1                   3
                                                       ----              ------
          Mortgage loans on real estate.............   $896              $1,090
                                                       ====              ======

     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2005, approximately 27%, 8% and 7% of the properties were located in California, Illinois and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Balance, beginning of year..................................    $ 3       $ 2      $  6
Additions...................................................     --         2         9
Deductions..................................................     (2)       (1)      (13)
                                                                ---       ---      ----
Balance, end of year........................................    $ 1       $ 3      $  2
                                                                ===       ===      ====

     The Company did not have impaired mortgage loans on real estate at December 31, 2005. The Company held $10 million of impaired mortgage loans on real estate, none of which had valuation allowances, at December 31, 2004.

     The average investment in impaired loans was $3 million, $11 million and $42 million for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income on impaired loans was less than $1 million, $2 million and $3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     There were no restructured mortgage loans on real estate at December 31, 2005 and 2004.

     There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

REAL ESTATE AND REAL ESTATE JOINT VENTURES

     The Company had real estate and real estate joint ventures held for investment of $54 million and $60 million at December 31, 2005 and 2004, respectively.

     Accumulated depreciation on real estate was $13 million and $12 million at December 31, 2005 and 2004, respectively. Related depreciation expense was $1 million for each of the years ended December 31, 2005, 2004 and 2003. The Company did not have depreciation expense related to discontinued operations for the year ended December 31, 2005. There was less than $1 million of depreciation expense related to discontinued operations for each of the years ended December 31, 2004 and 2003.

     Real estate and real estate joint ventures were categorized as follows:

                                                                  DECEMBER 31,
                                                       -----------------------------------
                                                             2005               2004
                                                       ----------------   ----------------
                                                       AMOUNT   PERCENT   AMOUNT   PERCENT
                                                       ------   -------   ------   -------
                                                                  (IN MILLIONS)
Office...............................................   $37        69%     $39        65%
Industrial...........................................    17        31%      21        35%
                                                        ---       ---      ---       ---
          Total......................................   $54       100%     $60       100%
                                                        ===       ===      ===       ===

     At December 31, 2005, 100% of the Company's real estate holdings were located in California.

     There was no investment income (expense) related to impaired real estate and real estate joint ventures held-for-investment for the years ended December 31, 2005, 2004, and 2003. There was no investment income (expense) related to real estate and real estate joint ventures held-for-sale for the years ended December 31, 2005, 2004 and 2003.

     The Company did not own real estate acquired in satisfaction of debt at December 31, 2005 and 2004.

NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturities...........................................  $  772   $  700   $  615
Equity securities..........................................      11       19        7
Mortgage loans on real estate..............................      75       76       76
Real estate and real estate joint ventures.................      11       14        7
Policy loans...............................................     159      159      170
Other limited partnership interests........................      (5)      (4)      (6)
Cash, cash equivalents and short-term investments..........      11        6       11
Interest on funds held at interest.........................     192      225      151
Other......................................................       9      (25)      --
                                                             ------   ------   ------
          Total............................................   1,235    1,170    1,031
Less: Investment expenses..................................      64       39       28
                                                             ------   ------   ------
          Net investment income............................  $1,171   $1,131   $1,003
                                                             ======   ======   ======

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

     Net investment gains (losses) were as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Fixed maturities............................................   $ 32       $46       $ 1
Equity securities...........................................     --         4         1
Mortgage loans on real estate...............................     10         1        (8)
Real estate and real estate joint ventures..................      4         2         1
Other limited partnership interests.........................     --        (3)       --
Derivatives.................................................    (15)       31        50
Other.......................................................     26        (7)       (5)
                                                               ----       ---       ---
          Net investment gains (losses).....................   $ 57       $74       $40
                                                               ====       ===       ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Fixed maturities............................................  $ 997    $ 848    $ 675
Equity securities...........................................      2        6       11
Derivatives.................................................     (2)       1       --
Minority interest...........................................   (171)    (105)     (69)
Other invested assets.......................................    (39)     (57)     (31)
                                                              -----    -----    -----
          Total.............................................    787      693      586
                                                              -----    -----    -----
Amounts relating to:
          Deferred policy acquisition costs.................    (45)     (87)    (164)
                                                              -----    -----    -----
          Deferred income taxes.............................   (311)    (250)    (173)
                                                              -----    -----    -----
          Total.............................................   (356)    (337)    (337)
                                                              -----    -----    -----
          Net unrealized investment gains (losses)..........  $ 431    $ 356    $ 249
                                                              =====    =====    =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
Balance, beginning of year..................................   $356     $249     $177
Unrealized investment gains (losses) during the year........     94      107      143
Unrealized gains (losses) relating to:
          Deferred policy acquisition costs.................     42       77      (10)
          Deferred income taxes.............................    (61)     (77)     (61)
                                                               ----     ----     ----
Balance, end of year........................................   $431     $356     $249
                                                               ====     ====     ====
Net change in unrealized investment gains (losses)..........   $ 75     $107     $ 72
                                                               ====     ====     ====

STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $61 million and $60 million at December 31, 2005 and 2004, respectively. The related net investment income recognized was $3 million, $5 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively.

VARIABLE INTEREST ENTITIES

     As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46 and FIN 46(r) did not require the Company to consolidate any VIEs that were not previously consolidated.

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                                 DECEMBER 31, 2005
                                                              ------------------------
                                                                             MAXIMUM
                                                                TOTAL      EXPOSURE TO
                                                              ASSETS(1)      LOSS(2)
                                                              ----------   -----------
                                                                   (IN MILLIONS)
Other limited partnerships(3)...............................     $17           $9
                                                                 ===           ==

---------------

(1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheets had the Company consolidated the VIE from the date of its initial investment in the entity.

(2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

(3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

     The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                         CURRENT MARKET OR                 CURRENT MARKET OR
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Interest rate swaps........................   $  377     $38         $ 1         $376      $47         $6
Foreign currency swaps.....................       33       1           3           42        1          3
Foreign currency forwards..................      546      --          37           --       --         --
Options....................................       --      --          --            6        1         --
Credit default swaps.......................      155      --          --           --       --         --
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The above table does not include notional values for equity variance swaps. At December 31, 2005, the Company owned 4,500 equity variance swap contracts. At December 31, 2004, the Company did not own any equity variance swap contracts. The market value of equity variance swaps were insignificant and were not included in the preceding table.

     The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                                                     REMAINING LIFE
                                                --------------------------------------------------------
                                                           AFTER ONE    AFTER FIVE
                                                              YEAR         YEARS
                                                ONE YEAR    THROUGH       THROUGH     AFTER TEN
                                                OR LESS    FIVE YEARS    TEN YEARS      YEARS     TOTAL
                                                --------   ----------   -----------   ---------   ------
                                                                     (IN MILLIONS)
Interest rate swaps...........................    $ 12        $117         $ 92         $156      $  377
Foreign currency swaps........................      --           2           20           11          33
Foreign currency forwards.....................     546          --           --           --         546
Credit default swaps..........................      --         155           --           --         155
                                                  ----        ----         ----         ----      ------
  Total.......................................    $558        $274         $112         $167      $1,111
                                                  ====        ====         ====         ====      ======

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Equity variance swaps are used by the Company primarily to hedge liabilities. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As previously stated, equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

HEDGING

     The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                                                    DECEMBER 31, 2005                 DECEMBER 31, 2004
                                             -------------------------------   -------------------------------
                                                             FAIR VALUE                        FAIR VALUE
                                             NOTIONAL   --------------------   NOTIONAL   --------------------
                                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                             --------   ------   -----------   --------   ------   -----------
                                                                       (IN MILLIONS)
Fair value.................................   $    5     $ 1         $--         $ 38      $ 2         $2
Cash flow..................................       26      --           3           55        1          1
Non-qualifying.............................    1,080      38          38          331       46          6
                                              ------     ---         ---         ----      ---         --
  Total....................................   $1,111     $39         $41         $424      $49         $9
                                              ======     ===         ===         ====      ===         ==

     The Company recognized an insignificant amount of net investment expense from qualifying settlement payments for the years ended December 31, 2005, 2004 and 2003.

     The Company recognized net investment gains from non-qualifying settlement payments of $11 million, $18 million, and $22 million for the years ended December 31, 2005, 2004 and 2003, respectively.

FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     The Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all fair value hedges for the years December 31, 2005, 2004 and 2003. Changes in the fair value of the derivatives and the hedged items were insignificant.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) credit default swaps to minimize its exposure to adverse movements in credit; and (iv) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant amounts in net investment gains (losses) representing the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For the years ended December 31, 2005 and 2004, the net amount deferred in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the year ended December 31, 2005 and 2004, the net amounts accumulated in other comprehensive income (loss) relating to cash flow hedges was ($2) million and $1 million, respectively. For the years ended December 31, 2003, the net amounts deferred and accumulated in other comprehensive income (loss) relating to cash flow hedges was insignificant.

     At December 31, 2005, an insignificant amount of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2006.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps to minimize its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default swaps to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

     For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) changes in fair value of ($34) million, ($13) million and ($17) million, respectively, related to derivatives that do not qualify for hedge accounting.

EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts are modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $50 million and $43 million at December 31, 2005 and 2004, respectively. The amounts recorded in net investment gains (losses) during the years ended December 31, 2005, 2004 and 2003 were gains of $7 million, $26 million and $45 million, respectively.

CREDIT RISK

     The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $12 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

     The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

Deferred Policy Acquisition Costs and Value of Business Acquired

     Information regarding DAC and VOBA for the years ended December 31, 2005, 2004 and 2003 is as follows:

                                                             DEFERRED
                                                              POLICY      VALUE OF
                                                            ACQUISITION   BUSINESS
                                                               COSTS      ACQUIRED   TOTAL
                                                            -----------   --------   ------
                                                                     (IN MILLIONS)
Balance at January 1, 2003................................    $1,203        $572     $1,775
  Capitalizations.........................................       958          --        958
  Acquisitions............................................       218          --        218
                                                              ------        ----     ------
          Total...........................................     2,379         572      2,951
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        29          (5)        24
     Unrealized investment gains (losses).................        18          (8)        10
     Other expenses.......................................       383          41        424
                                                              ------        ----     ------
          Total amortization..............................       430          28        458
                                                              ------        ----     ------
  Less: Dispositions and other............................       (54)        (92)      (146)
                                                              ------        ----     ------
Balance at December 31, 2003..............................     2,003         636      2,639
  Capitalizations.........................................       960          --        960
                                                              ------        ----     ------
          Total...........................................     2,963         636      3,599
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................         3           1          4
     Unrealized investment gains (losses).................        --         (77)       (77)
     Other expenses.......................................       450          41        491
                                                              ------        ----     ------
          Total amortization..............................       453         (35)       418
                                                              ------        ----     ------
  Less: Dispositions and other............................      (107)         23        (84)
                                                              ------        ----     ------
Balance at December 31, 2004..............................     2,617         648      3,265
  Capitalizations.........................................       649          --        649
                                                              ------        ----     ------
          Total...........................................     3,266         648      3,914
                                                              ------        ----     ------
  Less: Amortization related to:
     Net investment gains (losses)........................        12           2         14
     Unrealized investment gains (losses).................       (28)        (14)       (42)
     Other expenses.......................................       652          31        683
                                                              ------        ----     ------
          Total amortization..............................       636          19        655
                                                              ------        ----     ------
  Less: Dispositions and other............................       120          --        120
                                                              ------        ----     ------
Balance at December 31, 2005..............................    $2,510        $629     $3,139
                                                              ======        ====     ======

     The estimated future amortization expense for the next five years allocated to other expenses for VOBA is $34 million in 2006, $32 million in 2007, $31 million in 2008, $32 million in 2009, and $33 million in 2010.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Amortization of DAC and VOBA is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Guarantees

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company may contractually guarantee to the contractholder a secondary guarantee benefit.

     The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

Annuity Contracts

                                             DECEMBER 31, 2005                DECEMBER 31, 2004
                                       ------------------------------   ------------------------------
                                           IN THE            AT             IN THE            AT
                                       EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                       --------------   -------------   --------------   -------------
                                                                (IN MILLIONS)
TWO TIER ANNUITIES
  General account value..............       N/A               $299           N/A               $301
  Net amount at risk.................       N/A                $36(1)        N/A                $36(1)
  Average attained age of
     contractholders.................       N/A           58 years           N/A           58 years

Universal and Variable Life Contracts

                                                DECEMBER 31, 2005         DECEMBER 31, 2004
                                             -----------------------   -----------------------
                                             SECONDARY     PAID UP     SECONDARY     PAID UP
                                             GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                             ----------   ----------   ----------   ----------
                                                               (IN MILLIONS)
Account value (general and separate
  account).................................       $924       N/A            $722       N/A
Net amount at risk.........................    $19,900(2)    N/A         $17,594(2)    N/A
Average attained age of policyholders......   55 years       N/A        54 years       N/A

---------------

(1) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

(2) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     The net amount at risk is based on the direct amount at risk (excluding reinsurance).

     The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                                        UNIVERSAL AND
                                          ANNUITY CONTRACTS        VARIABLE LIFE CONTRACTS
                                      --------------------------   -----------------------
                                      GUARANTEED    GUARANTEED
                                        DEATH      ANNUITIZATION   SECONDARY     PAID UP
                                       BENEFITS      BENEFITS      GUARANTEES   GUARANTEES   TOTAL
                                      ----------   -------------   ----------   ----------   -----
                                                             (IN MILLIONS)
Balance at January 1, 2004..........     N/A            $7             $5          N/A        $12
Incurred guaranteed benefits........     N/A            --              2          N/A          2
Paid guaranteed benefits............     N/A            --             (2)         N/A         (2)
                                         ---            --             --          ---        ---
Balance at December 31, 2004........     N/A             7              5          N/A         12
Incurred guaranteed benefits........     N/A            --              1          N/A          1
Paid guaranteed benefits............     N/A            --             --          N/A         --
                                         ---            --             --          ---        ---
Balance at December 31, 2005........     N/A            $7             $6          N/A        $13
                                         ===            ==             ==          ===        ===

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                                       DECEMBER 31, 2005   DECEMBER 31, 2004
                                                       -----------------   -----------------
                                                                   (IN MILLIONS)
Mutual fund groupings
  Equity.............................................         $11                 $7
  Bond...............................................           1                  1
  Money Market.......................................           2                  1
                                                              ---                 --
     Total...........................................         $14                 $9
                                                              ===                 ==

Separate Accounts

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $2,435 million and $2,727 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $348 million and $341 million at December 31, 2005 and 2004, respectively. The average interest rates credited on these contracts were 4.0% and 5.7% at December 31, 2005 and 2004, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $113 million, $110 million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. This

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES practice was initiated for different products starting at various points in time between the mid 1990's and 2000. During 2005, the Company changed its retention practices for individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new life insurance policies that it writes and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $2.5 million per life and reinsure 100% of amounts in excess of the Company's retention limits. RGA retains a maximum of $6 million of coverage per individual life with respect to its assumed business. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Direct premiums earned.....................................  $  445   $  485   $  511
Reinsurance assumed........................................   4,222    3,648    2,925
Reinsurance ceded..........................................    (488)    (420)    (398)
                                                             ------   ------   ------
Net earned premiums........................................  $4,179   $3,713   $3,038
                                                             ======   ======   ======
Reinsurance recoveries netted against policyholder
  benefits.................................................  $   57   $  177   $  119
                                                             ======   ======   ======

     Written premiums are not materially different than earned premiums in the preceding table.

     The reinsurance assumed premium for the years ended December 31, 2005, 2004, and 2003 include $4,220 million, $3,645 million, and $2,923 million, respectively, from RGA.

     Reinsurance recoverables, included in premiums and other receivables, were $1,029 million and $932 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $61 million and $10 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  LONG-TERM DEBT

     At December 31, 2005 and 2004, long-term debt outstanding is as follows:

                                                INTEREST RATES
                                           ------------------------                 DECEMBER 31,
                                                           WEIGHTED                 -------------
                                               RANGE       AVERAGE     MATURITY     2005    2004
                                           -------------   --------   -----------   -----   -----
                                                                                    (IN MILLIONS)
Senior notes.............................  6.75% - 7.25%     6.92%    2006 - 2011   $300    $300
Fixed rate notes.........................   4.2% - 6.32%     4.96%    2006 - 2010    102     106
Other notes..............................    8% - 12%       10.07%    2009 - 2016      1       1
Junior subordinated debentures...........      6.75%         6.75%       2065        398      --
Surplus notes............................      7.63%         7.63%       2024         99      99
                                                                                    ----    ----
  Total..................................                                           $900    $506
                                                                                    ====    ====

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% until December 15, 2015. Subsequent to December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 266.5 basis points, payable quarterly until maturity in 2065. RGA has the option to defer interest payments, subject to certain limitations. In addition, interest payments are mandatorily deferred if RGA does not meet specified capital adequacy, net income and shareholders' equity levels. Upon an optional or mandatory deferral, RGA is not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. The subordinated debentures are redeemable at RGA's option.

     Unsecured senior debt ranks highest in priority and consists of senior notes, fixed rate notes, other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures and surplus notes. Payments of interest and principal on the Company's surplus notes which are subordinate to all other debt may be made only with the prior approval of the insurance department of the state of domicile.

     The aggregate maturities of long-term debt as of December 31, 2005 for the next five years are $126 million in 2006, $26 million in 2007, less than $1 million in 2008 and 2009, $50 million in 2010 and $698 million thereafter.

Credit Facilities and Letters of Credit

     RGA maintains committed and unsecured credit facilities aggregating $652 million as of December 31, 2005. When drawn upon, these facilities bear interest at varying rates in accordance with respective agreements. The following table provides details on these facilities as of December 31, 2005:

                                                               LETTER OF CREDIT                UNUSED
BORROWER(S)                          EXPIRATION     CAPACITY      ISSUANCES       DRAWDOWN   COMMITMENTS
-----------                        --------------   --------   ----------------   --------   -----------
                                                                       (IN MILLIONS)
RGA..............................  January 2006       $ 26           $ --           $ 26        $ --
RGA..............................  May 2007             26             --             26          --
RGA..............................  September 2010      600            320             50         230
                                                      ----           ----           ----        ----
Total............................                     $652           $320           $102        $230
                                                      ====           ====           ====        ====

     At December 31, 2005 and 2004, RGA had outstanding $457 million and $403 million, respectively, in letters of credit from various banks, of which $320 million and $0, respectively, were part of committed facilities.

     Certain of RGA's debt agreements contain financial covenant restrictions related to, among others, liens, the issuance and disposition of stock of restricted subsidiaries, minimum requirements of consolidated net worth,

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES maximum ratios of debt to capitalization, change of control provisions, and minimum rating requirements. A material ongoing covenant default could require immediate payment of the amount due, including principal, under the various agreements. Additionally, RGA's debt agreements contain cross-default covenants, which would make outstanding borrowings immediately payable in the event of a material uncured covenant default under any of the agreements, including, but not limited to, non-payment of indebtedness when due for amounts greater than $10 million, or $25 million depending on the agreement, bankruptcy proceedings, and any other event which results in the acceleration of the maturity of indebtedness. As of December 31, 2005, RGA had $800 million in outstanding borrowings under its debt agreements and was in compliance with all covenants under those agreements. The ability of RGA to make debt principal and interest payments depends on the earnings and surplus of subsidiaries, investment earnings on undeployed capital proceeds, and RGA's ability to raise additional funds.

     RGA guarantees the payment of amounts outstanding under the credit facility maintained by its subsidiary operation in Australia. The total amount of debt outstanding, subject to the guarantee, as of December 31, 2005 was $26 million.

Other

     Interest expense related to the Company's indebtedness included in other expenses was $50 million, $49 million and $48 million for the years ended December 31, 2005, 2004 and 2003, respectively.

7. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and
(ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million, net of unamortized discount of $66 million and $67 million at December 31, 2005 and 2004, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

8.  INCOME TAXES

     The provision for income taxes from continuing operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2005      2004      2003
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
Current:
  Federal...................................................   $ 23       $(7)      $29
  Foreign...................................................     70         4         1
                                                               ----       ---       ---
                                                                 93        (3)       30
Deferred:
  Federal...................................................    (31)       70         7
  Foreign...................................................      4         6         9
                                                               ----       ---       ---
                                                                (27)       76        16
                                                               ----       ---       ---
Provision for income taxes..................................   $ 66       $73       $46
                                                               ====       ===       ===

     Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................   $72       $78       $52
Tax effect of:
  Foreign tax rate differing from U.S. tax rate.............    (2)       (1)       (1)
  Tax preferred investment income...........................    --        (1)       (1)
  Tax credits...............................................    (1)       (3)       (5)
  State tax net of federal benefit..........................     1         1         1
  Corporate owned life insurance............................    (1)       (2)       (2)
  Valuation allowance for carryforward items................    (2)       (2)        1
  Other, net................................................    (1)        3         1
                                                               ---       ---       ---
  Provision for income taxes................................   $66       $73       $46
                                                               ===       ===       ===

     The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                               DECEMBER 31,
                                                              ---------------
                                                               2005     2004
                                                              ------   ------
                                                               (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................  $   --   $  314
  Employee benefits.........................................      28       36
  Loss and credit carryforwards.............................     728      333
  Other, net................................................      51       78
                                                              ------   ------
                                                                 807      761
  Less valuation allowance..................................       5        9
                                                              ------   ------
                                                                 802      752
                                                              ------   ------
Deferred income tax liabilities:
  Deferred policy acquisition costs.........................   1,002    1,024
  Policyholder liabilities and receivables..................     137       --
  Investments...............................................      39       22
  Net unrealized investment gains...........................     311      250
  Other, net................................................       9       91
                                                              ------   ------
                                                               1,498    1,387
                                                              ------   ------
Net deferred income tax liability...........................  $ (696)  $ (635)
                                                              ======   ======

     The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned domestic and foreign subsidiaries, except for RGA International Reinsurance Company Ltd., because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is due to the fact that the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

     The Company believes that it is more likely than not that the deferred income tax assets established will be realized except for the amount of the valuation allowance. A valuation allowance for deferred income tax assets of approximately $5 million and $9 million at December 31, 2005 and 2004, respectively, was provided on the net operating losses and capital losses of General American Argentina Seguros de Vida, S.A., RGA South Africa Holdings, and RGA Financial Products. At December 31, 2005, the Company's subsidiaries had net operating loss carryforwards of $1,630 million and capital loss carryforwards of $163 million. The remaining loss carryforwards are expected to be utilized during the period allowed.

9.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

     Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims".

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by the Company between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

     Certain class members have opted out of the class action settlement noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2005, there are approximately 34 sales practice lawsuits pending against the Company. The Company continues to defend itself vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against the Company.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to the Company's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

     A policyholder filed a lawsuit against the Company, its administrator (Paul Revere Life Insurance Company) and Provident Life and Accident Insurance Company in an Arizona state court for damages in connection with the denial of her claim for disability benefits. The defendants removed the case to the United States District Court for the District of Arizona. Following a trial, a jury entered a verdict of approximately $85 million against the defendants. Defendants thereafter filed a motion seeking judgment as a matter of law, or alternatively, a new trial and/or remittitur. On September 16, 2003, the trial court granted the defendants' motion for remittitur, reducing the punitive damages from $79 million to $7 million, and awarding plaintiff $600,000 of the more than $2 million requested in attorneys' fees, but otherwise denied the defendants' post-trial motion. The total amount of the judgment is approximately $14.3 million. The Ninth Circuit affirmed the approximately $14.3 million judgment in its entirety. Pursuant to a reinsurance agreement between the Company and Paul Revere Life Insurance Company, the Company believes its share of the judgment is 20 percent. However, Paul Revere has requested that the Company pay an additional $2.4 million, over and above the 20 percent share. The Company has declined this request. Paul Revere and the Company have agreed to submit the issue to binding arbitration.

     RGA is currently a party to three arbitrations that involve its discontinued accident and health business, including personal accident business (including London market excess of loss business) and workers' compensation carve-out business. RGA is also party to one pending and one threatened arbitration related to its life reinsurance business. In addition, RGA has been joined in a suit filed against one of its ceding companies alleging wrongful denial of a life insurance claim. As of January 31, 2006, the parties involved in these actions have raised claims, or established liabilities that may result in claims, in the amount of approximately $32 million, which is approximately $28 million in excess of the liabilities recorded by RGA. The Company generally has little information regarding any liabilities established by the ceding companies, and must rely on management estimates to establish policy claim liabilities. It is possible that any such liabilities could be increased in the future. Management believes it has substantial defenses upon which to contest these claims, including but not limited to misrepresentation and breach of contract by direct and indirect ceding companies.

     RGA has reinsured privately-owned pension funds that were formed as a result of reform and privatization of Argentina's social security system. RGA ceased renewal of reinsurance treaties associated with privatized pension contracts in Argentina during 2001 because of adverse experience on this business, as several aspects of the pension fund claims flow did not develop as was contemplated when the reinsurance programs were initially priced.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Since 2001, RGA has pursued various courses of action to reduce and eliminate its obligations associated with the reinsurance of Argentine pension accounts. RGA's actions have resulted in one ceding company demanding arbitration and could result in other litigation or arbitrations in the future. However, as of January 2006, RGA had commuted about 95% of its obligations associated with the business and is in discussions with the remaining clients regarding settlement of all obligations under the remaining treaties. Therefore, the risk of litigation or arbitrations in the future has significantly declined. While it is not feasible to predict or determine the ultimate outcome of any such future litigations or arbitrations or provide reasonable ranges of potential losses, it is the opinion of the Company's management, that their outcomes, after consideration of the provisions made in the Company's consolidated financial statements, would not have a material adverse effect on its consolidated financial position.

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Securities and Exchange Commission ("SEC") has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through the Company. In May 2004, the Company received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against the Company. Under the SEC procedures, the Company can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Company has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company, as of the date of the consolidated financial statements, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and MetLife, whether MetLife has provided or is aware of the provision of "fictitious" or "inflated" quotes, and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, MetLife advised the Attorney General for the State of New York that MetLife was not aware of any instance in which MetLife had provided a "fictitious" or "inflated" quote. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents including contingent commission payments to brokers and MetLife's awareness of any "sham" bids for business. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that MetLife submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom MetLife submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents regarding a broker and certain Ohio public entity groups. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The California Insurance Commissioner is suing in California state court Metropolitan Life, Paragon Life Insurance Company, a subsidiary of the Company, and other companies alleging that the defendants violated certain provisions of the California Insurance Code. Another broker-related action against Paragon Life is pending in a multi-district proceeding established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that MetLife, Inc., Metropolitan Life, Paragon Life and several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. The Company intends to vigorously defend these cases.

     In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and other inquiries may begin. It is reasonably possible that additional subpoenas, interrogatories, requests and lawsuits will be received. The Company and MetLife will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

     Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

Summary

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                        GROSS
                                                              RENTAL    RENTAL
                                                              INCOME   PAYMENTS
                                                              ------   --------
                                                                (IN MILLIONS)
2006........................................................   $10       $ 7
2007........................................................   $ 6       $ 6
2008........................................................   $ 5       $ 5
2009........................................................   $ 2       $ 4
2010........................................................   $ 1       $ 3
Thereafter..................................................   $ 2       $12

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at both December 31, 2005 and 2004. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $26 million and $17 million at December 31, 2005 and 2004, respectively.

OTHER COMMITMENTS

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of approximately $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and is purchasing the shares in the open market over the subsequent few months to return to the lenders. RGA will either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February, 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of treasury stock.

GUARANTEES

     In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $2 million to $10 million, with a cumulative maximum of $15 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     The fair value of the remaining indemnities, guarantees and commitments entered into during 2005 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed insurer engaged. Some states permit insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $100 thousand. The Company maintained a liability of $5 million and a related asset for premium tax offsets of $4 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

     In the past five years, none of the aggregate assessments levied against the Company has been material. The Company has established liabilities for guaranty fund assessments that it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings.

10.  EMPLOYEE BENEFIT PLANS

PENSION PLANS AND OTHER BENEFIT PLANS

     Prior to January 1, 2003, General American, directly or through a wholly-owned subsidiary, was the sponsor and administrator of a qualified and several non-qualified defined benefit pension plans covering eligible employees. On December 31, 2002, the qualified plan was merged into the Metropolitan Life Retirement Plan for United States Employees (the "MetLife Plan"), a qualified defined benefit pension plan sponsored and administered by Metropolitan Life. The Company has no legal obligation for benefits under the MetLife Plan.

     On January 1, 2003, substantially all employees of the Company who are now covered under the MetLife Plan also became employees of certain subsidiaries of MetLife. Certain of these employees continue to be provided to the Company and therefore the Company is allocated expenses associated with the pension benefits offered to these employees. The Company's share of such allocated expenses included in the accompanying consolidated financial statements was $8 million, $8 million and $10 million for the years ended December 31, 2005, 2004 and 2003, respectively. In addition, certain retired employees of the Company are provided postretirement health care and life insurance benefits through a plan sponsored by Metropolitan Life. As the Company has no legal obligation for benefits under this plan, the assets and obligations are not included in the accompanying consolidated financial statements and additional disclosures below. However, the Company is allocated expenses related to the postretirement benefits offered to the retirees of the Company. The Company's allocated share of expenses related

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to these postretirement benefits and included in the accompanying consolidated financial statements was $3 million, $2 million and $3 million for the years ended December 31 2005, 2004 and 2003, respectively.

     General American, or its subsidiaries, continues as sponsor of the non-qualified defined benefit pension plans. Accordingly, the obligations and related net periodic expense associated with these plans are included in the accompanying consolidated financial statements and the additional disclosures below. These non-qualified plans have ceased accepting new participants. Participants with accrued benefits continue to earn vesting service while they are employed, but are not accruing additional benefits in the plan.

     RGA also sponsors a separate qualified defined benefit pension plan for its eligible employees. Employees of RGA may also become eligible for certain qualified postretirement health care and life insurance benefits if they attain retirement age, with sufficient service, while working for RGA. The assets and obligations of the RGA plans, along with the related net periodic expense, are included in the accompanying consolidated financial statements and additional disclosures below.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              -----------------   ---------------
                                                               2005      2004      2005     2004
                                                              -------   -------   ------   ------
                                                                         (IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 53      $ 48      $  9     $ 5
  Service cost..............................................      2         2         1       1
  Interest cost.............................................      3         3        --      --
  Actuarial losses (gains)..................................      5         2        --       3
  Benefits paid.............................................     (3)       (2)       --      --
                                                               ----      ----      ----     ---
Projected benefit obligation at end of year.................     60        53        10       9
                                                               ----      ----      ----     ---
Change in plan assets:
Contract value of plan assets at beginning of year..........     14        10        --      --
  Actual return on plan assets..............................     --         1        --      --
  Employer contribution.....................................      2         3        --      --
                                                               ----      ----      ----     ---
Contract value of plan assets at end of year................     16        14        --      --
                                                               ----      ----      ----     ---
Underfunded.................................................    (44)      (39)      (10)     (9)
Unrecognized net actuarial losses (gains)...................     23        19         4       4
Unrecognized prior service cost.............................    (20)      (22)       --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===
Qualified plan prepaid pension cost.........................   $ (2)     $ (1)     $ --     $--
Non-qualified plan accrued pension cost.....................    (46)      (47)       (6)     (5)
Accumulated other comprehensive income......................      7         6        --      --
                                                               ----      ----      ----     ---
Accrued benefit cost........................................   $(41)     $(42)     $ (6)    $(5)
                                                               ====      ====      ====     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                                        NON-QUALIFIED
                                                      QUALIFIED PLAN        PLAN           TOTAL
                                                      ---------------   -------------   -----------
                                                       2005     2004    2005    2004    2005   2004
                                                      ------   ------   -----   -----   ----   ----
                                                                      (IN MILLIONS)
Aggregate fair value of plan assets.................   $16      $14     $ --    $ --    $ 16   $ 14
Aggregate projected benefit obligation..............    22       18       38      35      60     53
                                                       ---      ---     ----    ----    ----   ----
Underfunded.........................................   $(6)     $(4)    $(38)   $(35)   $(44)  $(39)
                                                       ===      ===     ====    ====    ====   ====

     The accumulated benefit obligation, for all defined benefit pension plans, was $53 million and $48 million at December 31, 2005 and 2004, respectively. The projected benefit obligation exceeded assets for all pension and postretirement plans at December 31, 2005 and 2004.

     The components of net periodic benefit cost were as follows:

                                                  PENSION BENEFITS      OTHER BENEFITS
                                                 ------------------   -------------------
                                                 2005   2004   2003   2005   2004   2003
                                                 ----   ----   ----   ----   ----   -----
                                                              (IN MILLIONS)
Service cost...................................  $ 2    $ 2    $ 1    $ 1    $ 1    $  --
Interest cost..................................    3      3      3     --     --       --
Expected return on plan assets.................   (1)    (1)    (1)    --     --       --
Amortization of prior actuarial losses
  (gains)......................................    1      1      1     --     --       --
Amortization of prior service cost.............   (2)    (2)    (2)    --     --       --
                                                 ---    ---    ---    ---    ---    -----
Net periodic benefit (credit) cost.............  $ 3    $ 3    $ 2    $ 1    $ 1    $  --
                                                 ===    ===    ===    ===    ===    =====

ASSUMPTIONS

     Assumptions used in determining the obligations were as follows:

                                                                DECEMBER 31,
                                                     -----------------------------------
                                                     PENSION BENEFITS    OTHER BENEFITS
                                                     -----------------   ---------------
                                                      2005      2004      2005     2004
                                                     -------   -------   ------   ------
Weighted average discount rate.....................  5.77%     5.92%     5.75%    6.00%
Rate of compensation increase......................  4%-8%     4%-8%      N/A      N/A

     The assumptions used in determining net periodic benefit cost were as follows:

                                                     DECEMBER 31,
                                     ---------------------------------------------
                                       PENSION BENEFITS         OTHER BENEFITS
                                     ---------------------   ---------------------
                                     2005    2004    2003    2005    2004    2003
                                     -----   -----   -----   -----   -----   -----
Weighted average discount rate.....  5.76%   5.46%   6.75%   5.75%   6.50%   6.50%
Expected return on plan assets.....  8.50%   8.50%   8.75%    N/A     N/A     N/A
Rate of compensation increase......  4%-8%   4%-8%   4%-8%    N/A     N/A     N/A

     The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan asset by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES return derived using this approach will fluctuate from year to year, the Company's policy is to hold long-term assumptions constant as it remains within reasonable tolerance from the derived rate.

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                        DECEMBER 31,
                                       -----------------------------------------------
                                                2005                     2004
                                       ----------------------   ----------------------
Pre-Medicare eligible claims.........  11% down to 5% in 2012   12% down to 5% in 2012
Medicare eligible claims.............  11% down to 5% in 2012   12% down to 5% in 2012

     Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trends would have the following effects:

                                                    ONE PERCENT INCREASE   ONE PERCENT DECREASE
                                                    --------------------   --------------------
                                                                   (IN MILLIONS)
Effect on total of service and interest cost
  components......................................         $  --                   $--
Effect on accumulated postretirement benefit
  obligation......................................         $   2                   $(2)

PLAN ASSETS

     The weighted average allocation of pension plan assets is as follows:

                                                              DECEMBER 31,
                                                              -------------
                                                              2005    2004
                                                              -----   -----
ASSET CATEGORY
Equity securities...........................................    75%     76%
Fixed maturities............................................    25%     24%
                                                               ---     ---
  Total.....................................................   100%    100%
                                                               ===     ===

     The weighted average target allocation of pension plan assets for 2006 is as follows:

                                                               PENSION
                                                               BENEFITS
                                                               --------
ASSET CATEGORY
Equity securities...........................................      75%
Fixed maturities............................................      25%

     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

     The Company expects to contribute $7 million to its pension plan and $136 thousand to its other benefit plans during 2006.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service, as appropriate, are expected to be as follows:

                                                            PENSION BENEFITS   OTHER BENEFITS
                                                            ----------------   --------------
                                                                      (IN MILLIONS)
2006......................................................        $ 5              $  --
2007......................................................        $ 4              $  --
2008......................................................        $ 4              $  --
2009......................................................        $ 5              $  --
2010......................................................        $ 5              $  --
2011-2015.................................................        $30              $   2

SAVINGS AND INVESTMENT PLANS

     The Company and MetLife sponsor savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $3 million, $2 million and $2 million to these plans during the years ended December 31, 2005, 2004 and 2003, respectively.

11.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 16, 2003, MetLife Inc. transferred 2,532,600 shares of common stock of RGA to Equity Intermediary Company ("EIC"), a subsidiary of the Company, in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

     In December 2004, MetLife contributed the 93,402 Preferred Shares of EIC to the Company. Upon the dissolution of EIC, the Company retired the shares and recorded a contribution of capital of $93 million from GenAmerica.

DIVIDEND RESTRICTIONS

     The Company and its insurance subsidiaries are subject to limitations on the payment of dividends to their parents. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of:
(i) 10% of the insurance subsidiaries' statutory surplus as of the immediately preceding calendar year or (ii) the insurance subsidiaries' statutory gain from operations for the preceding year (excluding realized investment gains). The Company paid to GenAmerica stockholder dividends in the amount of $13 million, $40 million and $1 million for the years ended December 31, 2005, 2004 and 2003. As of December 31, 2005, the maximum amount of the dividend, which may be paid to GenAmerica from the Company in 2006, without prior regulatory approval, is $167 million.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES action. Each of the Holding Company's U.S. insurance subsidiaries exceeded the minimum risk-based capital requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Missouri State Department of Insurance (the "Department") has fully adopted Codification for the preparation of statutory financial statements of insurance companies domiciled in Missouri. The impact of adoption did not materially impact statutory capital and surplus. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

     Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net loss of General American Life Insurance Company, a Missouri domiciled insurer, was $34 million, $80 million and $151 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Department, was $1,677 million and $1,297 million at December 31, 2005 and 2004, respectively.

OTHER COMPREHENSIVE INCOME

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2005     2004     2003
                                                              ------   ------   -------
                                                                    (IN MILLIONS)
Holding gains on investments arising during the year........   $123     $210     $ 242
Income tax effect of holding gains..........................    (55)     (88)     (111)
Reclassification adjustments:
  Recognized holding losses included in current year
     income.................................................    (21)     (89)      (54)
  Amortization of premium and accretion of discounts
     associated with investments............................     (8)     (14)      (45)
  Income tax effect.........................................     15       43        45
Allocation of holding gains (losses) on investments relating
  to other policyholder amounts.............................     42       77       (10)
Income tax effect of allocation of holding gains (losses) to
  other policyholder amounts................................    (21)     (32)        5
                                                               ----     ----     -----
Net unrealized investment gains.............................     75      107        72
Foreign currency translation adjustment.....................      3       14        25
Minimum pension liability adjustment........................      2       (1)       (5)
                                                               ----     ----     -----
Other comprehensive income..................................   $ 80     $120     $  92
                                                               ====     ====     =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  OTHER EXPENSES

     Other expenses were comprised of the following:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                              2005     2004     2003
                                                             ------   ------   ------
                                                                  (IN MILLIONS)
Compensation...............................................  $   39   $   46   $   68
Commissions................................................     493    1,076      959
Interest and debt issue costs..............................      50       48       44
Amortization of policy acquisition costs...................     697      495      448
Capitalization of policy acquisition costs.................    (649)    (960)    (958)
Minority interest..........................................     164      162      132
Other......................................................     353      389      380
                                                             ------   ------   ------
  Total other expenses.....................................  $1,147   $1,256   $1,073
                                                             ======   ======   ======

13.  ACQUISITIONS AND DISPOSITIONS

     In March, 2005, the Company dissolved its wholly owned subsidiary, GenAmerican Management Corporation, into its parent.

     In March 2005, the Company sold its White Oak and Krisman subsidiaries to Metropolitan Life. The amount received below book value was recorded as a return of capital to Metropolitan Life of $7 million. Total assets and total liabilities of the entities sold at December 31, 2004 were $40 million and $3 million, respectively. Total revenues of the entities sold included in the Company's consolidated revenues were $7 million and ($1) million for the years ended December 31, 2004 and 2003, respectively.

     In December 2004, EIC, a wholly owned subsidiary of the Company, was dissolved. See Note 11.

     In September 2003, RGA announced a coinsurance agreement under which it assumed the traditional U.S. life insurance business of Allianz Life Insurance Company of North America. The transaction closed during the fourth quarter of 2003 with an effective date retroactive to July 1, 2003. The transaction added approximately $278 billion of life insurance in-force, $246 million of premiums and $11 million of pre-tax income, excluding minority interest expense, to the fourth quarter of 2003.

14.  DISCONTINUED OPERATIONS

REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following table presents the components of income from discontinued real estate operations:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2005      2004      2003
                                                              -----     -----     -----
                                                                    (IN MILLIONS)
Investment income...........................................   $--       $ 2       $--
Investment expense..........................................    --        (1)       (1)
Net investment gains (losses)...............................    --        --        (1)
                                                               ---       ---       ---
  Total revenues............................................    --         1        (2)
Provision for income taxes..................................    --        --         1
                                                               ---       ---       ---
  Income (loss) from discontinued operations net of income
     tax....................................................   $--       $ 1       $(1)
                                                               ===       ===       ===

     There was no real estate related to discontinued operations at December 31, 2005 and 2004.

15.  FAIR VALUE INFORMATION

     The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments were as follows:

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2005                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $15,086     $15,086
  Equity securities......................................             $   201     $   201
  Mortgage loans on real estate..........................             $   896     $   898
  Policy loans...........................................             $ 2,645     $ 2,645
  Short-term investments.................................             $   153     $   153
  Cash and cash equivalents..............................             $   268     $   268
  Mortgage loan commitments..............................    $26      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,868     $ 6,235
  Long-term debt.........................................             $   900     $   953
  Shares subject to mandatory redemption.................             $   159     $   228
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,383     $ 1,383

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                           NOTIONAL   CARRYING   ESTIMATED
                                                            AMOUNT     VALUE     FAIR VALUE
                                                           --------   --------   ----------
DECEMBER 31, 2004                                                   (IN MILLIONS)
Assets:
  Fixed maturities.......................................             $13,912     $13,912
  Equity securities......................................             $   178     $   178
  Mortgage loans on real estate..........................             $ 1,090     $ 1,133
  Policy loans...........................................             $ 2,625     $ 2,625
  Short-term investments.................................             $    86     $    86
  Cash and cash equivalents..............................             $   372     $   372
  Mortgage loan commitments..............................    $17      $    --     $    --
Liabilities:
  Policyholder account balances..........................             $ 6,301     $ 5,808
  Long-term debt.........................................             $   506     $   540
  Shares subject to mandatory redemption.................             $   158     $   223
  Payables for collateral under securities loaned and
     other transactions..................................             $ 1,461     $ 1,461

     The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturity and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE AND MORTGAGE LOAN COMMITMENTS

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances which do not have final contractual maturities are assumed to equal their current net surrender value.

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
            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

LONG-TERM DEBT AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of long-term debt and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

PAYABLES UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying values for payables under securities loaned and other transactions approximate fair value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

16.  RELATED PARTY TRANSACTIONS

     Effective September 30, 2005, the Company recaptured its reinsurance agreement with Missouri Reinsurance (Barbados) Inc. ("Missouri"), an affiliate. This agreement ceded, on a coinsurance basis, all business owned life insurance policies. As a result of the recapture of this agreement, the Company paid a recapture fee of $15 million to Missouri and $276 million in assets supporting the liabilities on this treaty were transferred from Missouri to the Company.

     Effective January 1, 2005, the Company entered into a reinsurance agreement to cede an in force block of business to MetLife Investors USA Insurance Company ("MLI USA"), an affiliate. This agreement covered certain term and universal life policies issued by the Company on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, the Company transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in force as of December 31, 2004. As a result of the transfer of assets, the Company recognized a realized gain of $20 million, net of income taxes. The Company also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company ceded premiums and related fees of $192 million and ceded benefits and related costs of $143 million for the year ended December 31, 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2005 were $932 million.

     Effective January 1, 2005, the Company recaptured its reinsurance agreement with Exeter Reassurance Company, Ltd., an affiliate. This agreement ceded, on a modified co-insurance basis, certain policies issued by the Company with universal life secondary guarantees. There was no recapture fee paid since the terms of the recapture agreement for this treaty resulted in no fees due to either party. The recapture of this agreement resulted in a pre-tax gain of $1 million for the year ended December 31, 2005.

     On December 23, 2004, the Company dissolved its wholly owned subsidiary, EIC. Prior to the dissolution, EIC had preferred stock issued and outstanding held by MetLife. Upon dissolution, MetLife contributed the preferred shares to the Company through its parent in the form of a capital contribution for $93 million.

     In 2003, the Company received a non-cash capital contribution of $131 million associated with Metropolitan Life's transfer of the outstanding shares of RGA common stock to EIC.

     Effective January 2001, the Company entered into a financial reinsurance agreement with Metropolitan Life. Metropolitan Life assumes substantially all of the Company's supplementary contracts without life contingencies. The Company had policyholder account balances and corresponding recoverables from reinsurers, in premiums and other receivables, for the same amounts of $143 million and $146 million at December 31, 2005 and 2004 respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

     RGA has reinsurance transactions with Metropolitan Life and certain of its subsidiaries. Under these agreements, RGA reflected net assumed premiums of approximately $189 million, $127 million and $119 million in 2005, 2004 and 2003, respectively. The earned premiums reflect the net of business assumed from and ceded to Metropolitan Life and its subsidiaries. The pre-tax income on this business was approximately $10 million, $27 million and $12 million in 2005, 2004 and 2003, respectively.

     Under the terms of a master service agreement with Metropolitan Life, the Company and its subsidiaries paid $5 million, $7 million and $6 million in investment management fees and $87 million, $110 million and $100 million for other administrative services in 2005, 2004 and 2003, respectively. The Company had $976 million and $519 million of receivables with affiliates as of December 31, 2005 and 2004, respectively.

     At December 31, 2005, the Company held no assets in the Metropolitan Money Market Pool of affiliated companies. At December 31, 2004, the Company held $44 million of assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $464 million and $495 million, and $191 million and $198 million, for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on those transfers were $31 million and $7 million for the years ended December 31, 2005 and 2004, respectively. There were no assets transferred for the year ended December 31, 2003. The Company purchased assets from affiliates with a fair market value of $382 million and $7 million for the years ended December 31, 2005 and 2004, respectively.

     These transactions are based upon agreed upon amounts that might differ from amounts that would be charged if such transactions were among third parties.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

17.  SUBSEQUENT EVENTS

     On or about May 1, 2006, the Company intends to sell its wholly owned subsidiary, Paragon, to its ultimate parent, MetLife. Immediately following the sale, MetLife intends to merge Paragon with and into Metropolitan Life. The sale and merger are subject to regulatory approval. At December 31, 2005, Paragon had total assets of $727 million, total liabilities of $643 million, and net income of $7 million.

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